As filed with the Securities and Exchange Commission on August 19, 1998
                      Registration Nos. 333-20635, 811-8037
             -------------------------------------------------------


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A

                          REGISTRATION STATEMENT UNDER
                         THE SECURITIES ACT OF 1933 / /


                         Pre-Effective Amendment No. / /
                      Post-Effective Amendment No. 4 / X /


                                       and

                        REGISTRATION STATEMENT UNDER THE
                       INVESTMENT COMPANY ACT OF 1940 / /


                              Amendment No. 6 / X /
                        (Check appropriate box or boxes)
                   -------------------------------------------


                             ORBITEX GROUP OF FUNDS
               (Exact Name of Registrant as Specified in Charter)

              410 Park Avenue, 18th Floor, New York, New York 10022
                     (Address of Principal Executive Office)


               Registrant's Telephone Number, including Area Code:
                                 (212) 891-7900
                       ----------------------------------


                                 James L. Nelson
                          410 Park Avenue, 18th Floor,
                            New York, New York 10022
                     (Name and Address of Agent for Service)

                                   Copies to:

       Joseph J. McBrien, Esq.                 Leonard B. Mackey, Jr., Esq.
      Vice President & Counsel                        Rogers & Wells
 State Street Bank and Trust Company                  200 Park Avenue
     1776 Heritage Drive, AFB 4                  New York, New York 10166
  North Quincy, Massachusetts 02171


Approximate Date of Proposed Public Offering: As soon as practicable after this Registration Statement becomes effective. It is proposed that this filing will become effective: (check appropriate box)


       [x] on August 21, 1998 pursuant to paragraph (a)(3) of Rule 485
       [ ] 60 days after filing pursuant to paragraph (a)(1) of Rule 485
       [ ] 75 days after filing pursuant to paragraph (a)(2) of Rule 485
       [ ] on ____ days after filing pursuant to paragraph (a)(2) of Rule 485
       [ ] immediately upon filing pursuant to paragraph (b) of Rule 485
       [ ] on ____ pursuant to paragraph (b) of Rule 485

                              CROSS-REFERENCE SHEET

Form N-1A Item No.                                          Caption in Prospectus
------------------                                          ---------------------
1.       Cover Page                                         Cover Page

2.       Synopsis                                           Cover Page; The Funds at a Glance

3.       Condensed Financial Information                    Financial Highlights

4.       General Description of Registrant                  The Funds at a Glance; Investment Objectives Strategies
                                                            and Policies; Description of Securities, Other
                                                            Investment Policies and Risk Considerations

5.       Management of the Fund                             How the Trust is Managed

6.       Capital Stock and Other Securities                 Organization of the Trust; Dividends, Distributions,
                                                            and Taxes; How to Purchase Shares

7.       Purchase of Securities                             How to Purchase Shares; Shareholder Services; How Each
                                                            Fund's Net Asset Value is Determined

8.       Redemption or Repurchase                           Shareholder Services; How to Redeem Shares

9.       Pending Legal Proceedings                          Not Applicable


10.      Cover Page                                         Cover Page


11.      Table of Contents                                  Table of Contents

12.      General Information and History                    General Information and History

13.      Investment Objectives and Policies                 Investment Restrictions; Description Securities, Other
                                                            Investment Policies and Risk Considerations

14.      Management of the Fund                             Management of the Trust

15.      Control Persons and Principal Holders of           Principal Holders of Securities
         Securities

16.      Investment Advisory and Other Services             Investment Management and Other Services

17.      Brokerage Allocation and Other Practices           Brokerage Allocation and Other Practices


18.      Capital Stock and Other    Securities              Organization of the Trust








                                                            Caption in Statement of
Form N-1A Item No.                                          Additional Information
------------------                                          -----------------------


19.      Purchase, Redemption and Pricing of Securities     Purchase and Redemption of Securities Being Offered;
         Being Offered                                      Determination of Net Asset

20.      Tax Status                                         Taxes

21.      Underwriters                                       Distribution of Shares

22.      Calculation of Performance Data                    Performance Information About the Funds

23.      Financial Statements                               Financial Statements

                             ORBITEX GROUP OF FUNDS

                                 410 Park Avenue
                            New York, New York 10022
                                   PROSPECTUS
                                 August 21, 1998

         Orbitex Group of Funds (the "Trust") is a mutual fund that currently consists of four investment portfolios (each a "Fund" and collectively the "Funds"). Each Fund is managed separately and has its own investment objective, strategies and policies designed to meet different goals. Each Fund offers two classes of shares: a front-end load, Class A, and a contingent deferred sales charge, Class B. Purchasers of Class A Shares pay a 4.75% sales charge for the Orbitex Asian High Yield Fund and a 5.75% sales charge for all other Funds. Purchasers of Class B shares may pay a contingent deferred sales charge upon redemption. This charge declines from 5% in the first year of investment to 0% after six years.


         Orbitex Strategic Natural Resources Fund seeks capital growth through a flexible policy of investing in common stocks of companies engaged in natural resource industries and industries supportive to natural resource industries.

         Orbitex Info-Tech & Communications Fund seeks superior long-term capital growth through selective investment in communication, information and related technology companies.

         Orbitex Growth Fund seeks long-term growth of capital through investment in securities of companies of all sizes that offer potential for growth.

         Orbitex Asian High Yield Fund seeks high current income through investment in securities of issuers based in Asia. The Fund will invest in high yield, high risk debt obligations of issuers in developing Asian markets (commonly referred to as "junk bonds"). Investments of this type are subject to greater risk of loss of principal and interest.

         There can be no assurance that the objective of each Fund will be realized. For general information about the Trust, please call 1-888-ORBITEX.


         This Prospectus sets forth concisely the information about the Funds that you should know before investing. It should be retained for future reference. A Statement of Additional Information ("SAI"), about the Funds dated August 21, 1998, has been filed with the Securities and Exchange Commission (the "SEC") and is incorporated herein by reference. You may obtain a copy of the SAI at no charge by calling the Trust at the number shown above.


     THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE
                                       1


TABLE OF CONTENTS                                                          PAGE


The Funds at a Glance

The Funds' Expenses

Financial Highlights

Investment Objectives, Strategies and Policies

Description of Securities, Other Investment
       Policies and Risk Considerations

Investment Performance

Portfolio Turnover

Dividends, Distributions and Taxes

How to Purchase Shares

How to Redeem Shares

How to Exchange Shares

Shareholder Services

How Each Fund's Net Asset Value is Determined

How the Trust is Managed

Portfolio Transactions and Brokerage Practices

Organization of the Trust

Appendix

         No person has been authorized to give any information, or to make any representations not contained in this Prospectus, or in the Trust's SAI incorporated herein by reference, in connection with the offering made by this Prospectus, and, if given or made, such information or representations must not be relied upon as having been authorized by the Trust or Funds Distributor, Inc. (the "Distributor"). This Prospectus does not constitute an offering by the Trust or by the Distributor in any jurisdiction in which such offering may not lawfully be made.

                              THE FUNDS AT A GLANCE


       The Trust is a Delaware business trust registered with the SEC as an open-end management investment company, commonly known as a "mutual fund." The Trust currently consists of four Funds: Orbitex Strategic Natural Resources Fund, Orbitex Info-Tech & Communications Fund, Orbitex Growth Fund and Orbitex Asian High Yield Fund. Each Fund in the Trust is a separate investment portfolio and has its own investment objective, investment programs, policies and restrictions. Additionally, each Fund offers two classes of shares: Class A which has an initial sales charge and Class B which has a deferred sales charge. Each Fund operates as a diversified investment company except for the Asian High Yield Fund which operates as a non-diversified investment company. See "Investment Objectives, Strategies and Policies."

       Management. Each Fund is managed by Orbitex Management, Inc. (the "Adviser"), which directs the day-to-day operations of the Funds. Funds Distributor, Inc. (the "Distributor") serves as the distributor for the Trust. State Street Bank and Trust Company ("State Street") serves as the administrator, custodian, accounting services agent, transfer agent and dividend disbursing agent for the Trust. See "How the Trust is Managed."

       Purchases and Sales of Shares. Generally, Class A Shares of each Fund are offered to investors at net asset value plus any applicable sales charge (maximum for the Asian High Yield Fund is 4.75% and for each other Fund is 5.75% of public offering price) and subject to a service and distribution fee at the rate of .30% (in the case of the Asian High Yield Fund) and .40% (in the case of the other Funds) of the average daily net assets of the Fund. The minimum initial investment for the Class A and Class B Shares is $2,500 ($2,000 for individual retirement accounts) and the minimum for subsequent investments is $250. See "How to Purchase Shares."

       Class B Shares of each Fund are offered to investors at net asset value without any initial sales charge. However, there is a contingent deferred sales charge ("CDSC") on shares sold within six years of buying them. This CDSC ranges from 5% in the first year of share ownership to 1% in the sixth year of share ownership. After the seventh year, Class B Shares automatically convert to Class A Shares. The CDSC is based upon the lesser of the original purchase cost or the market value of the shares at the time they are sold. The Class B Shares are subject to a service and distribution fee of 1.00% of the average daily assets of the Fund.

       Shares may be redeemed at any time at the net asset value of a Fund (minus any applicable deferred sales charge), next determined after receipt of the redemption request. The redemption price may be more or less than the purchase price. See "How to Redeem Shares."


       Risk Considerations. The value of a Fund's shares will fluctuate with the value of the underlying securities in its investment portfolio, and in the case of debt securities, with the general level of interest rates. When interest rates decline, the value of a portfolio invested in fixed-income securities can be expected to rise. Conversely, when interest rates rise, the value of a portfolio invested in fixed-income securities can be expected to decline. In the case of foreign currency denominated securities, these trends may be offset or amplified by fluctuations in foreign currencies.

       Investing in securities of foreign issuers involves certain risks and considerations not typically associated with investing in securities of U.S. companies.

       High yielding fixed-income securities, such as those in which the Asian High Yield Fund may invest without limit and each of the other Funds may invest up to 35%, respectively, of total assets, are subject to greater market fluctuations and risk of loss of income and principal than investments in lower yielding fixed-income securities.

       The Funds intend to employ from time to time certain investment techniques which are designed to enhance income or total return or hedge against market or currency risks but which themselves involve additional risks. These techniques include options on securities, futures, options on futures, options on indexes, options on foreign currencies, foreign currency exchange transactions, lending of securities and when-issued securities and delayed-delivery transactions.

       Each Fund may, from time to time, leverage the assets it has by using borrowed money to increase its portfolio positions. This is a speculative investment technique that could expose a Fund to significant risk of loss of principal.

       Because of the focus of each of the Strategic Natural Resources Fund and the Info-Tech & Communications Fund on its industries, an investment in these Funds may be more volatile than an investment in an investment company that does not concentrate its investments in such a manner.


       Because the Asian High Yield Fund is non-diversified, it is permitted greater flexibility to invest its assets in the securities of any one issuer and therefore will be exposed to increased risk of loss if such an investment underperforms expectations.

       Each Fund may invest in smaller companies. Securities of smaller companies may be more volatile due to their limited product lines, markets or financial resources or their susceptibility to major setbacks or downturns.


       For additional risk information, see "Description of Securities, Other Investment Policies and Risk Considerations."

                               THE FUNDS' EXPENSES

       The Fee Table, including the Examples below, is included to assist your understanding of the various costs and expenses to which an investment in each class of shares of each Fund would be subject. Actual fees and expenses for each class of shares of each Fund for the current year may be more or less than those shown below. A more complete description of all fees and expenses is included in this Prospectus under the section "How the Trust is Managed."


   Shareholder
   Transaction         Strategic
   Expenses for         Natural          Info-Tech &
Class A and Class      Resources        Communications                       Asian High
        B                 Fund               Fund           Growth Fund      Yield Fund
------------------- ----------------- ------------------- ---------------- ---------------
Maximum Sales
Load Imposed on
Purchases (as a %        5.75%1             5.75%1            5.75%1           4.75%1
of offering price)   (Class A only)     (Class A only)    (Class A only)   (Class A only)

Maximum Sales
Load Imposed on
Reinvested
Dividends                 None               None              None             None

Maximum Deferred       None((2))           None((2))         None((2))        None((2))
Sales Load             (Class A)          (Class A)          (Class A)       (Class A)
Imposed on
Redemptions (as a     Years after        Years after        Years after     Years after
% of lower of           Purchase           Purchase          Purchase         Purchase
                        --------           --------          --------         --------
original purchase   1st Year          1st Year     5.00%    1st Year         1st Year
price or            5.00%             2nd Year     4.00%    5.00%            5.00%
redemption          2nd Year          3rd Year     3.00%    2nd Year         2nd Year
proceeds)           4.00%             4th Year     3.00%    4.00%            4.00%
                    3rd Year          5th Year     2.00%    3rd Year         3rd Year
                    3.00%             6th Year     1.00%    3.00%            3.00%
                    4th Year          After 6      None     4th Year         4th Year
                    3.00%              (Class B only)3      3.00%            3.00%
                    5th Year                                5th Year         5th Year
                    2.00%                                   2.00%            2.00%
                    6th Year                                6th Year         6th Year
                    1.00%                                   1.00%            1.00%
                    After 6                                 After 6          After 6
                    None                                    None             None
                    (Class B only)3                         (Class B         (Class B
                                                            only)((3))       only)((3))

Redemption Fee((4))       None               None              None             None

Exchange Fee              None               None              None             None



-------------------------
((1))Reduced for purchases of $50,000 or more by certain investors. See "How to Purchase Shares - Initial Sales Charge."((2))Purchases of Class A Shares of $1 million or more by certain investors are not subject to any sales load at the time of purchase, but a 1% contingent deferred sales charge applies on amounts redeemed within one year of purchase. See "How to Redeem Shares - Contingent Deferred Sales Charge." ((3)) Class B Shares will automatically convert to Class A Shares approximately eight years after purchase. See "How to Purchase Shares." ((4))A fee of $10.00 is charged by the Trust's transfer agent for each wire redemption.

                              Strategic
                               Natural        Info-Tech &                      Asian
Annual Fund                   Resources     Communications      Growth      High Yield
Operating Expenses              Fund             Fund            Fund          Fund
------------------------------------------------------------------------------------------
Class A Shares
(as a percentage of
average net assets)

Investment Advisory Fee
 (after fee waivers)            0.86%           0.01%           0.00%         0.37%

12b-1 Fees                      0.40%           0.40%           0.40%         0.30%

Other Expenses (after
expense  reimbursements)        0.74%           1.59%           1.60%         1.33%

Total Fund Operating
Expenses (after fee
waivers and expense             2.00%           2.00%           2.00%         2.00%
reimbursements)

Class B Shares
(as a percentage of
average net assets)

Investment Advisory Fee
 (after fee waivers)            0.66%           0.00%           0.00%         0.00%


12b-1 Fees                      1.00%           1.00%           1.00%         1.00%


Other Expenses (after
expense  reimbursements)        0.74%           1.40%           1.00%         1.00%


Total Fund Operating
Expenses (after fee
waivers and expense             2.40%           2.40%           2.00%         2.00%
reimbursements)



       Other Expenses are based on estimated amounts for the current fiscal year. The Adviser has agreed to waive or limit its fees and to pay certain operating expenses, net of waivers and custodial credits, to the extent necessary to limit total fund operating expenses to 2.00%, 2.00%, and 2.00% for Class A, 2.40%, 2.40%, and 2.00 for Class B of the Strategic Natural Resources Fund, the Info-Tech & Communications Fund, and the Growth Fund, respectively, subject to possible reimbursement by the Funds if such reimbursement can be achieved within the foregoing expense limits. The total amount of reimbursement to which the adviser may be entitled in any year will be equal to the sum of all fees waived and/or assumed by the adviser during any of the previous two fiscal years, less any reimbursement amount previously paid to it. Absent the waiver or limitation of fees the total fund operating expenses would be as follows: 2.39% and 2.99%, for the Strategic Natural Resources Fund's Class A and B Shares; 3.24% and 3.84%, for the Info-Tech & Communications Fund's Class A and B Shares; and 5.37% and 5.97%, for the Growth Fund's Class A and B Shares. The fee waivers and limitations are expected to be in effect during the Trust's current fiscal year. From inception to June 15, 1998, the Adviser voluntarily waived its entire advisory fee and reimbursed all expenses on the Class A Shares of the Asian High Yield Fund exclusive of interest expense. Effective July 16, 1998 the Adviser agreed to waive or limit its fees and pay certain operating expenses, net of waivers and custodial credits, to the extent necessary to limit total fund operating expenses to 1.00%. This voluntary waiver remains in effect and is applicable to both Class A and Class B Shares. It is renewable in 30 day intervals at the Adviser's discretion. All waivers and limitations of fees are subject to possible reimbursement by the Asian High Yield Fund if such reimbursement can be achieved within the foregoing expense limits. The total amount of reimbursement to which the adviser may be entitled in any year will be equal to the total sum of all fees waived and/or assumed by the adviser during any of the two previous years, less any reimbursement amount previously paid to it. Absent the waiver or limitation of fees the investment advisory fee for each class is 1.25%, and total fund operating expenses for the Class A and Class B Shares would have been 2.88% and 3.58%, respectively. See "How the Trust is Managed - Adviser" for further information on fees and expenses.

B. The fee waivers and limitations are expected to be in effect during the Trust's current fiscal year. From inception to June 15, 1998, the Adviser voluntarily waived its entire advisory fee and reimbursed all expenses on the Class A Shares of the Asian High Yield Fund exclusive of interest expense. Effective July 16, 1998 the Adviser agreed to waive or limit its fees and pay certain operating expenses to the extent necessary to limit total fund operating expenses to 1.00%. This voluntary waiver is renewable in 30 day intervals at the Adviser's discretion. The Adviser has voluntarily agreed to waive its fees and reimburse certain expenses to the extent necessary to keep total operating expenses for the Class A and Class B Shares to not more than 2.00% and 3.00%, respectively, of average net assets on an annual basis. All waivers and limitations of fees are subject to possible reimbursement by the Asian High Yield Fund if such reimbursement can be achieved within the foregoing expense limits. The total amount of reimbursement to which the adviser may be entitled in any year will be equal to the total sum of all fees waived and/or assumed by the adviser during any of the two previous years, less any reimbursement amount previously paid to it. Absent the waiver or limitation of fees the investment advisory fee for all classes is 1.25%, and total fund operating expenses for the Class A and Class B Shares would have been 2.41% and 3.11%, respectively. See " How the Trust is managed - Adviser" for further information on fees and expenses.


       Examples: An investor in each Fund would pay the following expenses on a $1,000 investment, assuming (1) a 5% annual return and (2) redemption at the end of each future time period.



                                        Class A Shares        Class B Shares
------------------------------------ -------- ----------- ---------- -----------
Fund                                  1 Year    3 Years     1 Year     3 Years
------------------------------------ -------- ----------- ---------- -----------
Strategic Natural Resources           $77         $118     $76        $108
Info-Tech & Communications            $77         $118     $76        $108
Growth                                $77         $118     $72        $96
Asian High Yield                      $67         $108     $72        $96

       You would pay the following expenses on the same investment, assuming no redemption:

                                        Class A Shares        Class B Shares
------------------------------------ -------- ----------- ---------- -----------
Fund                                  1 Year    3 Years     1 Year     3 Years
------------------------------------ -------- ----------- ---------- -----------
Strategic Natural Resources           $77         $118     $25        $76
Info-Tech & Communications            $77         $118     $25        $76
Growth                                $77         $118     $21        $63
Asian High Yield                      $67         $108     $20        $63

The Examples above for the Class A Shares assumes payment of a sales charge at the time of purchase; actual expenses may vary for purchases of shares in amounts of $50,000 or more. Purchases of Class A Shares in an amount of $1 million or more are made at net asset value and are subject to a contingent deferred sales charge for one year following purchase. As a result of 12b-1 fees, a long-term shareholder may pay more than the economic equivalent of the maximum front-end sales charges permitted by the rules of the National Association of Securities Dealers, Inc.


         These Examples should not be considered to be a representation of past or future fees or expenses for each Fund. Actual fees and expenses may be greater or lesser than those shown above. Similarly, the annual rate of return assumed in the Example is not an estimate or guarantee of future investment performance, but is included solely for illustrative purposes.

                              FINANCIAL HIGHLIGHTS


         This information is part of the Trust's financial statements which are included in the SAI. It should be read in conjunction with the financial statements and notes thereto. The information applies only to the Class A Shares as there were no Class B Shares outstanding for the period ended April 30, 1998. The information is based on data contained in the financial statements.* Further performance information is contained in the annual report which may be obtained without charge. See "Shareholder Services - Shareholder Inquiries and Services Offered."

For the period ended April 30, 1998 (a)
Selected Data based on a share outstanding throughout the period indicated.


                                                        Strategic         Info-Tech &                   Asian
                                                         Natural        Communications     Growth     High
                                                     Resources Fund          Fund           Fund      Yield Fund
                                                     ----------------  ----------------- -----------  -----------
Net asset value, beginning of period................     $15.00             $15.00         $15.00       $12.00
                                                     ----------------  ----------------- -----------  -----------
Income (loss) from investment operations:
Net investment income...............................        0.38 (d)           0.00                       0.45
                                                                                          0.26(d)
Net realized and unrealized gain (loss) on
investments                                                 1.22               4.62           2.67       (1.15)
and foreign currency related transactions...........
                                                     ----------------  ----------------- -----------  -----------

Total income (loss) from investment operations......        1.60               4.62          2.93        (0.70)
                                                     ----------------  ----------------- -----------  -----------

Less distributions from net investment income.......      (0.03)              -              -           (0.37)

Less distributions in excess of capital gains.......      (0.03)              -              -            -
                                                     ----------------  ----------------- -----------  -----------

Total distributions from net investment income
and net capital gains...............................       (0.06)               -             -          (0.37)
                                                     ================  ================= ===========  ===========

Net asset value, end of period......................     $16.54             $19.62         $17.93       $10.93
                                                     ================  ================= ===========  ===========

Total Return (b)....................................     10.74%             30.80%         19.53%      (5.71)%
                                                     ================  ================= ===========  ===========

Ratios and Supplemental Data:
Net assets, end of period (in 000's)................     $5,698             $2,440          $891        $3,767
Ratio of expenses to average net assets
(including interest expense) (c)....................      2.40%             2.40%          1.60%        0.14%

Ratio of expenses to average net assets (including
interest expense and custodial credits) (c).........      2.45%             2.88%          2.11%        0.22%

Ratio of expenses to average net assets without
expenses                                                  9.27%             39.06%         50.13%       12.47%
waived, reimbursed and/or reduced by custodial
credits (c).........................................

Ratio of net investment income (loss) to average
net assets (c)......................................    6.12% (d)          (1.27)%         4.41%      8.65% (d)


Portfolio turnover rate.............................      519%               76%            448%         173%
------------------------------------------------------------------------------------------------------------------------

(a) The commencement of investment operations was October 23, 1997 for Strategic Natural Resources Fund, October 22, 1997 for Info-Tech & Communications Fund and Growth Fund and October 20, 1997 for Asian High Yield Fund.
(b) Total returns are historical and assume changes in share price, reinvestment of dividends and capital gains distributions, and assume no sales charge. Had the Advisor, Administrator and Custodian not absorbed a portion of the expenses, total returns would have been lower. Periods less than one year are not annualized.
(c)  Annualized for periods less than one year.
(d) Net investment income per share and the net investment income ratio would have been lower without a certain investment strategy followed by the Advisor during the current fiscal year.

(*) The Financial Statements dated April 30, 1998, include the Asian Select Advisors Fund which ceased operations on August 31, 1998.

                           The Orbitex Group of Funds

Orbitex Management, Inc. offers specialized and opportunistic mutual funds with the potential to enhance returns and diversify overall risk in an investor's portfolio. Through its investment management team and carefully selected sub-advisers, Orbitex emphasizes well-articulated investment philosophies and consistent management styles to ensure that investors and investment professionals get what they expect from each Orbitex Fund.


Fund                            Objective                                   Suitable Investors
   Orbitex Strategic Natural    Capital growth through a flexible policy    Growth-oriented individuals who
   Resources Fund               of investing in common stocks of            see strong economic trends as an
   Managed by Orbitex           companies engaged in natural resource       indicator of natural resource
   Management, Inc.             industries and industries supportive to     demand.
                                natural resource industries.

   Orbitex Info-Tech &          Superior long-term capital growth through   Growth oriented investors who
   Communications Fund          selective investment in communication,      want to capitalize on
   Managed by Orbitex           information, and related technology         opportunities in global
   Management, Inc.             companies.                                  telecommunications and
                                                                            information industries.

   Orbitex Growth Fund          Long-term growth of capital through         Long-term investors interested in
   Managed by Orbitex           investment in securities of companies       growth opportunities in the U.S.
   Management, Inc.             that offer potential for growth.            stock market.

   Orbitex Asian High Yield     High current income through investment in   Individuals seeking high income
   Fund                         securities of issuers based in Asia. The    from a portion of their bond
   Managed by Orbitex           Fund will invest in high-yield, high-risk   portfolios and who can accept the
   Management, Inc.             debt obligations.                           risks of international investing.

Please consult the "Description of Securities, Other Investment Policies and Risk Considerations" section of the prospectus for information on the risks involved in investing in any of the Funds.

Set forth below is a chart illustrating the results of hypothetical $10,000 investments in certain market sectors. This information is provided for your information to illustrate how these sectors have performed in the past. The performance of the Funds may vary significantly from the performance described below.

[GRAPHIC OMITTED]
Index Performance (Results of a Hypothetical $10,000 Investment)



Figure 1


Average Annual Returns
(for periods ended 6/30/98)                         1 year           3 Years        5 Years     10 Years
Lipper Emerging Market Debt Funds Category           (1.25)            21.19         12.57        N/A
Lipper Natural Resources Funds Category             (10.98)            9.24           7.72        8.15
Standard & Poor's 500 Index                          30.17             30.23         23.06        18.54
Lipper Science and Technology Index                  18.73             17.37         19.70        17.20


All of the Indexes noted above are unmanaged indexes whereas the Funds are actively managed. The performance of these indexes does not reflect sales charges or other expenses associated with investment in the Funds; direct investment in the indexes is not possible. Index performance is not intended to represent the future performance of any Orbitex Fund. Past performance is no guarantee of future results. The investment return and principal value of a Fund investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

                 INVESTMENT OBJECTIVES, STRATEGIES AND POLICIES

         Each Fund's objective is a fundamental policy and may not be changed without a shareholder vote. Any investment involves risk and, therefore, there can be no assurance that any Fund will achieve its objective. All investment policies stated throughout this Prospectus, other than those identified as fundamental, may be changed by the Board of Trustees of the Trust without shareholder approval. A complete statement of each Fund's investment restrictions is included in the SAI. Compliance with policies and limitations is determined at the time of purchase of a security; a Fund is not required to sell an investment because of a later change in circumstances.

ORBITEX STRATEGIC NATURAL RESOURCES FUND

         The objective of the Orbitex Strategic Natural Resources Fund (the "Strategic Natural Resources Fund") is capital growth. The Fund seeks to achieve its objective through a flexible policy of investing primarily in common stock of United States and foreign companies engaged in natural resource industries and industries supportive to natural resource industries.

         At least 65% of the Fund's total assets will normally be invested in common stock issued by natural resource companies and companies supportive to natural resource companies. The remainder of the Fund's assets may be invested in equity and debt securities of natural resource companies and of companies outside of the natural resource industries.

         The Fund may invest in securities of foreign companies. However, the Fund will not invest more than 10% of its net assets in securities of such issuers (other than Canadian issuers on which there is no limit). Investments in certain Canadian issuers may be highly speculative and may be subject to substantial price fluctuations.

         A "natural resource company" is an entity in which (i) at least 50% of either the revenues or earnings was derived from natural resource activities, or
(ii) at least 50% of the assets was devoted to such activities, based upon the company's most recent fiscal year. Natural resource companies include: (i) those which own, explore, develop or produce: energy sources (such as oil, gas and coal); ferrous and non-ferrous metals (such as iron, aluminum, copper, nickel, zinc and lead); strategic metals (such as uranium and titanium) and precious metals (such as gold, silver and platinum); chemicals; forest products (such as timber, coated and uncoated tree sheet, pulp and newsprint); other basic commodities (such as foodstuffs); refined products (such as chemicals and steel); (ii) service companies that provide services to producers and refiners of natural resources or provide other products and services, which, in the Adviser's opinion are significant to the ownership and development of natural resources and other basic commodities and (iii) companies that develop energy-efficient technologies, such as systems for energy conversion, conservation and pollution control.

         Please refer to the section entitled "Description of Securities, Other Investment Policies and Risk Considerations" below for a description of the types of securities in which the Fund may invest and the types of practices in which the Fund may engage.

ORBITEX INFO-TECH & COMMUNICATIONS FUND

         The objective of the Orbitex Info-Tech & Communications Fund (the "Info-Tech & Communications Fund") is superior long-term capital growth. The Fund seeks to achieve its objective through selective investment in companies engaged in the communications, information and related technology industries.

         It is expected that the Fund will invest in communications, information and related technology companies in the United States and other developed countries, and will also invest in companies that are well positioned to benefit from the rapid growth in the telecommunications infrastructure in emerging economies. The Adviser's market expectations will determine the allocation of the Fund's investments between industries.

         At least 65% of the Fund's total assets normally will be invested in equity securities issued by communications, information and related technology companies. The remainder of the Fund's assets may be invested in debt securities issued by communications, information and related technology companies and/or equity and debt securities of companies outside of those industries.

         A "communications" company is an entity in which (i) at least 50% of either its revenues or earnings was derived from communications activities, or
(ii) at least 50% of its assets was devoted to communications activities, based on the company's most recent fiscal year. An "information" company is an entity in which (i) at least 50% of either its revenues or earnings was derived from information activities, or (ii) at least 50% of its assets was devoted to information activities, based on the company's most recent fiscal year. For purposes of the Fund's policy of investing at least 65% of its total assets in the securities of communications, information and related technology companies, the companies in which the Fund will invest are those engaged primarily in designing, developing or providing the following products and services: communications equipment and services (including equipment and services for both data and voice transmission); electronic components and equipment; broadcasting (including television and radio, satellite, microwave and cable television and narrowcasting); computer equipment, mobile communications and cellular radio/paging; electronic mail; local and wide area networking and linkage of word and data processing systems; publishing and information systems; videotext and teletext; and emerging technologies combining telephone, television and/or computer systems.

         The Fund will attempt to find those companies which are expected to capitalize on the emerging changes in the global telecommunications industry. The Adviser believes that two major themes currently dominate the industry: the Internet explosion and the global deregulation of the telecommunications industry.

         The growth in global communications and the increasing popularity of the Internet and the World Wide Web has led to dramatic changes in the networking, computer, and software industries. It has created sharp changes in the value of many companies. The Adviser seeks out companies that it believes will capitalize on these changes. In addition, communications technology is enabling young entrepreneurial companies to bring new ideas to the market in competition with large more established companies. The opportunity to capitalize on these trends is to provide small amounts of capital to private, early stage communications companies. Hence, the Fund may invest up to 5% of its total assets (at time of purchase) in private companies the Adviser believes will eventually become publicly traded entities and create the potential for significant capital gains. The Fund risks not being able to sell such illiquid securities at the time and price that it would like. Consequently, the Fund may have to lower the price, sell substitute securities or forego an investment opportunity, each of which might adversely affect the Fund.

         Countries around the globe are deregulating their computer and telecommunications industries. Many countries are privatizing their state-owned monopolies. This is creating a dramatic change in the global telecommunications industry. The Adviser attempts to find companies that will capitalize on this major trend.

         Please refer to the section entitled "Description of Securities, Other Investment Policies and Risk Considerations" below for a description of the types of securities in which the Fund may invest and the types of practices in which the Fund may engage.

ORBITEX GROWTH FUND

The objective of the Orbitex Growth Fund (the "Growth Fund") is long-term growth of capital. The production of income will be incidental to this objective. The Fund seeks to achieve its objective through investment in securities believed by the Adviser to have significant appreciation potential.

         The Fund may invest in the securities of any issuer, including U.S. and foreign companies, governments and government agencies. The Fund, however, will tend to focus on the securities of both established and newer or smaller capitalized companies. The Fund expects to invest a majority of its assets in equity securities, but may also invest in debt securities of any quality.

         The Fund strives to provide a high return through a unique multi-factor selection process. In general, the Adviser looks first for stocks that are commonly called "value stocks." These stocks tend to trade at below market price/earnings, price/cash flow, and price/book value ratios. The Adviser seeks to buy stocks that are at the low end of their historical range within those same categories. In other words, the Adviser attempts to buy stocks that are commonly considered cheap.

         At the same time, the Adviser prefers to buy stocks with strong cash flow or earnings momentum. In particular, the Adviser will seek out stocks that are expected by analyst consensus to grow cash flow or earnings by at least 20% per year over the next several years.

         Finally, the Adviser prefers to buy stocks that show positive price momentum. In other words, the Adviser will first seek stocks that it believes have a strong fundamental case for purchase but will defer purchasing the stocks until the market begins to perceive the same positive fundamentals.

         The Adviser believes that this combination of searching for strong value, growth, and price momentum will provide superior capital gains.

         Please refer to the section entitled "Description of Securities, Other Investment Policies and Risk Considerations" below for a description of the types of securities in which the Fund may invest and the types of practices in which the Fund may engage.

ORBITEX ASIAN HIGH YIELD FUND

         The objective of the Orbitex Asian High Yield Fund (the "Asian High Yield Fund") is high current income. The Fund seeks to achieve this objective by investing primarily in lower rated and unrated debt securities of companies, financial institutions and governments based in Asia. Capital appreciation is a secondary objective.

         Under normal circumstances, at least 65% of the Fund's total assets will be invested in debt securities of issuers based in Asia, the credit quality of which is generally considered the equivalent of U.S. corporate debt securities commonly known as "junk bonds." See Appendix for description of bond ratings.

         The Fund expects to focus on issuers based in developing Asian countries including Bangladesh, Cambodia, the People's Republic of China, Hong Kong, India, Indonesia, Korea, Laos, Malaysia, Pakistan, the Philippines, Singapore, Sri Lanka, Thailand, Taiwan and Vietnam. The Fund may also invest in securities of issuers in other Asian markets such as republics of the former Soviet Union and Middle Eastern countries as well as issuers in other developing and developed countries. An issuer is based in Asia if it is domiciled in Asia, including republics of the former Soviet Union and countries in the Middle East, or it derives more than half of its assets, revenues or profits from that region.

         The Fund will normally invest in at least three different countries, although it may invest all of its assets in a single country. The geographical diversification of the Fund's investments will vary from time to time according to the Sub-Adviser's assessment of the instruments available for investment, the rates of return available from them and the risks associated with investing in each market. The instruments in which the Fund will invest may be denominated in a number of different currencies.

         It is anticipated that on a regular basis the Fund will leverage its investments by borrowing. For a description of the limitations on and the risks of borrowing, see "Description of Securities, Other Investment Policies and Risk Considerations - Borrowing."

         The debt securities in which the Fund may invest include: fixed and floating rate bonds, notes and debentures of corporate issuers, including convertible bonds; notes; commercial paper; certificates of deposit; time deposits; obligations issued or guaranteed by foreign governments, their agencies, instrumentalities, political subdivisions and authorities, including obligations of central banks and Brady bonds; loans, including loan participations; asset-backed securities; Eurobonds, Yankee Bonds and Global Bonds. Although the Fund is permitted to invest in common stock, it has no present intention of doing so.

         Under normal market conditions, the Fund's duration will generally be approximately three to six years. The maturities of the securities in the Fund may vary widely. In addition to securities selection, the Sub-Adviser may use futures contracts to adjust the Fund's duration. Generally, the longer the duration of the Fund the more sensitive it will be to changes in interest rates.

         Increases and decreases in the market value of the debt securities in which the Fund invests may arise as a result of favorable changes in relative foreign exchange rates, in relative interest rate levels and/or in the creditworthiness of issuers.

         Current yields tend to be higher in Asia than in the United States. This is due to such factors as poorly developed capital markets and political risk. However, the Sub-Adviser believes it is possible that creditworthiness will improve with economic growth.

         The Adviser believes that investing in Asian high yield securities requires a high degree of knowledge of local market conditions. As a result, the assets of the Fund will be managed by one or more Sub-Advisers, selected by the Adviser, who have demonstrated expertise in the Asian fixed income markets.

         The Fund is classified as a non-diversified investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). A non-diversified investment company may invest more than 25% of its assets in securities of individual issuers representing greater than 5% each of the investment company's total assets, whereas diversified investment companies may only invest up to 25% of assets in positions of greater than 5%. Both diversified and non-diversified investment companies are subject to diversification requirements under the Internal Revenue Code of 1986, as amended (the "Internal

Revenue Code") which require that, as of the close of each fiscal quarter, (i) no more than 25% of the investment company's total assets may be invested in the securities of a single issuer (except for U.S. Government securities) and (ii) with respect to 50% of its total assets, no more than 5% of such assets may be invested in the securities of a single issuer (except for U.S. Government securities) or invested in more than 10% of the outstanding voting securities of a single issuer. Because of its non-diversified status, the Fund may be subject to greater credit and other risks than a diversified investment company. The Fund reserves the right to operate as a diversified investment company if such course appears desirable in the opinion of the Board of Trustees.

         Please refer to the section entitled "Description of Securities, Other Investment Policies and Risk Considerations" below for a description of the types of securities in which the Fund may invest and the types of practices in which the Fund may engage.

          DESCRIPTION OF SECURITIES, OTHER INVESTMENT POLICIES AND RISK
                                 CONSIDERATIONS

         In attempting to achieve its investment objective, each Fund employs a variety of instruments, strategies and techniques which are described below and in greater detail in the SAI. Risks and restrictions associated with these practices are also described. A Fund might not buy all of the securities or use all of the techniques described below to the full extent permitted unless the Adviser or Sub-Adviser believes that doing so will help the Fund achieve its goal.

         Asset-Backed Securities. Each Fund may invest in asset-backed securities. The Asian High Yield Fund is more likely to do so than the other Funds. Asset-backed securities represent fractional interests in pools of leases, retail installment loans, revolving credit receivables and other payment obligations, both secured and unsecured. These assets are generally held by a trust and payments of principal and interest or interest only are passed through monthly or quarterly to certificate holders and may be guaranteed up to certain amounts by letters of credit issued by a financial institution affiliated or unaffiliated with the trustee or originator of the trust. The payment obligations that may underlie certain asset-backed securities are subject to prepayment, which may reduce the overall return to certificate holders. Certificate holders may also experience delays in payment on the certificates if the full amounts due on underlying sales contracts or receivables are not realized by the trust because of unanticipated legal or administrative costs of enforcing the contracts or because of depreciation or damage to the collateral securing certain contracts, or other factors.

         Bank Obligations. Each Fund may invest in bank obligations, which include certificates of deposit, time deposits and bankers' acceptances of U.S. commercial banks or savings and loan institutions. The Asian High Yield Fund may also invest in foreign currency-denominated bank obligations, including Eurocurrency instruments and securities of U.S. and foreign banks and thrifts.


         Below-Investment-Grade Securities. Each Fund other than the Asian High Yield Fund may invest up to 35% of its net assets in debt securities that are rated below "investment grade" by Standard and Poor's Rating Group ("S&P") or Moody's Investors Services, Inc. ("Moody's") or, if unrated, are deemed by the Adviser to be of comparable quality. The Asian High Yield Fund may invest without limit in such securities. Securities rated less than Baa by Moody's or BBB by S&P are classified as below investment grade securities and are commonly referred to as "junk bonds" or high yield, high risk securities.

         Debt rated BB, B, CCC, CC and C and debt rated Ba, B, Caa, Ca, C is regarded by S&P and Moody's, respectively, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. For S&P, BB indicates the lowest degree of speculation and C the highest degree of speculation. For Moody's, Ba indicates the lowest degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions. Similarly, debt rated Ba or BB and below is regarded by the relevant rating agency as speculative. Debt rated C by Moody's or S&P is the lowest rated debt that is not in default as to principal or interest, and such issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing. Such securities are also generally considered to be subject to greater risk than securities with higher ratings with regard to a deterioration of general economic conditions.

         Ratings of debt securities represent the rating agency's opinion regarding their quality and are not a guarantee of quality. Rating agencies attempt to evaluate the safety of principal and interest payments and do not evaluate the risks of fluctuations in market value. Also, since rating agencies may fail to make timely changes in credit ratings in response to subsequent events, the Adviser and/or Sub-Advisers continuously monitor the issuers of high yield bonds in the portfolios of the Funds to determine if the issuers will have sufficient cash flows and profits to meet required principal and interest payments. The achievement of a Fund's investment objective may be more dependent on the Adviser's or Sub-Adviser's own credit analysis than might be the case for a fund which invests in higher quality bonds. A Fund may retain a security whose rating has been changed. The market values of lower quality debt securities tend to reflect individual developments of the issuer to a greater extent than do higher quality securities, which react primarily to fluctuations in the general level of interest rates. In addition, lower quality debt securities tend to be more sensitive to economic conditions and generally have more volatile prices than higher quality securities. Issuers of lower quality securities are often highly leveraged and may not have available to them more traditional methods of financing. For example, during an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of lower quality securities may experience financial stress. During such periods, such issuers may not have sufficient revenues to meet their interest payment obligations. The issuer's ability to service debt obligations may also be adversely affected by specific developments affecting the issuer, such as the issuer's inability to meet specific projected business forecasts or the unavailability of additional financing. Similarly, certain emerging market governments that issue lower quality debt securities are among the largest debtors to commercial banks, foreign governments and supranational organizations such as the World Bank and may not be able or willing to make principal and/or interest repayments as they come due. The risk of loss due to default by the issuer is significantly greater for the holders of lower quality securities because such securities are generally unsecured and are often subordinated to other creditors of the issuer.

         Lower quality debt securities frequently have call or buy-back features which would permit an issuer to call or repurchase the security from a Fund. In addition, a Fund may have difficulty disposing of lower quality securities because they may have a thin trading market. There may be no established retail secondary market for many of these securities, and each Fund anticipates that such securities could be sold only to a limited number of dealers or institutional investors. The lack of a liquid secondary market also may have an adverse impact on market prices of such instruments and may make it more difficult for a Fund to obtain accurate market quotations for purposes of valuing the Fund's portfolios. A Fund may also acquire lower quality debt securities during an initial underwriting or which are sold without registration under applicable securities laws. Such securities involve special considerations and risks.

         In addition to the foregoing, factors that could have an adverse effect on the market value of lower quality debt securities in which the Funds may invest, include: (i) potential adverse publicity, (ii) heightened sensitivity to general economic or political conditions and (iii) the likely adverse impact of a major economic recession.

         A Fund may also incur additional expenses to the extent the Fund is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings, and the Fund may have limited legal recourse in the event of a default. Debt securities issued by governments in emerging markets can differ from debt obligations issued by private entities in that remedies for defaults generally must be pursued in the courts of the defaulting government, and legal recourse is therefore somewhat diminished. Political conditions, in terms of a government's willingness to meet the terms of its debt obligations, also are of considerable significance. There can be no assurance that the holders of commercial bank debt may not contest payments to the holders of debt securities issued by governments in emerging markets in the event of default by the governments under commercial bank loan agreements.


         The Adviser attempts to minimize the speculative risks associated with investments in lower quality securities through credit analysis and by carefully monitoring current trends in interest rates, political developments and other factors. Nonetheless, investors should carefully review the investment objective and policies of the Fund and consider their ability to assume the investment risks involved before making an investment.


         Each Fund may also invest in unrated debt securities. Unrated debt securities, while not necessarily of lower quality than rated securities, may not have as broad a market. Because of the size and perceived demand for an issue, among other factors, certain issuers may decide not to pay the cost of obtaining a rating for their bonds. The Adviser will analyze the creditworthiness of the issuer of an unrated security, as well as any financial institution or other party responsible for payments on the security.

         Borrowing. Each Fund may from time to time borrow money for investment purposes (i.e., "leverage" to increase its portfolio of securities). Each Fund may borrow only from banks and as a fundamental investment policy may not borrow in excess of 33 1/3% of the market value of its assets, less liabilities other than such borrowing. Each Fund may borrow an additional 5% of its total assets without regard to the foregoing limitation for temporary or emergency purposes, such as the meeting of redemption requests or the clearance of portfolio transactions. This limitation may be changed only by a vote of the shareholders of the Fund. Current asset value coverage of three times any amount borrowed is required at all times. Borrowed money creates an opportunity for greater capital appreciation, but at the same time increases exposure to capital risk. The net cost of any money borrowed would be an expense that otherwise would not be incurred, and this expense could limit the Fund's net investment income in any given period.


         Concentration. Because of the focus of each of the Strategic Natural Resources Fund and the Info-Tech & Communications Fund on specific industries and the focus of the Asian High Yield Fund on a specific geographical region, an investment in each Fund may be more volatile than that of other investment companies that do not concentrate their investments in such a manner. Moreover, the value of the shares of each Fund will be especially susceptible to factors affecting the industries or region in which it focuses. These Funds should not be considered as a complete investment program. Some of the risks associated with investment concentration are discussed immediately below.

         Special Risks Associated with the Strategic Natural Resources Fund. In the United States and foreign countries, natural resource industries may be subject to greater political, environmental and other governmental regulation than many other industries. The nature of such regulation continues to evolve in both the United States and foreign countries, and changes in governmental policies and the need for regulatory approvals may have a material effect on the products and services of natural resource companies. For example, the exploration, development and distribution of coal, oil and gas in the United States are subject to significant federal and state regulation, which may affect rates of return on such investments and the kinds of services that may be offered.

         In addition, many natural resource companies historically have been subject to significant costs associated with compliance with environmental and other safety regulations and changes in the regulatory climate. Such governmental regulations may also hamper the development of new technologies, and it is impossible to predict the direction, type or effect of any future regulation.

         Further, competition is intense for many natural resource companies. As a result, many of these companies may be adversely affected in the future and the value of the securities issued by such companies may be subject to increased share price volatility.

         The value of the Strategic Natural Resources Fund's securities will fluctuate in response to stock market developments, as well as market conditions for the particular natural resources with which the issuer is involved. The Fund may invest in companies whose financial success is dependent on price changes of a particular commodity. The price of the commodity will fluctuate due to changes in the worldwide levels of inventory, and changes, perceived or actual, in production and consumption. The values of natural resources may fluctuate directly with respect to various stages of the inflationary cycle and perceived inflationary trends and are subject to numerous factors, including national and international politics. The Strategic Natural Resources Fund's investments in precious metals are subject to many risks, including substantial price fluctuations over short periods of time. Further, the Strategic Natural Resources Fund's investments in companies are expected to be subject to irregular fluctuations in earnings, because these companies are affected by changes in the availability of money, the level of interest rates, and other factors.

         Special Risks Associated with the Info-Tech & Communications Fund. The communications, information and related technology industries may be subject to greater governmental regulation than many other industries and changes in governmental policies and the need for regulatory approvals may have a material effect on the products and services of these industries. Telephone operating companies in the United States, for example, are subject to both federal and state regulation affecting permitted rates of return and the kinds of services that may be offered. Certain types of companies represented in the Fund are engaged in fierce competition for market share. In recent years, these have been companies providing goods and services such as private and local area networks and telephone set equipment. In addition, the products of the companies represented in the Fund may become obsolete quickly.


         Special Risks Associated with the Asian High Yield Fund. Despite past impressive economic growth experienced by Asia's emerging economies, currency and economic concerns have recently roiled these markets. Over the summer of 1997, a plunge in Thailand's currency set off a wave of currency devaluations throughout Asia. The Thai crisis was brought on by the country's failure to take steps to curb its current account deficit, reduce short-term foreign borrowing and strengthen its troubled banking industry, which was burdened by speculative property loans. Most of the area's stock markets tumbled in reaction to these events. Investors were heavy sellers as they became increasingly concerned that other countries in the region, faced with similar problems, would have to allow their currencies to weaken further or take steps that would choke off economic growth and erode company profits. For U.S. investors, the impact of the market declines were further exacerbated by the effect of the decline in the value of their local currencies versus the U.S. dollar. There is significant potential for continuing economic and political turmoil in the Pacific Basin and Southeast Asia. Such turmoil could have a negative effect on the share price of the Fund.

         Convertible Securities. Each Fund may invest in convertible securities. A convertible security is a security that may be converted either at a stated price or rate within a specified period of time into a specified number of shares of common stock. By investing in convertible securities, a Fund seeks the opportunity, through the conversion feature, to participate in the capital appreciation of the common stock into which the securities are convertible, while earning a higher fixed rate of return than is available in common stocks.

         Debt Securities. Each Fund may invest in debt securities. The debt securities in which the Funds may invest consist of corporate bonds, debentures, notes and other similar corporate debt instruments, including convertible securities, obligations of foreign governments and their agencies and political instrumentalities. The market value of debt securities held by the Funds and, consequently, the net asset value per share of the Funds, to the extent they hold debt securities, can be expected to vary inversely to changes in prevailing interest rates. Investors should also recognize that, in periods of declining interest rates, the yields of the Funds with significant holdings of debt securities will tend to be somewhat higher than prevailing market rates and, in periods of rising interest rates, the opposite can be expected to occur. Prices of longer-term debt securities generally increase or decrease more sharply than those of shorter-term debt securities in response to interest rate changes.

         Defensive Strategies. Each Fund retains the flexibility to respond promptly to changes in market and economic conditions. Accordingly, in the interest of preserving shareholders' capital and consistent with each Fund's investment objective, the Adviser may employ a temporary defensive investment strategy if it determines such a strategy to be warranted due to market, economic or political conditions. Under a defensive strategy, each Fund may invest up to 100% of its total assets in cash (U.S. dollars, foreign currencies or multinational currency units) and/or high quality debt securities or money market instruments issued by corporations or the U.S. or a foreign government. In addition, for temporary defensive purposes, such as during times of international political or economic uncertainty, most or all of the investments of the Asian High Yield Fund may be made in the United States and denominated in U.S. dollars. To the extent any Fund adopts a temporary defensive posture, it will not be invested so as to achieve directly its investment objective.

         In addition, pending investment of proceeds from new sales of the Funds' shares or to meet its ordinary daily cash needs, up to 25% of each Fund's assets may be held in cash (in U.S. dollars, foreign currencies or multinational currency units) or may be invested in foreign or domestic high quality money market instruments. Money market instruments in which each Fund may invest include, but are not limited to: U.S. or foreign government securities, high-grade commercial paper, bank certificates of deposit, bankers' acceptances and repurchase agreements related to any of the foregoing. High-grade commercial paper refers to commercial paper rated A-1 by S&P or P-1 by Moody's or, if not rated, determined by the Adviser to be of comparable quality.

         Depositary Receipts and Securities of Supranational Entities. Each Fund may invest in securities of foreign issuers directly or in the form of American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs") or Global Depositary Receipts ("GDRs") representing securities of foreign issuers. ADRs are depositary receipts typically issued by a U.S. bank or trust company that evidence ownership of underlying securities issued by a foreign corporation. EDRs and GDRs are typically issued by foreign banks or trust companies and evidence ownership of underlying securities issued by either a foreign or a U.S. company. Depositary receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. In addition, the issuers of the stock of unsponsored depositary receipts are not obligated to disclose material information in the United States and, therefore, there may not be a correlation between such information and the market value of the depositary receipts. Generally, depositary receipts in registered form are designed for use in the U.S. securities markets, and depositary receipts in bearer form are designed for use in foreign securities markets.

         Each Fund may invest in equity and debt securities issued or guaranteed by supranational entities. A supranational entity is an entity designated or supported by the national government of one or more countries to promote economic reconstruction or development. Examples of supranational entities include, among others, the World Bank, the Asian Development Bank and the European Investment Bank.

         Derivatives. Each Fund may buy and write covered call and put options on securities, securities indices and foreign currencies, and may enter into futures contracts and use options on futures contracts. Each Fund may also enter into currency exchange contracts and swap agreements relating to interest rates, foreign currencies and securities indices. All of these may be referred to as "derivatives" transactions. The Funds may use these techniques to hedge against changes in interest rates, foreign currency exchange rates, changes in securities prices or other factors affecting the value of their investments. The Funds may also use these techniques to change the duration of fixed income holdings or as a substitute for the purchase or sale of securities or currency. Each Fund will maintain accounts consisting of liquid assets such as cash, U.S. Government securities, or other securities (or, as permitted by applicable regulations, enter into certain offsetting positions to cover its obligations under futures, options and certain foreign currency transactions) to avoid "leveraging" the Fund through these transactions.

         To attempt to hedge against adverse movement in exchange rates between currencies, each Fund may enter into forward currency contracts for the purchase or sale of a specified currency at a specified future date. Such contracts may involve the purchase or sale of a foreign currency against the U.S. dollar or may involve two foreign currencies. The Funds may enter into forward currency contracts either with respect to specific transactions or with respect to that Fund's portfolio positions or to manage that Fund's exposure to a foreign currency. For example, when a Fund anticipates making a purchase or sale of a security, that Fund may enter into a forward currency contract in order to set the rate (either relative to the U.S. dollar or another currency) at which a currency exchange transaction related to the purchase or sale will be made. Further, when the Adviser believes that a particular currency may decline compared to the U.S. dollar or another currency, a Fund may enter into a forward contract to sell the currency the Adviser expects to decline in an amount approximating the value of some or all of that Fund's portfolio securities denominated in that foreign currency.

         Each Fund also may purchase and sell put and call options on currencies, futures contracts on currencies and options on futures contracts or currencies to hedge against movements in exchange rates.

         In addition, a Fund may purchase and sell put and call options on equity and debt securities to hedge against the risk of fluctuations in the prices of securities held by that Fund or that the Adviser intends to include in the Fund's portfolio. A Fund also may purchase and sell put and call options on stock indexes. Such stock index options serve to hedge against overall fluctuations in the securities markets generally or in a specific market sector rather than anticipated increases or decreases in the value of a particular security.

         Further, a Fund may sell stock index futures contracts and may purchase put options or write call options on such futures contracts to protect against a general stock market decline or a decline in a specific market sector that could affect adversely a Fund's holdings. A Fund also may buy stock index futures contracts and purchase call options or write put options on such contracts to hedge against a general stock market or market sector advance and thereby attempt to lessen the cost of future securities acquisitions. A Fund may use interest rate futures contracts and options thereon to hedge the debt portion of its portfolio against changes in the general level of interest rates, to change the duration of fixed income holdings or as a substitute for the purchase or sale of securities.

         In addition, each Fund may purchase and sell put and call options on securities, currencies and indices that are traded on recognized securities exchanges and over-the-counter markets.

         Each of the Funds may enter into interest rate, index and currency exchange rate swap agreements in attempts to obtain a particular desired return at a lower cost to the Fund than if the Fund has invested directly in an instrument that yielded that desired return. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of returns) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or "swapped" between the parties are calculated with respect to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a "basket" of securities representing a particular index. The "notional amount" of the swap agreement is only a fictive basis on which to calculate the obligations the parties to a swap agreement have agreed to exchange. A Fund's obligations (or rights) under a swap agreement will generally be equal only to the amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). A Fund's obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the maintenance of a segregated account consisting of cash, U.S. Government securities, or other liquid securities, to avoid leveraging of the Fund's portfolio. A Fund will not enter into a swap agreement with any single party if the net amount owed or to be received under existing contracts with that party would exceed 5% of the Fund's assets.

         Whether a Fund's use of swap agreements enhance the Fund's total return will depend on the Adviser's ability correctly to predict whether certain types of investments are likely to produce greater returns than other investments. Because they are two-party contracts and may have terms of greater than seven days, swap agreements may be considered to be illiquid. Moreover, a Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The Adviser will cause a Fund to enter into swap agreements only with counterparties that would be eligible for consideration as repurchase agreement counterparties under the Funds' repurchase agreement guidelines. Certain restrictions imposed on the Funds by the Internal Revenue Code may limit the Funds' ability to use swap agreements. The swap market is a relatively new market and is largely unregulated. It is possible that developments in the swap market, including potential government regulation, could adversely affect a Fund's ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

         Gains and losses on "derivatives" transactions depend on the Adviser's ability to predict correctly the direction of interest rates, securities prices, currency exchange rates, or other factors. Risks in the use of these derivatives include: a) the risk that interest rates, securities prices, or currency exchange rates or other factors affecting the value of the Fund's investments do not move in the directions being hedged against, in which case the Fund will have incurred the cost of the derivative (either its purchase price or, by writing an option, losing the opportunity to profit from increases in the value of the securities covered) with no tangible benefit; b) imperfect correlation between the prices of derivatives and the movements of the securities prices, interest rates or currency exchange rates being hedged; c) the possible absence of a liquid secondary market for any particular derivative at any time; d) the potential loss if the counterparty to the transaction does not perform as promised; and e) the possible need to defer closing out certain positions to avoid adverse tax consequences. In particular, the risk of loss from certain types of futures transactions is potentially unlimited. More information on derivatives is contained in the SAI.

         Direct Debt. The Asian High Yield Fund may invest in loans and other direct debt instruments. Loans and other direct debt instruments are interests in amounts owed to another party by a company, government, or other borrower. They have additional risks beyond conventional debt securities because they may entail less legal protection for the Fund, or there may be a requirement that the Fund supply additional cash to a borrower on demand.

         Equity Securities. Each Fund may invest in equity securities. The equity securities in which the Funds may invest consist of common stock, preferred stock, convertible securities, rights and warrants. Common stock represents an ownership interest in a corporation.

         Foreign Securities. Each Fund may invest in securities of foreign issuers. Securities of foreign issuers involve different, and sometimes greater, risks than securities of U.S. issuers. These include an increased risk of adverse political and economic developments, and, as to certain countries, the possibility of expropriation, nationalization or confiscatory taxation or limitations on the removal of the funds or other assets of a Fund.

         There may be less publicly available information about foreign securities and issuers than is available about domestic securities and issuers. Foreign companies generally are not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to domestic companies. Securities of some foreign companies are less liquid and their prices may be more volatile than securities of comparable domestic companies. The Funds' interest and dividends from foreign issuers may be subject to non-U.S. withholding taxes, thereby reducing the Funds' net investment income.

         Currency exchange rates may fluctuate significantly over short periods and can be subject to unpredictable change based on such factors as political developments and currency controls by foreign governments. Because the Funds may invest in securities denominated in foreign currencies, they may seek to hedge foreign currency risks by engaging in foreign currency exchange transactions. These may include buying or selling foreign currencies on a spot basis, entering into foreign currency forward contracts, and buying and selling foreign currency options, foreign currency futures, and options on foreign currency futures. Many of these activities constitute "derivatives" transactions. See "Derivatives", above.

         Each Fund may invest in issuers domiciled in "emerging markets," those countries determined by the Adviser to have developing or emerging economies and markets. Emerging market investing involves risks in addition to those risks involved in foreign investing. For example, many emerging market countries have experienced substantial, and in some periods extremely high, rates of inflation for many years. In addition, economies in emerging markets generally are dependent heavily upon international trade and, accordingly, have been and continue to be affected adversely by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. The securities markets of emerging countries are substantially smaller, less developed, less liquid and more volatile than the securities markets of the United States and other more developed countries. Brokerage commissions, custodial services and other costs relating to investment in foreign markets generally are more expensive than in the United States, particularly with respect to emerging markets. In addition, some emerging market countries impose transfer taxes or fees on a capital market transaction.

         Illiquid Securities. Each Fund may invest up to 15% of its net assets in illiquid securities -- securities that may not be sold within seven days at approximately the price used in determining the Fund's net asset value. Securities may be illiquid when they are held subject to legal or contractual restrictions on resale, usually because they have not been registered for sale to the general public ("restricted securities"), or when there is limited market for them. Repurchase agreements that mature in more than seven days are considered illiquid securities.

         Certain restricted securities may be resold to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933. The Adviser, under guidelines approved by the Board of Trustees of the Trust, may determine that some Rule 144A securities are liquid. Institutional trading markets for Rule 144A securities are relatively new. Liquidity of the Fund's investments could be impaired if trading markets for these securities do not develop further or decline. If, through a change in values, net assets or other circumstances, a Fund were in a position where more than 15% of its net assets was invested in illiquid securities, it would seek to take appropriate steps to protect liquidity.

         Mortgage-Backed Securities. Each Fund may invest in mortgage-backed securities, which represent an interest in a pool of mortgage loans. The primary government issuers or guarantors of mortgage-backed securities are the Government National Mortgage Association ("GNMA"), the Federal National Mortgage Association ("FNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC"). Interest and principal payments (including prepayments) on the mortgages underlying mortgage-backed securities are passed through to the holders of the securities. As a result of the pass-through of prepayments of principal on the underlying securities, mortgage-backed securities are often subject to more rapid prepayment of principal than their stated maturity would indicate. Prepayments occur when the mortgagor on a mortgage prepays the remaining principal before the mortgage's scheduled maturity date. Because the prepayment characteristics of the underlying mortgages vary, it is impossible to predict accurately the realized yield or average life of a particular issue of pass-through certificates. Prepayments are important because of their effect on the yield and price of the mortgage-backed securities. During periods of declining interest rates, prepayments can be expected to accelerate and a Fund investing in such securities would be required to reinvest the proceeds at the lower interest rates then available. In addition, prepayments of mortgages underlying securities purchased at a premium could result in capital losses.

         Other Investment Companies. Each Fund may invest up to 10% of its total assets in other investment companies, but only up to 5% of its assets in any one other investment company. In addition, a Fund may not purchase more than 3% of the securities of any one investment company. As a shareholder in an investment company, that Fund would bear its ratable share of that investment company's expenses, including its advisory and administration fees. At the same time, the Fund would continue to pay its own management fees and other expenses.

         Notwithstanding these limitations, each Fund reserves the right to convert to a "master/feeder" structure at a future date. Under such a structure, one or more "feeder" funds, such as the Funds, invest all of their assets in a "master" fund, which, in turn, invests directly in a portfolio of securities. If required by applicable law, the Funds will seek shareholder approval before converting to a master/feeder structure. If the requisite regulatory authorities determine that such approval is not required, shareholders will be deemed, by purchasing shares, to have consented to such a conversion and no further shareholder approval will be sought. Such a conversion is expressly permitted under the investment objective and fundamental policies of each Fund.

         Repurchase Agreements. Each Fund may enter into repurchase agreements. In a repurchase agreement, a Fund buys a security and the seller simultaneously agrees to repurchase the security on a specified future date at an agreed-upon price. The repurchase price reflects an agreed-upon interest rate during the time the Fund's money is invested in the security. Because the security constitutes collateral for the repurchase obligation, a repurchase agreement can be considered a collateralized loan. The Fund's risk is the ability of the seller to pay the agreed-upon price on the delivery date. If the seller is unable to make a timely repurchase, the Fund could experience delays in the receipt of expected proceeds, suffer a loss in principal or current interest, or incur costs in liquidating the collateral. The Board of Trustees of the Trust has established criteria to evaluate the creditworthiness of parties with which the Funds may enter into repurchase agreements.

         Rights and Warrants. Each Fund may invest in rights and warrants. A Fund will invest in rights or warrants only if the underlying equity securities themselves are deemed appropriate by the Adviser for inclusion in the Fund's portfolio. Rights and warrants entitle the holder to buy equity securities at a specific price for a specific period of time. Rights are similar to warrants except that they have a substantially shorter duration. Rights and warrants may be considered more speculative than certain other types of investments in that they do not entitle a holder to dividends or voting rights with respect to the underlying securities nor do they represent any rights in the assets of the issuing company. The value of a right or warrant does not necessarily change with the value of the underlying security, although the value of a right or warrant may decline because of a decrease in the value of the underlying security, the passage of time or a change in perception as to the potential of the underlying security, or any combination thereof. If the market price of the underlying security is below the exercise price set forth in the warrant on the expiration date, the warrant will expire worthless. Moreover, a right or warrant ceases to have value if it is not exercised prior to the expiration date.

         Securities Lending. Each Fund may lend its portfolio securities to broker/dealers or to other institutional investors. The borrower must maintain with the Fund's custodian collateral consisting of cash, U.S. Government securities or other liquid securities equal to at least the value of the borrowed securities, plus any accrued interest. The Fund will receive any interest paid on the loaned securities and a fee and/or a portion of the interest earned on the collateral. Income received in connection with securities lending may be used to offset a Fund's custody fees. Each Fund limits its loans of portfolio securities to an aggregate of 33 1/3% of the value of its total assets, measured at the time any such loan is made. The risks in lending portfolio securities, as with other extensions of secured credit, consist of possible delays in receiving additional collateral or in recovery of the securities and possible loss of rights in the collateral should the borrower fail financially.

         Short Sales. Each Fund may sell securities that it does not own or have the right to acquire. When a Fund does so, it will maintain with its custodian in a segregated account cash or liquid securities in an amount at least equal to the difference between the current market value of the securities sold short and any amounts required to be deposited as collateral with the selling broker in connection with the short sale (not including the proceeds of the short sale). It is currently expected that a Fund will not sell securities short if, as a result, the total amount of all "open" short positions would exceed 10% of the value of its total assets. This limitation may be changed at any time. Each Fund may also sell securities that it owns or has the right to acquire at no additional cost but does not intend to deliver to the buyer, a practice known as selling short "against the box." These transactions allow a Fund to hedge against price fluctuations by locking in a sale price for securities the Fund does not wish to sell immediately, for example, to postpone recognition of a gain or loss for federal income tax purposes or satisfy certain tests applicable to regulated investment companies under the Internal Revenue Code.

         Small Companies. While each Fund's portfolio normally will include securities of established suppliers of traditional products and services, each Fund may invest in smaller companies which can benefit from the development of new products and services. These smaller companies may present greater opportunities for capital appreciation, but may also involve greater risks than large, established issuers. Such smaller companies may have limited product lines, markets or financial resources, and their securities may trade less frequently and in more limited volume than the securities of larger, more established companies. As a result, the prices of the securities of such smaller companies may fluctuate to a greater degree than the prices of the securities of other issuers.

         Structured Notes. Each Fund may invest up to 25% of its total assets in debt securities, preferred stock, or convertible securities, the principal amount, redemption terms, or conversion terms of which are related to a specified securities or other index, the market prices of specified securities, commodities, or other assets, or specified foreign currency exchange rates. These securities are sometimes referred to as "structured notes" or "structured securities." The prices of structured securities have historically been subject to high volatility and their interest or dividend rates may at times be substantially below prevailing market rates.

         U.S. Government Securities. All of the Funds may invest in U.S. Government Securities, which include direct obligations of the U.S. Treasury (such as U.S. Treasury bills, notes and bonds) and obligations directly issued or guaranteed by U.S. Government agencies or instrumentalities. Some obligations issued or guaranteed by agencies or instrumentalities of the U.S. Government are backed by the full faith and credit of the U.S. Government (such as GNMA bonds), others are backed only by the right of the issuer to borrow from the U.S. Treasury (such as securities of Federal Home Loan Banks) and still others are backed only by the credit of the instrumentality (such as FNMA and FHLMC bonds).

         Variable Rate, Floating Rate, or Variable Amount Securities. Each Fund may invest in variable rate, floating rate, or variable amount securities. These are generally short-term unsecured obligations of private issuers. They are generally interest-bearing notes on which the interest rate fluctuates on a scheduled basis.

         When-Issued or Forward Commitment Securities. Each Fund may purchase securities on a "when-issued" basis and may purchase or sell such securities on a "forward commitment" basis in order to hedge against anticipated changes in interest rates and prices. The price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. When-issued securities and forward commitments may be sold prior to the settlement date, but a Fund will purchase or sell when-issued securities or enter into forward commitments only with the intention of actually receiving or delivering the securities, as the case may be. No income accrues on securities which have been purchased on a forward commitment or when-issued basis prior to delivery to the Fund. If the Fund disposes of the right to acquire a when-issued security prior to its acquisition or disposes of its right to deliver or receive against a forward commitment, it may incur a gain or loss. At the time a Fund enters into a transaction on a when-issued or forward commitment basis, a segregated account consisting of cash or liquid securities equal to the value of the when-issued or forward commitment securities will be established and maintained with its custodian and will be marked to market daily. There is a risk that the securities may not be delivered and that the Fund may incur loss.

         Zero-Coupon and Payment-in-Kind Bonds. Each Fund may invest in zero-coupon and payment-in-kind bonds. The Asian High Yield Fund is more likely to do so than the other Funds. Zero-coupon bonds are issued at a significant discount from their principal amount in lieu of paying interest periodically. Payment-in-kind bonds allow the issuer, at its option, to make current interest payments on the bonds either in cash or in additional bonds. Because zero-coupon bonds do not pay current interest, their value is generally subject to greater fluctuation in response to changes in market interest rates than bonds that pay interest currently. Both zero-coupon and payment-in-kind bonds allow an issuer to avoid the need to generate cash to meet current interest payments. Accordingly, such bonds may involve greater credit risks than bonds paying interest currently. Even though such bonds do not pay current interest in cash, a Fund is nonetheless required to accrue interest income on such investments and to distribute such amounts at least annually to shareholders. Thus, a Fund could be required at times to liquidate other investments in order to satisfy its dividend requirements.

         Fundamental Investment Policies and Restrictions. Some of the policies and restrictions discussed throughout this Prospectus are fundamental, that is, subject to change only by shareholder approval. The following paragraph restates all those that are fundamental.


         For each Fund other than the Asian High Yield Fund, with respect to 75% of its total assets, a Fund may not purchase a security if, as a result, more than 5% would be invested in the securities of any one issuer and may not purchase more than 10% of the outstanding voting securities of a single issuer. Except for the Strategic Natural Resources Fund and the Info-Tech & Communications Fund, a Fund will not invest 25% or more of the value of the Fund's total assets in the securities of issuers in any one industry. These limitations do not apply to U.S. Government securities. As a fundamental policy, the Strategic Natural Resources Fund will invest at least 25% of its total assets in securities of companies in natural resource industries and industries supportive to natural resource industries. As a fundamental policy, the Info-Tech & Communications Fund will invest at least 25% of its total assets in securities of companies in the communications, information and related technology industries. A Fund may borrow money for investment purposes, but not in an amount exceeding 33 1/3% of its total assets, and may borrow up to an additional 5% of its total assets for temporary or emergency purposes. Loans by a Fund, in the aggregate, may not exceed 33 1/3% of a Fund's total assets.


                             INVESTMENT PERFORMANCE

       Each Fund may illustrate in advertisements its average annual total return, which is the rate of growth of the Fund that would be necessary to achieve the ending value of an investment kept in the Fund for the period specified and is based on the following assumptions: (1) all dividends and distributions by the Fund are reinvested in shares of the Fund at net asset value, and (2) all recurring fees are included for applicable periods.

       Each Fund may also illustrate in advertisements its cumulative total return for several time periods throughout the Fund's life based on an assumed initial investment of $1,000. Any such cumulative total return for each Fund will assume the reinvestment of all income dividends and capital gains distributions for the indicated periods and will include all recurring fees.

       The Asian High Yield Fund may further illustrate in advertisements its yield based on a recent thirty (30) day period, which reflects the income per share earned by the Fund's portfolio investments. The yield is calculated by dividing the Fund's net investment income per share during that period by the net asset value on the last day of that period and annualizing the result.

       Further information on each Fund's performance calculations is described in the SAI under "Performance Information About The Funds".

                               PORTFOLIO TURNOVER

         The rate of portfolio turnover generally will not be important in investment decision making for any of the Funds. Decisions to buy and sell securities will be based on the anticipated contribution of a security to achievement of a Fund's investment objectives. Sales can result from, for example, securities reaching a price objective, anticipated changes in interest rates, changes in the creditworthiness of issuers, or general financial or market developments. The Funds may sell one security and simultaneously buy another of comparable quality and may simultaneously buy and sell the same security to take advantage of short-term differences in bond yields. The Funds may buy individual securities in anticipation of relatively short-term price gains. A Fund's liquidity needs may also necessitate sales. Because these factors generally are not tied to the length of time a security has been held, a significant number of short-term transactions may result.

         Although the Funds cannot accurately predict their annual turnover rates, it is estimated that annual turnover rates will generally not exceed 150% for the Funds. A 100% annual turnover rate would occur if all of a Fund's securities were replaced one time during a one year period.

         While portfolio transactions will be necessary to achieve a Fund's investment objective, a high level of turnover (100% or more) entails certain costs. The higher the turnover, the higher the overall brokerage commissions, dealer mark-ups and mark-downs, and other direct transaction costs incurred. High turnover can also result in acceleration of the realization of gains, which may be short-term in nature and thus taxable to shareholders at ordinary rates.

                       DIVIDENDS, DISTRIBUTIONS AND TAXES

       Each Fund intends to elect to be treated and to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code, and, if it so qualifies, it will not be subject to federal income tax on any income and net capital gain distributed to its shareholders.

       As a result, it is the policy of each Fund to declare and distribute to its shareholders as income dividends or capital gain dividends, at least annually, substantially all of its net investment income and net capital gain realized from the sale of its portfolio securities, if any.

       Income dividends will normally be distributed quarterly for the Asian High Yield Fund and annually for each of the other Funds. Income dividends are derived from each Fund's net investment income, including any net short-term capital gain and dividends received by a Fund, and are taxable to shareholders as ordinary income. The excess of net long-term capital gain over the net short-term capital losses realized and distributed by a Fund as net capital gain dividends are taxable to shareholders as long-term capital gain, regardless of how long the shareholder has held the shares. Income dividends and net capital gain dividends declared in October, November or December of one year to shareholders of record as of a specified date in such a month and paid in January of the following year are taxable in the year they are declared. The Trust will mail to its shareholders a Form 1099 by the end of January of each year indicating the federal tax status of each Fund's income dividends and net capital gain dividends.

       Both income dividends and net capital gain dividends are paid by the Funds on a per share basis to the shareholders of record as of the distribution date of that Fund, regardless of how long the shares have been held. That means that if shareholders buy shares just before or on the record date, they will pay the full price for the shares and then may receive a portion of the price back as a taxable distribution. If a shareholder held shares for six months or less and during that period received a distribution taxable to such shareholder as a long-term capital gain, any loss realized on the sale of such shares during such six-month period would be a long-term loss to the extent of such distribution.

       Distributions with respect to each class of shares will be calculated in the same manner on the same day and will be in the same amount except that the different distribution and service fees and administrative expenses relating to each class of shares will be borne exclusively by the respective class of shares. Generally, distributions with respect to a class of shares subject to a higher distribution or service fee will be lower than for a class of shares subject to a lower distribution or service fee.

       Each Fund is required by federal law to withhold 31% of reportable payments (which may include income dividends, net capital gain dividends, and share redemption proceeds) paid to shareholders who have not complied with IRS regulations. In order to avoid this backup withholding requirement, a shareholder must certify on the shareholder's purchase application form ("Application"), or on a separate W-9 Form supplied by the Trust's transfer agent, that the shareholder's Social Security or Taxpayer Identification Number is correct (or that the shareholder has applied for such a number and is waiting for it to be issued) and that the shareholder is not currently subject to backup withholding, or the shareholder is exempt from backup withholding.

       Unless the shareholder elects otherwise, as permitted on the Application, income dividends and net capital gain dividends with respect to a particular Fund will be reinvested in additional shares of that Fund and will be credited to the shareholder's account with that Fund at the net asset value per share next determined as of the ex-dividend date.

       Under existing provisions of the Internal Revenue Code, individuals, corporations and other shareholders that are not "U.S. Persons" under such Code may be subject to federal income tax withholding at the 30% rate on income dividends and net capital gain dividends. Under applicable treaty law, residents of treaty countries may qualify for a reduced rate of withholding or a withholding exemption.

       Payments from a Fund to shareholders of income dividends and net capital gain dividends are taxable to shareholders of a Fund when such dividends are paid, regardless of whether they are taken in cash or reinvested in shares of the Fund.

       Each Fund may invest in the stock of foreign investment companies that may be treated as "passive foreign investment companies" ("PFICs") under the Internal Revenue Code. Certain other foreign corporations, not operated as investment companies, may also satisfy the PFIC definition. A portion of the income and gains that a Fund derives may be subject to a non-deductible federal income tax at the Fund level. A Fund may be able to avoid this tax by making a mark-to-market election. Because it is not always possible to identify a foreign issuer as a PFIC in advance of making the investment, a Fund may incur the PFIC tax in some instances.

       Shareholders are urged to consult their tax advisors concerning the effect of Federal income taxes in their individual circumstances.

                             HOW TO PURCHASE SHARES


       The Funds offer two classes of shares: Class A Shares having a front-end load and Class B shares having a contingent deferred sales charge. The main difference between the two classes of shares lies in the applicable sales charges, if any, borne by each class. Each class represents an interest in the same portfolio of securities and each has the same rights, except that Class A and Class B Shareholders have exclusive voting rights with respect to the Funds' Distribution Plans and Agreements pursuant to Rule 12b-1 under the Investment Company Act of 1940.


       This flexibility in sales charge structure allows investors to choose the class most beneficial to them which will depend upon the amount of the purchase, the length of time that they expect to hold the shares and other relevant circumstances. Your financial consultant can assist you in determining which class is best suited for you.


CLASS A SHARES


       Class A Shares are generally available to investors making a minimum initial investment of $2,500 ($2,000 for individual retirement accounts) per Fund. The minimum for subsequent investments is $250. Such minimum initial investment amounts may, in certain cases, be waived or lowered by the Trust or the Adviser.

         Initial Sales Charge for Class A Shares. The public offering price of Class A Shares is the next determined per share net asset value of a Fund, following receipt of an order in proper form by the transfer agent plus any applicable sales charge, which, for investors who are residents of the United States, will vary with the size of the purchase as shown in the following tables:


         For Class A Shares of all Funds other than the Asian High Yield Fund, the sales charge is 5.75% of the offering price; however, for investors who are residents of the United States, the sales charge will be reduced for purchases of $50,000 or more as follows:

                                          Sales Charge as a Percentage of
                                          -------------------------------
                                                                               Broker Reallowance as a
                                            Offering       Net Investment      Percentage of Offering
Amount of Purchase                           Price        (Net Asset Value)             Price
------------------                           -----        -----------------             -----
Less than $50,000                            5.75%              6.10                    5.00%
$50,000 but less than $100,000               4.50%              4.71                    3.75%
$100,000 but less than $250,000              3.50%              3.63                    2.75%
$250,000 but less than $500,000              2.50%              2.56                    2.00%
$500,000 but less than $1,000,000            2.00%              2.04                    1.75%
$1,000,000 but less than $3,000,000          None*              None*               (see below)**
$3,000,000 but less than $50,000,000         None*              None*               (see below)**
$50,000,000 or more                          None*              None*               (see below)**

         For Class A Shares of the Asian High Yield Fund, the sales charge is 4.75% of the offering price; however, for investors who are residents of the United States, the sales charge will be reduced for purchases of $50,000 or more as follows:

                                          Sales Charge as a Percentage of
                                          -------------------------------
                                                                               Broker Reallowance as a
                                            Offering       Net Investment      Percentage of Offering
Amount of Purchase                           Price        (Net Asset Value)             Price
------------------                           -----        -----------------             -----
Less than $50,000                            4.75%              4.99                    4.00%
$50,000 but less than $100,000               3.50%              3.63                    2.75%
$100,000 but less than $250,000              2.50%              2.56                    1.75%
$250,000 but less than $500,000              1.50%              1.52                    1.00%
$500,000 but less than $1,000,000            1.00%              1.01                      .75%
$1,000,000 but less than $3,000,000          None*              None*               (see below)**
$3,000,000 but less than $50,000,000         None*              None*               (see below)**
$50,000,000 or more                          None*              None*               (see below)**

----------------------
*No initial sales charge applies on investments in Class A Shares by residents of the United States of $1 million or more, but a contingent deferred sales charge of 1% is imposed on certain redemptions of those Class A Shares within one year of the purchase. See "How to Redeem Shares - Contingent Deferred Sales Charge."
**The following commissions will be paid by the Distributor to Selling Group Members who initiate and are responsible for purchases by any single purchaser who is a resident of the United States of $1 million or more: 1% on purchase amounts up to $3 million, plus 0.50% on the excess up to $50 million, plus 0.25% on the excess over $50 million.

         Class A Shares issued pursuant to the automatic reinvestment of income dividends and capital gains distributions are not subject to any sales charges. The Distributor's commission is the sales charge shown above less any applicable discount "reallowed" to Selling Group Members. Normally, the Distributor will reallow discounts to Selling Group Members in the amounts indicated above. The Distributor may, however, from time to time elect to reallow up to the entire initial sales charge to Selling Group Members. Selling Group Members to whom substantially the entire sales charge is reallowed may be deemed to be "underwriters" as that term is defined under the Securities Act of 1933.

         Reduced Sales Charges. A reduction of sales charge rates for purchasers of Class A Shares who are residents of the United States in the tables above may be obtained as follows:


         [bullet] Letter of Intent. Investors may qualify for reduced sales charges on all investments in Class A Shares by completing the Letter of Intent section in the Application, expressing an intention to invest an amount within a 13-month period in a Fund which, if made at one time, would qualify for a reduced sales charge. The minimum initial investment under a Letter of Intent is 5% of the total Letter of Intent amount. Shares purchased with the first 5% of such amount will be held in escrow to secure payment of the higher sales charge applicable to the shares actually purchased if the full amount indicated is not purchased, and such escrowed shares will be involuntarily redeemed to pay the additional sales charge, if necessary. A purchase not originally made pursuant to a Letter of Intent may be included under a subsequent Letter of Intent executed within 90 days of the purchase. For a further description of the Letter of Intent, see "Purchase and Redemption of Securities Being Offered - Letter of Intent" in the SAI.

         [bullet] Right of Accumulation. Under the Right of Accumulation, a "single purchaser" may combine a current purchase of Class A Shares of a Fund with prior purchases of Class A Shares of any Fund to qualify for a reduced sales charge. The term "single purchaser" refers to: (i) an individual; (ii) an individual and spouse purchasing shares of the Fund for their own account or for trust or custodial accounts for their minor children; or (iii) a fiduciary purchasing for any one trust, estate or fiduciary account, including employee benefit plans created under Sections 401 or 457 of the Internal Revenue Code, including related plans of the same employer. To be entitled to a reduced sales charge based upon Class A Shares already owned, the investor must ask the Distributor for such entitlement at the time of purchase and provide the account number(s) of the investor, the investor and spouse, and their minor children, and the age of any such child.


         [bullet] Other Circumstances. The initial sales charge will be waived on the following types of purchases: (1) purchases by investors who have invested $1 million or more in one Fund alone or in any combination of Funds;
(2) purchases by the officers, directors/trustees, and employees of the Trust, the Advisor or the Distributor; the immediate family members of any such person; any trust or individual retirement account or self-employed retirement plan for the benefit of any such person or family members; or the estate of any such person or family members; (3) purchases by Selling Group Members, for their own accounts, or for retirement plans for their employees or sold to registered representatives or full time employees (and their immediate families) that certify to the Distributor at the time of purchase that such purchase is for their own account (or for the benefit of their immediate families); (4) purchases by a charitable organization (as defined in Section 501(c)(3) of the Internal Revenue Code) investing $100,000 or more; (5) purchases by a charitable remainder trust or life income pool established for the benefit of a charitable organization (as defined in Section 501(c)(3) of the Internal Revenue Code); (6) purchases with trust assets; (7) purchases in accounts as to which a Selling Group Member charges an account management fee; (8) purchases by any state, county, or city, or any governmental instrumentality, department, authority or agency; (9) purchases with redemption proceeds from another mutual fund (which is not a series of the Trust) on which the investor has paid a front-end sales charge only; (10) purchases of Class A Shares by clients of certain securities dealers offering programs in which the client pays a separate fee to an advisor providing financial management or consulting services, including WRAP fee programs; (11) purchases of Class A Shares by certain fee paid investment advisers purchasing on behalf of their clients; and (12) purchases of Class A Shares made through certain fee-waived programs sponsored by third parties. The securities dealers offering WRAP fees or similar programs may charge a separate fee for purchases and redemptions of Class A Shares. Neither the Fund, the Advisor, nor the Distributor receives any part of the fees charged clients of such securities dealers or financial advisors. To qualify for the purchase of such Class A Shares, Fund Employees and other persons listed in section (2) must provide the Transfer Agent with a letter stating that the purchase is for their own investment purposes only and that the shares will not be resold except to the Funds.


CLASS B SHARES


         Class B Shares are generally available to investors making a minimum initial investment of $2,500 individual retirement accounts) per Fund. The minimum for subsequent investments is $250. Such minimum initial investment amounts may, in certain cases, be waived or lowered by the Trust. The public offering price of Class B Shares is the next determined net asset value of a Fund following receipt of an order in proper form by the transfer agent. Although there is no sales charge imposed at the time of purchase, there may be a contingent deferred sales charge on shares which are sold within six years of their purchase. The Class B Shares are also subject to a 12b-1 fee of 1.00% on an annualized basis. This fee facilitates the ability of the Fund to sell the Class B Shares without an initial sales charge being deducted at the time of purchase. Class B Shares will automatically convert into Class A Shares after approximately seven years. (See "How To Redeem Shares Contingent Deferred Sales Charge" below)

         [bullet] Rule 12b-1 Plans. Class A and Class B have separate distribution plans or "Rule 12b-1 Plans" pursuant to which they may pay or reimburse the distributor, Funds Distributor, Inc. ("FDI") for the expenses of activities primarily intended to sell shares of the class ("12b-1" refers to the Federal Securities regulation authorizing fees of this type). These activities may include, among others, assistance in the offering and sale of shares of the Funds and in other aspects of the marketing of the shares to clients or prospective clients of the respective recipients; answering routine inquiries concerning a Fund; assisting in the maintenance of accounts or sub-accounts in a Fund and in processing purchase or redemption transactions; making a Fund's investment plans and shareholder services available; and providing such other information and services to investors in shares of the Fund as FDI or the Trust, on behalf of a Fund, may reasonably determine. The Distributor may use the 12b-1 fee for, among other things, making payments for distribution services rendered by other broker-dealers and with regard to the Class B Shares to pay interest and principal where such payments have been financed. The distribution services shall also include any advertising or marketing services provided by or arranged by FDI with respect to the funds. Payments by a fund under the Class A plan may not exceed 0.30% (in the case of the Asian High Yield Fund) and .40% (in the case of the other Funds) on an annualized basis of the average net assets attributable to Class A Shares of the Fund. Payments by a Fund under the Class B plan may not exceed 1.00% on a annualized basis of the average net assets attributable to Class B Shares of the Fund.


         Opening an Account. You may make an initial purchase of each class of shares of each Fund through the Distributor or its Selling Group Members. Shares of the Funds may be purchased on any day the Funds are open for business. A COMPLETED AND SIGNED APPLICATION IS REQUIRED FOR EACH NEW ACCOUNT YOU OPEN WITH EACH FUND.

         Purchases Through Selling Group Members. Securities dealers, banks, or other financial service firms having Selected Dealer Agreements with the Distributor (collectively, "Selling Group Members") are authorized to sell you shares of the Funds. If you purchase shares through a Selling Group Member, such member must receive your order before the close of regular trading on the New York Stock Exchange ("NYSE"), which normally is 4:00 p.m. Eastern time, and transmit it to the Trust by 5:00 p.m. Eastern time, to receive that day's share price. (See "Share Price" below.) Selling Group Members are responsible for promptly transmitting purchase orders to the Distributor.


         The Distributor or the Adviser may, at their own expense, provide promotional incentives to broker-dealers who have sales agreements with the Distributor or the Adviser in connection with sales of shares of the Funds. In some instances, these incentives may be made available only to certain broker-dealers or investment executives who have sold or may sell significant amounts of such shares.


         Purchases By Mail. You may purchase shares of each class of the Funds by mailing the completed Application, with your check made payable to Orbitex Group of Funds - (Name of Fund), to: Orbitex Group of Funds, P.O. Box 8069, Boston, MA 02266-8069.

         Purchases By Wire. Shares of each Fund may be purchased by wiring funds to the wire bank account for each Fund. Your bank may charge you a fee for the wire. Wire transactions are not available for retirement accounts.

         To make an initial purchase by wire, please telephone the Trust at 1-888-ORBITEX for instructions and to receive an account number. You should instruct a Federal Reserve System member bank to wire funds to: State Street Bank and Trust Company, ABA No. 011000028, Attn: Custody & Shareholder Services,
Credit: Name of Fund, DDA No. 9905-295-3, FBO: Shareholder Name, Name of Fund, Shareholder Account Number. Please complete and mail an Application to the address shown above under "Purchases by Mail."

         You may make subsequent purchases in an existing account by wiring funds to: State Street Bank and Trust Company, ABA No. 011000028, Attn: Custody & Shareholder Services, Credit: Name of Fund, DDA No. 9905-295-3, FBO:
Shareholder Name, Name of Fund, Shareholder Account Number.

         Subsequent Purchases. The minimum subsequent investment for Class A and Class B Shares is $250 per Fund, except for reinvestment of dividends and distributions. Subsequent purchases in an existing account may be made (i) through the Distributor by mail (see instructions above) or by wire (see instructions above), (ii) through Selling Group Members or (iii) through use of certain services available to shareholders of the Funds, such as the Telephone Investment Privilege and the Exchange Privilege described below under "How to Exchange Shares."

         Telephone Investment Privilege. If you are eligible to use the Telephone Investment Privilege, you may make additional purchases in your account of $250 or more for Class A and Class B Shares by telephoning the Trust at 1-888-ORBITEX between 8:30 a.m. and 4:00 p.m. Eastern time on any day the Trust is open. Telephone investment requests made after 4:00 p.m. Eastern time will be processed as of the close of business on the next business day. In accordance with your instructions, we will electronically transfer monies from your bank account designated on the Application to your account with the Trust. Please see "Shareholder Services - Telephone Privileges" below.

         Share Price. To make an initial purchase of shares of the Funds, a completed and signed Application must first be received and accepted. Purchases in each Fund will be effected at the public offering price of that Fund next determined after your purchase order has been received and accepted by the Trust. The public offering price of a Fund is the per share net asset value of that Fund next determined following receipt of an order in proper form by the transfer agent, plus any applicable initial sales charge.


         Share Certificates. In the interest of economy and convenience, share certificates will not be issued.


         Conditions of Your Purchase. The Trust and the Distributor each reserve the right to reject any purchase for any reason and to cancel any purchase due to nonpayment. Purchases are not binding on the Trust or the Distributor or considered received until such purchase orders are received in proper form and accepted by the Trust. All purchases must be made in United States dollars and, to avoid fees and delays, all checks must be drawn only on United States banks. No cash will be accepted. As a condition of this offering, if your purchase is canceled due to nonpayment or because your check does not clear, you will be responsible for any loss the Funds incur. Due to the high risk of fraud, the Trust will not accept third-party checks to purchase shares of the Funds. (A third-party check is a check that has been endorsed by the payee and signed over to the Fund.)


                              HOW TO REDEEM SHARES

         Shareholders have the right to redeem (subject to the restrictions outlined below) all or any part of their shares in the Funds at a price equal to the net asset value of such shares next computed following receipt in proper form of the redemption request by the Trust. Unless you have selected the Telephone Redemption Privilege and provided the required information, in order to redeem shares in the Funds, a written request in "proper form" (as explained below) must be sent directly to Orbitex Group of Funds, P.O. Box 8069, Boston, MA 02266-8069. You cannot redeem shares by telephone unless you are eligible to use the Telephone Redemption Privilege. In addition, the Trust cannot accept requests which specify a particular date for redemption or which specify any other special conditions. All requests to redeem shares from a retirement account must be made in writing. Please call 1-888-ORBITEX for further information.

         Proper Form for All Redemption Requests. Your redemption request must be in proper form. To be in proper form, your redemption request must include:
(1) for written redemption requests, a "letter of instruction," which is a letter specifying the name of the Fund, the number of shares to be sold, the name(s) in which the account is registered, and your account number. The letter of instruction must be signed by all registered shareholders for the account using the exact names in which the account is registered; (2) other supporting legal documents, as may be necessary, for redemption requests by corporations, trusts, and partnerships; and (3) any signature guarantees that are required by the Trust where the value of the shares being redeemed is $50,000 or greater, or where the redemption proceeds are to be sent to an address other than the address of record or to a person other than the registered shareholder(s) for the account. Signature guarantees are required if the amount being redeemed is $50,000 or more but are not required for redemptions made using the Telephone Redemption Privilege, unless redemption proceeds are to be sent to a person other than the registered shareholders or for the account or to an address or account other than that of record.

         Signature Guarantees. Signature guarantees, when required, can be obtained from any one of the following institutions: (i) a bank; (ii) a securities broker or dealer, including a government or municipal securities broker or dealer, that is a member of a clearing corporation or has net capital of at least $100,000; (iii) a credit union having authority to issue signature guarantees; (iv) a savings and loan association, a building and loan association, a cooperative bank, a federal savings bank or association; or (v) a national securities exchange, a registered securities exchange or a clearing agency. Notary publics are not acceptable guarantors.

         Your request for redemption will not be processed if it is not in proper form and will be held until it is in proper form, as described above. The Trust will notify you if your redemption request is not in proper form.

         Receiving Your Redemption Payment. Except under certain emergency conditions, your redemption payment will be sent to you within seven days after receipt of your telephone or written redemption request, in proper form, by the Trust.

         If your redemption request is with respect to shares purchased by a personal, corporate, or government check within ten days of the purchase date, the redemption payment will be held until the purchase check has cleared (which may take up to fifteen days from the purchase date), although the shares redeemed will be priced for redemption upon receipt of your redemption request. You can avoid the inconvenience of this check clearing period by purchasing shares with a certified, treasurer's or cashier's check, or with a federal funds or bank wire.

         Wire Redemption. You may request that your redemption proceeds be wired directly to your bank account. The Trust's transfer agent imposes a $10.00 fee for each wire redemption and deducts the fee directly from your account. Your bank may also impose a fee for the incoming wire. The redemption proceeds must be paid to the same bank and account as designated on the Application or in written instructions in proper form subsequently received by the Trust.

         Minimum Account Size. Due to the relatively high cost of maintaining accounts, the Trust reserves the right to redeem shares in any account if, as the result of investor redemptions, the value of that account drops below $1,000. You will be allowed at least sixty (60) days, after written notice by the Trust, to make an additional investment to bring your account value up to at least $1,000 before the redemption is processed.

         Contingent Deferred Sales Charge. Class B Shares are offered at their net asset value per share, without any initial sales charge. However, there is a contingent deferred sales charge ("CDSC") on shares which are sold within six years of their purchase. There will be no CDSC on shares acquired through reinvestment of dividends. The CDSC will be based on the original purchase cost or the current market value of the shares being sold, whichever is less. When you redeem shares, we will assure that you are redeeming first shares representing reinvestment of dividends and capital gains distributions, then any appreciation on shares redeemed, and then remaining shares held by you for the longest period of time. The Class B CDSC is paid to the Distributor to reimburse expenses incurred in providing distribution-related services to the Fund in connection with the sale of Class B Shares. Although Class B shares are sold without an initial sales charge, the Distributor normally pays a sales commission of 4.00% of the purchase price of Class B shares to the dealer from its own resources at the time of the sale. The Distributor has assigned its right to receive any Class B CDSC, to an unaffiliated third party that provides funding for up-front sales commission payments. The CDSC for Class B Shares is as follows:



-----------------------------------------------------------------------------------------------
        Years After Purchase             Contingent Deferred Sales Charge on Shares Being Sold
-----------------------------------------------------------------------------------------------
1st Year                                 5.00%
2nd Year                                 4.00%
3rd Year                                 3.00%
4th Year                                 3.00%
5th Year                                 2.00%
6th Year                                 1.00%
After 6 Years                            None
-----------------------------------------------------------------------------------------------

         Class B Shares will automatically be converted to Class A Shares after seven years. Class B Shares are also subject to a distribution fee (as provided for by the Distribution Plan and Agreement pursuant to 12b-1 under the Investment Company Act of 1940) of 1.00% of the average daily net assets of the Fund attributable to Class B shares of the Fund. Class A shares are subject to a distribution fee of .30% (in the case of the Asian High Yield Fund) and .40% (in the case of the other funds) of the average daily net assets of the Fund.

         Waiver of Contingent Deferred Sales Charge-B Shares. The CDSC will be waived upon redemptions of shares made under the following circumstances:

         [bullet] redemptions made within one year after death of a shareholder or registered joint owner
         [bullet] redemptions made to facilitate minimum required distributions made from an IRA or other retirement plan account after age 70-1/2
         [bullet]  involuntary redemptions made by the Fund

         Waiver of Contingent Deferred Sales Charge-A Shares. In order to recover commissions paid to Selling Group Members, a contingent deferred sales charge of 1% applies to certain redemptions of Class A Shares made within the first year after investing with respect to Class A Shares purchased at net asset value without a sales charge at time of purchase due to purchases of $1 million or more.


         No charge is imposed to the extent that the net asset value of the shares redeemed does not exceed (a) the current net asset value of shares purchased through reinvestment of dividends or capital gain distributions plus
(b) the current net asset value of shares purchased more than one year prior to the redemption, plus (c) increases in the net asset value of the shareholder's shares above the purchase payments made during the preceding one year.

         The contingent deferred sales charge applicable to certain redemptions of Class A Shares will be waived on (1) involuntary redemptions effected pursuant to the Trust's right to liquidate shareholder accounts having an aggregate net asset value of less than $1,000; and (2) redemptions the proceeds of which are reinvested in the Trust within 90 days of the redemption.


CONVERSION FEATURE- CLASS B SHARES

         Class B shares will automatically be converted to Class A shares after seven years. This conversion feature relieves Class B shareholders who have owned their shares for more than seven years of the higher asset-based distribution charge that applies to Class B shares under the Class B Distribution and Service Plan described above. The conversion is based on the relative NAV of the two classes, and no sales load or other charge is imposed. At the time of conversion, a portion of the Class B shares purchased through the reinvestment of dividends or capital gains ("Dividend Shares") will also convert to Class A shares. The portion of Dividend Shares that will convert is determined by the ratio of your converting Class B non-Dividend Shares to your total Class B non-Dividend Shares. Under Section 1036 of the Internal Revenue Code, the automatic conversion of Class B shares will not result in a gain or loss to the Fund or to affected shareholders.

         Since the Fund tracks amount paid rather then the number of shares bought on each purchase of Class B shares, the number of Class B shares eligible to convert to Class A shares (excluding shares acquired through the automatic reinvestment of dividends and other distributions) (the Eligible Shares) will be determined on each conversion date in accordance with the following formula: (i) the ratio of (a) the amounts paid for Class B shares purchased at least seven years prior to the conversion date to (b) the total amount paid for all Class B shares purchased and then held in your account (ii) multiplied by the total number of Class B shares purchased and then held in your account. Each time any Eligible Shares in your account convert to Class A shares, all shares or amounts representing Class B shares then in your account that were acquired through the automatic reinvestment of dividends and other distributions will convert to Class A shares.

         For purposes of determining the number of Eligible Shares, if the Class B shares in your account on any conversion date are the result of multiple purchases at different net values per share, the number of Eligible Shares calculated as described above will generally be either more or less than the number of shares actually purchased approxiamtely seven years before such conversion date. For example, if 100 shares were initially purchased at $10 per share (for a total of $1,000) and a second purchase of 100 shares was a subsequently made at $11 per share (for a total of $1,100), 95.24 shares would convert approximately seven years from the initial purchase (i.e., $1,000 divided by $2,100 (47.62%), multiplied by 200 shares equals 95.24 shares). The Manager reserves the right to modify the formula for determining the number of Eligible Shares in the future as it deems appropriate on notice to shareholders.

         Since annual distribution-related fees are lower for Class A shares than Class B shares, the per share net asset value of the Class A shares may be higher than that of the Class B shares at the time of conversion. Thus, although the aggregate dollar value will be the same, you may receive fewer Class A Shares than Class B shares converted. See "How the Fund Values its Shares."

         For purposes of calculating the applicable holding period for conversions, all payments for Class B shares during a month will be deemed to have been made on the last day of the month, or for Class B shares acquired through exchange, or a series of exchanges, on the last day of the month in which the original payment for purchases of such Class B shares was made. Class B shares acquired through exchange will convert to Class A shares after expiration of the conversion period applicable to the original purchase of such shares.

         The conversion feature may be subject to the continuing availability of opinions of counsel or rulings of the Internal Revenue Service (i) that the dividends and other distributions paid on Class A and Class B shares will not constitute "preferential dividends" under the Internal Revenue Code and (ii) that the conversion of shares does not constitute a taxable event. The conversion of Class B shares into Class A shares may be suspended if such opinions or rulings are no longer available. If conversions are suspended, Class B shares will continue to be subject, possibly indefinitely, to their higher annual distribution and service fee.


         Telephone Redemption Privilege. If you are eligible to use the Telephone Redemption Privilege, you may authorize the redemption of some ($1,500 minimum) or all shares in your account with the Trust by telephoning the Trust at 1-888-ORBITEX between 8:30 a.m. and 4:00 p.m. Eastern time on any day the Trust is open. In accordance with your telephone instructions, we will redeem your shares at their net asset value next determined after your telephone redemption request is received. Telephone redemption requests received after 4:00 p.m. Eastern time will be processed as of the close of business on the next business day. Redemption proceeds will, in accordance with your prior election, be mailed to you at your current address or electronically transmitted to your designated bank account. Please see "Shareholder Services - Telephone Privileges" below.

                             HOW TO EXCHANGE SHARES


         Exchange Privilege. The exchange privilege is a convenient way to buy shares in each Fund in order to respond to changes in your investment goals or in market conditions. In addition to the Telephone Exchange Privilege described below, shareholders in each class of shares of each Fund may exchange their shares for shares in the same class of shares of another Fund by a written request, in proper form, sent to the Trust, as described under "Purchase By Mail" above. Such shares exchanged will be valued at their respective net asset values next determined after the receipt of the written exchange request. When making a written exchange request, please provide your current Fund's name, your account name(s) and number(s), the name of the Fund into which you wish to exchange your investment, the amount you wish to exchange, and specify all current shareholder service privileges you wish to continue in your new account (e.g., Telephone Privileges). For written exchange requests, the signatures of all registered owners are required. Exchanges are accepted only if the ownership registrations of both accounts are identical. No initial sales charge, redemption fee or penalty is imposed on exchanges. In establishing a new account of Class A or Class B Shares by exchange, the Class A or Class B Shares being exchanged must have a value of at least $2,500. All subsequent amounts of Class A or Class B Shares exchanged must be $250 or more per Fund. Please note that, for tax purposes, depending on your tax status, an exchange may involve a taxable transaction. The exchange privilege may be modified or terminated upon sixty (60) days' written notice to shareholders.


         Telephone Exchange Privilege. The Telephone Exchange Privilege permits you to exchange shares from your account in one Fund for shares of the same class in another Fund (if the accounts in each Fund are identically registered) by telephoning the Trust at 1-888-ORBITEX between 8:30 a.m. and 4:00 p.m. Eastern time on any day the Trust is open. Shares exchanged will be valued at their respective net asset value next determined after a telephone exchange request is received. Telephone exchange requests made after 4:00 p.m. Eastern time will be processed as of the close of business on the next business day. Please notify the Trust in writing of all shareholder service privileges you wish to continue in any new account opened by a telephone exchange request.

                              SHAREHOLDER SERVICES

         Shareholder Inquiries and Services Offered. If you have any questions about the Trust or the following services, please call 1-888-ORBITEX and ask about the Trust or write Orbitex Group of Funds, P.O. Box 8069, Boston, MA 02266-8069. The Trust reserves the right to change the shareholder services described below or to amend their terms or conditions upon sixty (60) days' notice to shareholders.

         Shareholder Statements and Reports. Each time you buy or sell shares or reinvest a dividend or distribution in any Fund, you will receive an account statement with respect to that Fund confirming such transaction and listing your current share balance with that Fund. You will also receive account statements quarterly. The Trust also will send you annual and semi-annual shareholder reports that contain certain financial information concerning the Funds. In addition, you will receive year-end tax information about your accounts with each Fund.

         Telephone Privileges. For your convenience, the Trust provides telephone privileges that allow you by telephone authorization to (i) purchase shares in each Fund; (ii) exchange shares from your account in one Fund for shares of the same class in another Fund; and (iii) redeem shares in each Fund. If you do not want the ability to redeem and exchange by telephone, call 1-888-ORBITEX for instructions. Procedures have been established by the Trust and its transfer agent that are considered to be reasonable and are designed to confirm personal identification information prior to acting on telephone instructions, including tape recording telephone communications and providing written confirmation of instructions communicated by telephone. If the Trust or the transfer agent does not employ reasonable procedures to confirm that instructions communicated by telephone are genuine, the Trust may be liable for any losses arising out of any action on its part or any failure or omission to act as a result of its own negligence, lack of good faith, or willful misconduct. In light of the procedures established, neither the Trust nor the transfer agent will be liable for following telephone instructions that it believes to be genuine. During periods of extreme economic conditions or market changes, requests by telephone may be difficult to make due to heavy volume. During such times, please consider placing your order by mail.

         The telephone privileges are not available with respect to redemptions for accounts requiring supporting legal documents.

         Systematic Investment Program. You may arrange for automatic monthly or quarterly investing whereby the transfer agent will be authorized to initiate a debit to your bank account for a specific amount ($50 minimum) each month or quarter which will be used to purchase shares. For institutions that are members of the Automated Clearing House System (ACH), such purchases can be processed electronically on any day of the month between the 3rd and 28th. The Application contains the requirements applicable to this program. To establish the Systematic Investment Program for a new account, complete the appropriate section of the Application. To establish the Systematic Investment Program for an existing account call the Trust at 1-888-ORBITEX.

         Systematic Withdrawal Program. If you own shares with a total value of not less than $10,000, you may participate in a systematic withdrawal program providing for fixed payments to you (or to a third party) at regular monthly, quarterly or annual intervals. You may realize a capital gain or loss on each fixed-amount payment. Additional information concerning the Systematic Withdrawal Program is set forth in the SAI. If you desire to participate in the Systematic Withdrawal Program, you may do so by completing and submitting the appropriate application to the transfer agent. The Systematic Withdrawal Program is voluntary and may be terminated at any time by the shareholder.

         Systematic Exchange Program. Under a Systematic Exchange Program a shareholder may set up periodic exchanges to an identically registered account in another Orbitex Fund. The account from which the exchanges are being processed must have a minimum balance of $10,000. The account into which the exchange is being processed must have a minimum of $1,000. An exchange transaction is a sale and purchase of shares for federal income tax purposes and may result in a gain or loss. To establish a Systematic Exchange Program call the Trust at 1-888-ORBITEX after both accounts are established. For further details concerning this program, see the SAI.

         Retirement Accounts. The Trust makes available individual retirement account plans ("IRAs"), including IRA "Rollover Accounts". There is an annual fee of $10 per Fund in which you own shares up to a maximum fee of $30 for administering your retirement account. Detailed information about these plans and a retirement account application package are available from the Trust by calling 1-888-ORBITEX. Investors should consult with their own tax advisors before establishing a retirement plan.

                  HOW EACH FUND'S NET ASSET VALUE IS DETERMINED

         The net asset value per share of a Fund will be determined for each class of shares. The net asset value per share of a given class of shares of a Fund is determined by calculating the total value of the Fund's assets attributable to such class of shares, deducting its total liabilities attributable to such class of shares in conformance with the provisions of the plan adopted by the Fund in accordance with Rule 18f-3 under the 1940 Act, and dividing the result by the number of shares of such class outstanding. Each Fund calculates its net asset value as of the close of regular trading on the NYSE (currently 4:00 p.m. Eastern time, unless weather, equipment failure or other factors contribute to an earlier closing time), each day the Fund is open for business. The net asset value per share of the different classes of shares are expected to be substantially the same; from time to time, however, the per share net asset value of the different classes of shares may differ.


         Equity securities are valued at the last sale price on the exchange or in the over-the-counter market in which such securities are primarily traded, as of the close of business on the day the securities are being valued, or, lacking any sales, at the mean between the closing bid and closing asking prices. Debt securities with remaining maturity of 61 days or more are valued on the basis of dealer supplied quotations or by a pricing system selected by the Adviser and approved by the Board of Trustees of the Trust. Short-term debt investments with remaining maturity of 60 days or less are amortized to maturity, provided such valuations represent fair value. When market quotations for futures and options positions held by a Fund are readily available, those positions are valued based upon such quotations.


         Foreign securities are valued on the basis of market quotations from the primary market in which they are traded, and are translated from the local currency into U.S. dollars using current exchange rates.

         If market quotations are not readily available or if the values have been materially affected by events occurring after the closing of a foreign market, securities and other assets are valued as determined in good faith by or under the direction of the Board of Trustees of the Trust.

         Certain securities from time to time may be listed primarily on foreign exchanges which trade on days when the NYSE is closed (such as a Saturday). As a result, the net asset value of a Fund's shares may be significantly affected by such trading on days when shareholders have no access to that Fund.

                            HOW THE TRUST IS MANAGED

         Board of Trustees. The management of the Trust's business and affairs is the responsibility of its Board of Trustees. Although the Board of Trustees is not involved in the day-to-day operations of the Funds, it has the responsibility for establishing broad operating policies and supervising the overall performance of the Funds.

         Adviser. The Trust is managed by Orbitex Management, Inc. (the "Adviser"), 410 Park Avenue, New York, New York 10022. The Adviser was founded in 1995 and is registered with the SEC as an investment adviser. The Adviser has no prior experience in managing registered investment companies. The Adviser, however, is affiliated with Orbitex Management Ltd., an investment adviser which provides investment services to individuals and institutions including Canadian unit trusts. The Adviser is a wholly-owned subsidiary of Orbitex, Inc., a business development company which is a wholly-owned subsidiary of Capital Management Ltd., an investment management firm. Mr. Thomas Bachmann is a controlling person of Capital Management Ltd.


         Under the terms of an investment advisory agreement (the "Advisory Agreement") with the Trust on behalf of each Fund, the Adviser is responsible for formulating the Funds' investment programs. In addition, the Adviser is responsible for making day-to-day investment decisions and engaging in portfolio transactions on behalf of the Strategic Natural Resources Fund, the Info-Tech & Communications Fund, the Growth Fund, and the Asian High Yield Fund. The Adviser also furnishes corporate officers, provides office space, services and equipment and supervises all matters relating to the Trust's operations. The Advisory Agreement also provides that the Adviser may retain Sub-Advisers at the Adviser's own cost and expense, for the purpose of managing the investment of the assets of one or more Fund's of the Trust.

         As compensation for its services under the Advisory Agreement, each of the Funds will pay the Adviser a fee, computed daily and paid monthly, at the annualized rate (expressed as a percentage of average daily net assets) of 1.25% for the Strategic Natural Resources Fund, 1.25% for the Info-Tech & Communications Fund, .75% for the Growth Fund, and 1.25% for the Asian High Yield Fund.

         In the interest of limiting the expenses of the Funds, the Adviser has voluntarily agreed to waive its advisory fees and reimburse certain expenses to the extent necessary to keep total operating expenses, net of waivers and custodial credits, (expressed as a percentage of average net assets on an annual basis) to 2.00%, 2.00%, and 2.00% for Class A and 2.40%, 2.40%, and 2.00% for
Class B of the Strategic Natural Resources Fund, the Info-Tech & Communications Fund, and the Growth Fund, respectively, subject to possible reimbursement by the Funds if such reimbursement can be achieved within the foregoing expense limits. The total amount of reimbursement to which the adviser may be entitled in any year will be equal to the sum of all fees waived and/or assumed by the adviser during any of the previous two fiscal years less any reimbursement amount previously paid by it. This waiver is expected to be in effect during the Trust's current fiscal year. From inception to June 15, 1998, the Adviser voluntarily waived its entire advisory fee and reimbursed all expenses on the Class A Shares of the Asian High Yield Fund exclusive of interest expense. Effective June 16, 1998, the Adviser agreed to waive or limit its fees and pay certain operating expenses to the extent necessary to limit total fund operating expenses to 1.00%. This voluntary waiver remains in effect and is applicable to both Class A and Class B Shares. It is renewable in 30 day intervals at the Adviser's discretion.


         Reimbursement by a Fund of the fees waived or other expenses paid by the Adviser may be made at a later date when the Fund has reached a sufficient asset size to permit reimbursement to be made without causing the annual expense ratio of a Fund to exceed the amount of the relevant expense limitation. Consequently, no reimbursement by a Fund would be made unless a Fund's actual annual operating expense ratio for the Class A Shares were less than 2.00% in the case of the Strategic Natural Resources Fund, the Info-Tech & Communications Fund, the Growth Fund, the Asian High Yield Fund and for the Class B Shares less than 2.40%, 2.40%, 2.00% and 2.00% for the Strategic Natural Resources Fund, the Info-Tech & Communications Fund, the Growth Fund and the Asian High Yield Fund, respectively, and payment of such reimbursement was approved by the Board of Trustees of the Trust on a quarterly basis. The total amount of reimbursement to which the Adviser may be entitled in any year will be equal to the sum of all fees waived and/or assumed by the Adviser during any of the previous two fiscal years, less any reimbursement amount previously paid to it.


         Portfolio Managers. The investment professionals who are primarily responsible for the day-to-day management of the Funds' portfolios are as follows:

         Strategic Natural Resources Fund. Konrad Krill is the portfolio manager for the Strategic Natural Resources Fund. Mr. Krill joined Orbitex Management, Inc. in 1997. From 1986 to 1997, he was Vice President and portfolio manager at Dean Witter Intercapital, Inc.

         Prior Performance of Portfolio Manager of Strategic Natural Resources Fund. Set forth below is certain information regarding the performance, for certain periods through May 31, 1997, of a fund (the "Prior Fund") previously managed by Mr. Krill, the current portfolio manager for the Strategic Natural Resources Fund. Mr. Krill was primarily responsible for making the investment decisions of the Prior Fund. The Prior Fund is a registered investment company and has investment objectives, policies and strategies that are substantially the same as those of the Strategic Natural Resources Fund, as well as investment restrictions that are substantially similar to those of the Strategic Natural Resources Fund.


         The performance information of the Prior Fund below is presented net of the payment of fees and expenses, which were approximately 1.90% of the average daily net assets. On the other hand the Strategic Natural Resources Fund, during its initial period of operation, incurred expenses at an annualized rate of 2.11% of its average daily net assets. Accordingly, had the Prior Fund been subject to fees and expenses similar to those incurred by the Strategic Natural Resources Fund, the performance shown below would be reduced by an amount equal to the difference of those anticipated expenses and the expenses of the Prior Fund.


         The performance below of the Prior Fund is compared to the Lipper Natural Resource Average which reflects the average performance of all U.S. registered investment companies that are categorized as natural resources funds by Lipper Analytical Services, Inc., and reflects the average fees and expenses incurred by those funds.

         The prior performance information shown below should not be considered a representation of future performance of the Strategic Natural Resources Fund.

                                             Average Annual Total Return
                                     for the periods noted through May 31, 1997

                         June 1, 1996-May 31, 1997             April 1, 1995-May 31, 1997

Prior Fund                       22.64                                23.33
Lipper Average                   13.48                                21.38

         Info-Tech and Communications Fund. Craig W. Ellis is the portfolio manager for the Info-Tech and Communications Fund. Mr. Ellis joined Orbitex Management, Inc. in 1998. Formerly he was with Alliance Capital Management Corporation where from 1997 to 1998 he was a senior vice president responsible for the firm's investments in the global communications technology area. Prior to joining Alliance, Mr. Ellis was a managing director at Wheat First Union where he served as a telecommunications services analyst.

         Growth Fund. Courtney D. Smith is the portfolio manager for the Growth Fund. Mr. Smith joined Orbitex Management, Inc. in 1996. Formerly, he was President and Chief Investment Officer of Pinnacle Capital Management, Inc.


         Asian High Yield Fund. The Asian High Yield Fund is managed by a team of three portfolio managers. Bashar N. Azzouz is a portfolio manager for the Asian High Yield Fund. Prior to joining Orbitex Management, Inc. in 1997, Mr. Azzouz was employed at various banking institutions as Vice President and Director in the foreign exchange and options area, namely Swiss Bank Corp. and Societe Generale. From 1987 to 1992, Mr. Azzouz worked as a trader for various financial organizations including Tudor Investment Corporation, a U.S. hedge fund management company.

         Anya Page is a portfolio manager of the Asian High Yield Fund. Prior to joining Orbitex Management, Inc. in 1998, Ms. Page worked as a fund manager for credit Suisse Asset Management Limited since 1993. While at Credit Suisse, she functioned as lead Manager for the Asia Pacific Ex-Japan unit Trust and the Asia Pacific debt Portfolio.

         Courtney D. Smith is a portfolio manager for the Asian High Yield Fund. Mr. Smith joined Orbitex Management, Inc. in 1996. Formerly, he was President and Chief Investment Officer of Pinnacle Capital Management.


         Administrator. State Street Bank and Trust Company ("State Street") serves as the administrator of the Trust. State Street's principal business address is 225 Franklin Street, Boston, Massachusetts 02110.

         State Street provides each Fund with administrative services pursuant to an Administration Agreement. The services under this Agreement are subject to the supervision of the Board of Trustees and the officers of the Trust, and include the day-to-day administration of matters necessary to each Fund's operations, maintenance of its records and the books of the Trust, preparation of reports, and compliance monitoring of its activities. For providing administrative services to the Funds, State Street will receive from each Fund a monthly fee at an annual rate of .10% of the first $100 million of each Fund's average daily net assets, plus .08% of the next $100 million of each Fund's average daily net assets, plus .06% of each Fund's average daily net assets in excess of $200 million (with a minimum annual fee of $75,000 for each Fund, a portion of which will be waived for the first year of operation).

         Custodian, Transfer and Dividend Disbursing Agent. State Street serves as the Trust's custodian and holds all portfolio securities and cash assets of the Trust. State Street is authorized to deposit securities in securities depositories or to use the services of subcustodians. State Street also provides accounting services including daily valuation of the shares of each Fund. State Street also serves as the Trust's transfer agent and dividend disbursing agent and maintains the Trust's shareholder records.

         Distributor. Funds Distributor, Inc. (the "Distributor") serves as the distributor of the shares of each Fund pursuant to a Distribution Agreement between the Distributor and the Trust. The Distributor's principal business address is 60 State Street, Boston, Massachusetts 02109. The Distributor is a broker-dealer registered with the SEC and is a member of the National Association of Securities Dealers, Inc. In accordance with separate Distribution Plans and Agreements Pursuant to Rule 12b-1 the Class A shares and the Class B Shares of the Funds are authorized to use a portion of their assets to finance certain activities relating to distribution services provided to investors in their shares. The Rule 12b-1 Plans and Agreements permit payments to be made by the Class A Shares and the Class B Shares of each Fund to the Distributor to compensate the Distributor for its activities in providing these services to investors.

         The Rule 12b-1 Plans and Agreements permit payments to be made by the Class A and Class B Shares of each Fund to the Distributor to compensate the Distributor for providing distribution services to investors in the Fund, including arranging for Selling Group Members to provide these services and paying compensation for these services. The Rule 12b-1 Plans and Agreements provide for payment of a fee to the Distributor at an annualized rate of 0.30% of the average daily net assets attributable to the Class A shares of the Asian High Yield Fund and 0.40% of the average daily net assets attributable to the Class A Shares of each of the other Funds. The Class B shares Rule 12b-1 Plans and Agreements provide for payment of a fee to the distributor at an annualized rate of 1.00% of the average daily net assets attributable to the Class B Shares of each of the Funds. The Rule 12b-1 Plans and Agreements will continue in effect, if not sooner terminated in accordance with their terms, for successive one-year periods, provided that their continuance is specifically approved by the vote of the Board of Trustees of the Trust, including a majority of the Trustees who are not interested persons of the Trust and do not have a direct or indirect financial interest in the Rule 12b-1 Plans and Agreements. For further information regarding the Rule 12b-1 Plans and Agreements, see the SAI.


         Expenses. Each Fund pays all its expenses not assumed by the Adviser, Distributor or other agents. In addition to the investment advisory and other fees described previously, each Fund pays other expenses, such as brokerage, legal, audit, transfer agency and custodial fees; proxy solicitation costs; compensation of Trustees who are not affiliated with the Adviser; fidelity bond and other insurance premiums; organizational expenses; taxes; expenses of reports and prospectuses sent to existing investors; and extraordinary expenses. All general expenses of the Trust and joint expenses of the Funds are allocated among the Funds on a basis deemed fair and equitable.

         Year 2000. The Funds' operations depend on the seamless functioning of computer systems in the financial service industry, including those of the Adviser, the Administrator, the Custodian and the Transfer Agent. Many computer software systems in use today cannot properly process date-related information after December 31, 1999 because of the method by which dates are encoded and calculated. This failure, commonly referred to as the "Year 2000 Issue," could adversely affect the handling of securities trades, pricing and account servicing for the Funds. The Adviser has made compliance with the Year 2000 Issue a high priority and is taking steps that it believes are reasonably designed to address the Year 2000 Issue with respect to its computer systems. The Adviser has also been informed that comparable steps are being taken by the Funds' other major service providers. The Adviser does not currently anticipate that the Year 2000 Issue will have a material impact on its ability to continue to fulfill its duties as investment adviser.

                 PORTFOLIO TRANSACTIONS AND BROKERAGE PRACTICES


         Allocations of portfolio transactions for the Funds, including their frequency, to various brokers is determined by the Adviser in its best judgment and in a manner deemed fair and reasonable to shareholders. The primary consideration is prompt and efficient execution of orders in an effective manner at the most favorable price. The Adviser may also consider sales of the Funds' shares and the brokerage and research services provided as a factor in the selection of broker-dealers, subject to the policy of obtaining best price and execution. For further information regarding the allocation of portfolio transactions and brokerage, see "Brokerage Allocation and other practices" in the SAI.

                            ORGANIZATION OF THE TRUST


         The Trust is a Delaware business trust organized in December 1996 and registered with the SEC under the 1940 Act as an open-end management investment company. The Trust currently consists of four portfolios (i.e. the Funds), each of which represents a separate series of beneficial interests in the Trust having different investment objectives, investment programs, policies and restrictions. Each share of each Fund represents an equal proportionate interest in that Fund with each other share, and each share is entitled to such dividends and distributions of income belonging to that Fund as are declared by the Board of Trustees of the Trust. In the event of the liquidation of a Fund, each share of that Fund is entitled to a pro rata share of the net assets of that Fund.

         As of the date of this Prospectus, the Trustees have authorized the issuance of two classes of shares, designated as Class A and Class B. The shares of each class represent an interest in the same portfolio of investments of the Fund. Each class has equal rights as to voting, redemption, dividends and liquidation, except that each class bears different distribution and transfer agent fees and may bear other expenses properly attributable to the particular class. Class A and Class B shareholders have exclusive voting rights with respect to the Rule 12b-1 distribution plans adopted by holders of those shares in connection with the distribution of shares.


         Shareholders having at least two-thirds of the outstanding shares of the Trust may remove a Trustee from office by a vote cast in person or by proxy at a meeting of shareholders called for that purpose at the request of holders of 10% or more of the outstanding shares of the Trust. The Trust has an obligation to assist in such shareholder communications. The Trust does not routinely hold annual meetings of shareholders. Each share of the Trust is entitled to one vote on all matters submitted to a vote of all shareholders of the Trust. Fractional shares, when issued, have the same rights, proportionately, as full shares. Shares of a particular Fund will be voted separately from shares of the other Funds on matters affecting only that Fund, including approval of the Investment Advisory Agreement, Rule 12b-1 Plan and Agreement for that Fund and changes in the fundamental objective, policies or restrictions of that Fund. All shares are fully paid and nonassessable when issued and have no preemptive, conversion or cumulative voting rights. The Trustees in their discretion may authorize the division of shares of the Funds into different classes permitting shares of different classes to be distributed by different methods although shareholders of different classes would have an interest in the same portfolio of assets. Shareholders of different classes may bear different expenses in connection with different methods of distribution.

                                    APPENDIX

                           Description of Bond Ratings

Excerpts from Moody's Investors Services, Inc. Corporate Bond Ratings:

         Aaa: judged to be the best quality; carry the smallest degree of investment risk; Aa: judged to be of high quality by all standards; A: possess many favorable investment attributes and are to be considered as higher medium grade obligations; Baa: considered as lower medium grade obligations, i.e. they are neither highly protected nor poorly secured; Ba: B: protection of interest and principal payments is questionable.

         Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest. Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings. C: Bonds which are rated C are lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

         Note: Moody's may apply numerical modifiers, 1, 2, and 3 in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Excerpts from Standard & Poor's Corporation Bond Ratings:

         AAA: highest grade obligations; possess the ultimate degree of protection as to principal and interest; AA: also qualify as high grade obligations, and in the majority of instances differs from AAA issues only in small degree; A: regarded as upper medium grade; have considerable investment strength but are not entirely free from adverse effects of changes in economic and trade conditions. Interest and principal are regarded as safe; BBB: regarded as borderline between definitely sound obligations and those where the speculative element begins to predominate; this group is the lowest which qualifies for commercial bank investments.

         BB, B, CCC, CC, C: Debt rated BB, B, CCC, CC and C is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions. CI: The rating CI is reserved for income bonds on which no interest is being paid. D: Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

       Plus (+) or Minus (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major categories.

                           The Orbitex Group of Funds

Orbitex Management, Inc. offers specialized and opportunistic mutual funds with the potential to enhance returns and diversify overall risk in an investor's portfolio. Through its investment management team and carefully selected sub-advisers, Orbitex emphasizes well-articulated investment philosophies and consistent management styles to ensure that investors and investment professionals get what they expect from each Orbitex Fund.


Fund                                     Objective                                  Suitable Investors
Orbitex Strategic Natural Resources      Capital growth through a flexible policy   Growth-oriented individuals who see
Fund                                     of investing in common stock of            strong economic trends as an indicator of
Managed by Orbitex Management, Inc.      companies engaged in natural resource      natural resource demand.
                                         industries and industries supportive to
                                         natural resource industries.

Orbitex Info-Tech & Communications Fund  Superior long-term capital growth          Growth oriented investors who want to
Managed by Orbitex Management, Inc.      through selective investment in            capitalize on opportunities in global
                                         communication, information, and related    telecommunications and information
                                         technology companies.                      industries.

Orbitex Growth Fund                      Long-term growth of capital through        Long-term investors interested in growth
Managed by Orbitex Management, Inc.      investment in securities of companies      opportunities in the U.S. stock market.
                                         that offer potential for growth.

Orbitex Asian High Yield Fund            High current income through investment     Individuals seeking high income from a
Managed by Orbitex Management, Inc.      in securities of issuers based in Asia.    portion of their bond portfolios and who
                                         The Fund will invest in high-yield,        can accept the risks of international
                                         high-risk debt obligations.                investing.



Please consult the "Description of Securities, Other Investment Policies and Risk Considerations" section of the prospectus for information on the risks involved in investing in any of the funds. Set forth below is a chart illustrating the results of hypothetical $10,000 investments in certain market sectors. This information is provided for your information to illustrate how these sectors have performed in the past. The performance of the Funds may vary significantly from the performance described below.

              Index Performance (Results of a Hypothetical $10,000
                                  Investment)

[line chart]



Average Annual Returns
(for periods ended 6/30/98)                                1 year       3 years        5 years         10 years
                                                            ------       -------        -------         --------
Lipper Emerging Market Debt Funds Category                  (1.25)         21.19          12.57           N/A
Lipper Natural Resources Funds Category                     (10.98)        9.24           7.72            8.15

MSCI Asia Ex-Japan Index                                    30.17          30.23          23.06           18.54
Standard & Poor's 500 Index                                 18.73          17.37          19.70           17.20
Lipper Science and Technology Index


All of the Indexes noted above are unmanaged indexes whereas the Funds are actively managed. The performance of these indexes does not reflect sales charges or other expenses associated with investment in the Funds.; direct investment in the indexes is not possible. Index performance is not intended to represent the future performance of any Orbitex Funds. Past performance is no guarantee of future results. The investment return and principal value of a Fund investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

                                     PART B

                             ORBITEX GROUP OF FUNDS
                                 410 Park Avenue
                            New York, New York 10022

                       STATEMENT OF ADDITIONAL INFORMATION



This Statement of Additional Information is not a Prospectus, but should be read in conjunction with the Prospectus of the Orbitex Group of Funds (the "Trust") dated August 21, 1998, which may be obtained by telephoning 1-888-ORBITEX and asking about the Trust.

The date of this Statement of Additional Information is August 21, 1998.



                                TABLE OF CONTENTS


ITEM                                                                                    PAGE
----                                                                                    ----
General Information and History
Investment Restrictions
Description of Securities, Other Investment Policies and Risk Considerations
Management of the Trust
Principal Holders of Securities
Investment Management and Other Services
Administrator
Custodian
Transfer Agent Services
Distribution of Shares
Brokerage Allocation and Other Practices
Purchase and Redemption of Securities Being Offered
Shareholder Services
Determination of Net Asset Value
Taxes
Organization of the Trust
Performance Information About the Funds
Independent Accountants
Legal Matters
Financial Statements

GENERAL INFORMATION AND HISTORY

         The Trust is a Delaware business trust registered with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940 (the "1940 Act") as an open-end management investment company, commonly known as a "mutual fund."


         The Trust currently consists of four portfolios, Orbitex Strategic Natural Resources Fund ("Strategic Natural Resources Fund"), Orbitex Info-Tech & Communications Fund ("Info-Tech & Communications Fund"), Orbitex Growth Fund ("Growth Fund"), and Orbitex Asian High Yield Fund ("Asian High Yield Fund") (individually a "Fund" and collectively the "Funds"), each of which represents a separate series of beneficial interest in the Trust having different investment objectives, investment programs, policies and restrictions. Each Fund offers two classes of shares: a front-end load Class A and a contingent deferred sales charge Class B.

         Each Fund is managed by Orbitex Management, Inc. (the "Adviser"), which directs the day-to-day operations and the investment of assets of each Fund. State Street Bank and Trust Company ("State Street") is the administrator, custodian, accounting agent, transfer agent and dividend disbursing agent for the Trust. Funds Distributor, Inc. (the "Distributor") is the distributor for the Trust.


INVESTMENT RESTRICTIONS

         Each Fund has adopted the following fundamental investment policies which may be changed only with the consent of a "majority of the outstanding voting securities" of the particular Fund. As used in the Prospectus and in this Statement of Additional Information, the term "majority of the outstanding voting securities" means the lesser of (1) 67% of the shares of a Fund present at a meeting where the holders of more than 50% of the outstanding shares of a Fund are present in person or by proxy, or (2) more than 50% of the outstanding shares of a Fund. Shares of each Fund will be voted separately on matters affecting only that Fund, including approval of changes in the fundamental objectives, policies, or restrictions of that Fund.

         A Fund will not:

         (1) Margin: Purchase securities on margin, except a Fund may make margin deposits in connection with permissible options and futures transactions subject to (5) below and may obtain short-term credits as may be necessary for clearance of transactions.

         (2) Senior Securities: Issue any class of securities senior to any other class of securities except in compliance with the 1940 Act.

         (3) Borrowing: Borrow money for investment purposes in excess of 33 1/3% of the value of its total assets, including any amount borrowed less its liabilities not including any such borrowings. Any borrowings which come to exceed this amount will be reduced in accordance with applicable law. Additionally, each Fund may borrow up to 5% of its total assets (not including the amount borrowed) for temporary or emergency purposes.

         (4) Real Estate: Purchase or sell real estate, or invest in real estate limited partnerships, except each Fund may, as appropriate and consistent with its respective investment objective, policies and other investment restrictions, buy securities of issuers that engage in real estate operations and securities that are secured by interests in real estate (including shares of real estate mortgage investment conduits, mortgage pass-through securities, mortgage-backed securities and collateralized mortgage obligations) and may hold and sell real estate acquired as a result of ownership of such securities.

         (5) Commodities: Purchase or sell physical commodities or contracts thereon, except that each Fund may enter into financial futures contracts and options thereon.

         (6) Underwriting: Underwrite securities issued by other persons, except to the extent that a Fund may be deemed to be an underwriter, within the meaning of the Securities Act of 1933, in connection with the purchase of securities directly from an issuer in accordance with each Fund's investment objective, policies and restrictions.

         (7) Loans: Make loans, except that each Fund in accordance with that Fund's investment objective, policies and restrictions may: (i) invest in all or a portion of an issue of publicly issued or privately placed bonds, debentures, notes, other debt securities and loan participation interests for investment purposes; (ii) purchase money market securities and enter into repurchase agreements; and (iii) lend its portfolio securities in an amount not exceeding one-third of the value of that Fund's total assets.

         (8) Diversification: Except for the Asian High Yield Fund, make an investment unless 75% of the value of that Fund's total assets is represented by cash, cash items, U.S. Government securities, securities of other investment companies and "other securities." For purposes of this restriction, the term "other securities" means securities as to which the Fund invests no more than 5% of the value of its total assets in any one issuer or purchases no more than 10% of the outstanding voting securities of any one issuer. As a matter of operating policy, each Fund will not consider repurchase agreements to be subject to the above-stated 5% limitation if all of the collateral underlying the repurchase agreements are U.S. Government securities and such repurchase agreements are fully collateralized.

         (9) Concentration: Invest 25% or more of the value of its total assets in any one industry, except that: (i) the Strategic Natural Resources Fund will invest at least 25% of its total assets in securities of companies in natural resource industries and industries supportive to natural resource industries; and (ii) the Info-Tech & Communications Fund will invest at least 25% of its total assets in the securities of companies in the communications, information and related technology industries. This limitation (9) does not apply to securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities or repurchase agreements secured by U.S. Government securities.

         The following restrictions are designated as non-fundamental and may be changed by the Board of Trustees of the Trust without the approval of shareholders.

         A Fund may not:

         (1) Control of Portfolio Companies: Invest in portfolio companies for the purpose of acquiring or exercising control of such companies.

         (2) Investment Companies: Invest in the securities of other investment companies except in compliance with the 1940 Act.

         (3) Options, Straddles and Spreads: Invest in puts, calls, straddles, spreads or any combination thereof, except to the extent permitted by the Prospectus and Statement of Additional Information.

         (4) Restricted Securities, Illiquid Securities and Securities Not Readily Marketable: Purchase or otherwise acquire any security or invest in a repurchase agreement if, as a result, more than 15% of the net assets of the Fund would be invested in securities that are illiquid or not readily marketable, including repurchase agreements maturing in more than seven days and non-negotiable fixed time deposits with maturities over seven days. Each Fund may invest without limitation in restricted securities provided such securities are considered to be liquid. If, through a change in values, net assets or other circumstances, a Fund were in a position where more than 15% of its net assets was invested in illiquid securities, it would seek to take appropriate steps to protect liquidity.

         (5) Mortgaging: Mortgage, pledge, or hypothecate in any other manner, or transfer as security for indebtedness any security owned by a Fund, except as may be necessary in connection with permissible borrowings and then only if such mortgaging, pledging or hypothecating does not exceed 33 1/3% of such Fund's total assets. Collateral arrangements with respect to margin, option and other risk management and when-issued and forward commitment transactions are not deemed to be pledges or other encumbrances for purposes of this restriction.

         With respect to investment restriction No. 4 above, the Adviser, as a matter of policy, under normal circumstances, will limit the investment of the Info-Tech and Communications Fund to a maximum of 5% of the total assets (at the time of purchase) in private, early stage communications companies.

         If a percentage limitation is adhered to at the time of investment, a later increase or decrease in that percentage amount resulting from any change in value of the portfolio securities or a Fund's net assets will not result in a violation of the above fundamental and non-fundamental investment restrictions.

DESCRIPTION OF SECURITIES, OTHER INVESTMENT POLICIES AND RISK CONSIDERATIONS

         United States Government Obligations. These consist of various types of marketable securities issued by the United States Treasury, i.e., bills, notes and bonds. Such securities are direct obligations of the United States Government and differ mainly in the length of their maturity. Treasury bills, the most frequently issued marketable government security, have a maturity of up to one year and are issued on a discount basis.

         United States Government Agency Securities. These consist of debt securities issued by agencies and instrumentalities of the United States Government, including the various types of instruments currently outstanding or which may be offered in the future. Agencies include, among others, the Federal Housing Administration, Government National Mortgage Association ("GNMA"), Farmer's Home Administration, Export-Import Bank of the United States, Maritime Administration, and General Services Administration. Instrumentalities include, for example, each of the Federal Home Loan Banks, the National Bank for Cooperatives, the Federal Home Loan Mortgage Corporation ("FHLMC"), the Farm Credit Banks, the Federal National Mortgage Association ("FNMA"), and the United States Postal Service. These securities are either: (i) backed by the full faith and credit of the United States Government (e.g., United States Treasury Bills);
(ii) guaranteed by the United States Treasury (e.g., GNMA mortgage-backed securities); (iii) supported by the issuing agency's or instrumentality's right to borrow from the United States Treasury (e.g., FNMA Discount Notes); or (iv) supported only by the issuing agency's or instrumentality's own credit (e.g., Tennessee Valley Association).

         Certificates of Deposit and Bankers' Acceptances. Each Fund may invest in certificates of deposit and bankers' acceptances which are considered to be short-term money market instruments. Certificates of deposit are receipts issued by a depository institution in exchange for the deposit of funds. The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the certificate. The certificate usually can be traded in the secondary market prior to maturity. Bankers' acceptances typically arise from short-term credit arrangements designed to enable businesses to obtain funds to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then "accepted" by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an earning asset or it may be sold in the secondary market at the going rate of discount for a specific maturity. Although maturities for acceptances can be as long as 270 days, most acceptances have maturities of six months or less.

         Commercial Paper. Each Fund may purchase commercial paper. Commercial paper consists of short-term (usually from 1 to 270 days) unsecured promissory notes issued by corporations in order to finance their current operations.

         Repurchase Agreements. The Funds may invest in repurchase agreements. A repurchase agreement is an instrument under which the investor (such as the Fund) acquires ownership of a security (known as the "underlying security") and the seller (i.e., a bank or primary dealer) agrees, at the time of the sale, to repurchase the underlying security at a mutually agreed upon time and price, thereby determining the yield during the term of the agreement. This results in a fixed rate of return insulated from market fluctuations during such period, unless the seller defaults on its repurchase obligations. A Fund will only enter into repurchase agreements where (i) the underlying securities are of the type (excluding maturity limitations) which the Fund's investment guidelines would allow it to purchase directly, (ii) the market value of the underlying security, including interest accrued, will be at all times at least equal to the value of the repurchase agreement, and (iii) payment for the underlying security is made only upon physical delivery or evidence of book-entry transfer to the account of the Fund's custodian. Repurchase agreements usually are for short periods, often under one week, and will not be entered into by a Fund for a duration of more than seven days if, as a result, more than 15% of the net asset value of the Fund would be invested in such agreements or other securities which are not readily marketable.

         The Funds will assure that the amount of collateral with respect to any repurchase agreement is adequate. As with a true extension of credit, however, there is risk of delay in recovery or the possibility of inadequacy of the collateral should the seller of the repurchase agreement fail financially. In addition, a Fund could incur costs in connection with the disposition of the collateral if the seller were to default. The Funds will enter into repurchase agreements only with sellers deemed to be creditworthy by, or pursuant to guidelines established by, the Board of Trustees of the Trust and only when the economic benefit to the Funds is believed to justify the attendant risks. The Funds have adopted standards for the sellers with whom they will enter into repurchase agreements. The Board of Trustees of the Trust believe these standards are designed to reasonably assure that such sellers present no serious risk of becoming involved in bankruptcy proceedings within the time frame contemplated by the repurchase agreement. The Funds may enter into repurchase agreements only with well-established securities dealers or with member banks of the Federal Reserve System.

         Adjustable Rate Securities. Adjustable rate securities (i.e., variable rate and floating rate instruments) are securities that have interest rates that are adjusted periodically, according to a set formula. The maturity of some adjustable rate securities may be shortened under certain special conditions described more fully below.

         Variable rate instruments are obligations that provide for the adjustment of their interest rates on predetermined dates or whenever a specific interest rate changes. A variable rate instrument whose principal amount is scheduled to be paid in 397 days or less is considered to have a maturity equal to the period remaining until the next readjustment of the interest rate. Many variable rate instruments are subject to demand features which entitle the purchaser to resell such securities to the issuer or another designated party, either (1) at any time upon notice of usually 397 days or less, or (2) at specified intervals, not exceeding 397 days, and upon 30 days notice. A variable rate instrument subject to a demand feature is considered to have a maturity equal to the longer of the period remaining until the next readjustment of the interest rate or the period remaining until the principal amount can be recovered through demand, if final maturity exceeds 397 days or the shorter of the period remaining until the next readjustment of the interest rate or the period remaining until the principal amount can be recovered through demand if final maturity is within 397 days.

         Floating rate instruments have interest rate reset provisions similar to those for variable rate instruments and may be subject to demand features like those for variable rate instruments. The interest rate is adjusted, periodically (e.g., daily, monthly, semi-annually), to the prevailing interest rate in the marketplace. The interest rate on floating rate securities is ordinarily determined by reference to the 90-day U.S. Treasury bill rate, the rate of return on commercial paper or bank certificates of deposit or an index of short-term interest rates. The maturity of a floating rate instrument is considered to be the period remaining until the principal amount can be recovered through demand.

         Mortgage Pass-Through Securities. Interests in pools of mortgage pass-through securities differ from other forms of debt securities (which normally provide periodic payments of interest in fixed amounts and the payment of principal in a lump sum at maturity or on specified call dates). Instead, mortgage pass-through securities provide monthly payments consisting of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on the underlying residential mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Unscheduled payments of principal may be made if the underlying mortgage loans are repaid or refinanced or the underlying properties are foreclosed, thereby shortening the securities' weighted average life. Some mortgage pass-through securities (such as securities guaranteed by GNMA) are described as "modified pass-through securities." These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, on the scheduled payment dates regardless of whether the mortgagor actually makes the payment.

         The principal governmental guarantor of mortgage pass-through securities is GNMA. GNMA is authorized to guarantee, with the full faith and credit of the U.S. Treasury, the timely payment of principal and interest on securities issued by lending institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of mortgage loans. These mortgage loans are either insured by the Federal Housing Administration or guaranteed by the Veterans Administration. A "pool" or group of such mortgage loans is assembled and after being approved by GNMA, is offered to investors through securities dealers.

         Government-related guarantors of mortgage pass-through securities (i.e., not backed by the full faith and credit of the U.S. Treasury) include FNMA and FHLMC. FNMA is a Government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. FNMA purchases conventional (i.e., not insured or guaranteed by any Government agency) residential mortgages from a list of approved sellers/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Mortgage pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U.S. Treasury.

         FHLMC was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. It is a U.S. Government-sponsored corporation formerly owned by the twelve Federal Home Loan Banks and now owned entirely by private stockholders. FHLMC issues Participation Certificates ("PCs") which represent interests in conventional mortgages from FHLMC's national portfolio. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Treasury.

         Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage pass-through securities. The Funds do not purchase interests in pools created by such non-governmental issuers.

         Resets. The interest rates paid on the Adjustable Rate Mortgage Securities ("ARMs") in which a Fund may invest generally are readjusted or reset at intervals of one year or less to an increment over some predetermined interest rate index. There are two main categories of indices: those based on U.S. Treasury securities and those derived from a calculated measure, such as a cost of funds index or a moving average of mortgage rates. Commonly utilized indices include the one-year and five-year constant maturity Treasury Note rates, the three-month Treasury Bill rate, the 180-day Treasury Bill rate, rates on longer-term Treasury securities, the National Median Cost of Funds, the one-month or three-month London Interbank Offered Rate (LIBOR), the prime rate of a specific bank, or commercial paper rates. Some indices, such as the one-year constant maturity Treasury Note rate, closely mirror changes in market interest rate levels. Others tend to lag changes in market rate levels and tend to be somewhat less volatile.

         Caps and Floors. The underlying mortgages which collateralize the ARMs in which a Fund invests will frequently have caps and floors which limit the maximum amount by which the loan rate to the residential borrower may change up or down: (1) per reset or adjustment interval and (2) over the life of the loan. Some residential mortgage loans restrict periodic adjustments by limiting changes in the borrower's monthly principal and interest payments rather than limiting interest rate changes. These payment caps may result in negative amortization.

         The value of mortgage securities in which a Fund invests may be affected if market interest rates rise or fall faster and farther than the allowable caps or floors on the underlying residential mortgage loans. Additionally, even though the interest rates on the underlying residential mortgages are adjustable, amortization and prepayments may occur, thereby causing the effective maturities of the mortgage securities in which the Fund invests to be shorter than the maturities stated in the underlying mortgages.

         Maturity of Debt Securities. The maturity of debt securities may be considered long (10 or more years), intermediate (3 to 10 years), or short-term (1 to 3 years). In general, the principal values of longer-term securities fluctuate more widely in response to changes in interest rates than those of shorter-term securities, providing greater opportunity for capital gain or risk of capital loss. A decline in interest rates usually produces an increase in the value of debt securities, while an increase in interest rates generally reduces their value.

         When-Issued Securities. Each Fund may, from time to time, purchase securities on a "when-issued" or delayed delivery basis. The price for such securities, which may be expressed in yield terms, is fixed at the time the commitment to purchase is made, but delivery and payment for the when-issued securities take place at a later date. Normally, the settlement date occurs within one month of the purchase, but may take up to three months. During the period between purchases and settlement, no payment is made by a Fund to the issuer and no interest accrues to a Fund. At the time a Fund makes the commitment to purchase a security on a when-issued basis, it will record the transaction and reflect the value of the security in determining its net asset value. Each Fund will maintain, in a segregated account with the custodian, cash or appropriate liquid securities equal in value to commitments for when-issued securities.

         Illiquid or Restricted Securities. Restricted securities may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the Securities Act of 1933 (the "1933 Act"). Where registration is required, a Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it decided to sell. Restricted securities will be priced at fair value as determined in accordance with procedures prescribed by the Board of Trustees of the Trust. If through the appreciation of illiquid securities or the depreciation of liquid securities, the Fund should be in a position where more than 15% of the value of its net assets are invested in illiquid assets, including restricted securities, the Fund will take appropriate steps to protect liquidity.

         Notwithstanding the above, each Fund may purchase securities which, while privately placed, are eligible for purchase and sale under Rule 144A under the 1933 Act. This rule permits certain qualified institutional buyers to trade in privately placed securities even though such securities are not registered under the 1933 Act. The Adviser or Sub-Adviser under the supervision of the Board of Trustees of the Trust, will consider whether securities purchased under Rule 144A are illiquid and thus subject to the Fund's restriction of investing no more than 15% of its net assets in illiquid securities. A determination of whether a Rule 144A security is liquid or not is a question of fact. In making this determination, the Adviser or Sub-Adviser will consider the trading markets for the specific security taking into account the unregistered nature of a Rule 144A security. In addition, the Adviser or Sub-Adviser could consider (1) the frequency of trades and quotes, (2) the number of dealers and potential purchases, (3) any dealer undertakings to make a market, and (4) the nature of the security and of marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). The liquidity of Rule 144A securities would be monitored, and if as a result of changed conditions it is determined that a Rule 144A security is no longer liquid, the Fund's holdings of illiquid securities would be reviewed to determine what, if any, steps are required to assure that the Fund does not invest more than 15% of its net assets in illiquid securities. Investing in Rule 144A securities could have the effect of increasing the amount of the Fund's assets invested in illiquid securities if qualified institutional buyers are unwilling to purchase such securities.

         Warrants. Each Fund may invest in warrants. Warrants are pure speculation in that they have no voting rights, pay no dividends and have no rights with respect to the assets of the corporation issuing them. Warrants basically are options to purchase equity securities at a specific price valid for a specific period of time. They do not represent ownership of the securities, but only the right to buy them. Warrants differ from call options in that warrants are issued by the issuer of the security which may be purchased on their exercise, whereas call options may be written or issued by anyone. The prices of warrants do not necessarily move parallel to the prices of the underlying securities.

SPECIAL CONSIDERATIONS AFFECTING THE PACIFIC BASIN AND
SOUTHEAST ASIA

         Asia has undergone an impressive economic transformation in the past decade. Many developing economies, utilizing massive foreign investments, established themselves as inexpensive producers of manufactured and re-manufactured consumer goods for export. As household incomes rose, birth was given to rising middle classes, stimulating domestic consumption. More recently, large projects in infrastructure and energy resource development have been undertaken, again utilizing cheap labor, foreign investment, and a business friendly regulatory environment. During the course of development, governments, which are democratic, at least in a formal sense, fought to maintain the stability and control necessary to attract investment and provide labor. Subsequently, Asian countries today are coming under increasing pressure from western governments regarding human rights practices.

         Since the summer of 1997, the region has experienced economic turmoil. Hit by losses in Southeast Asia, the total GDP in the Asia-Pacific region is estimated to grow by only 4% in 1998, plunging from 6.1% in 1997 and 7.5% in 1996. However, experts expect a rebound near the end of 1998.

         Manufacturing exports declined significantly in 1996 and 1997, due to drops in demand, increased competition, and also strong U.S. dollar performance. This is particularly true of electronics, a critical industry for several Asian economies. Declines in exports reveal how much of the recent growth in these countries is dependent on their trading partners. Many Asian exports are priced in dollars, while the majority of its imports are paid for in local currencies. A stable exchange rate between the dollar and other Asian currencies is important to Asian trade balances.

         Despite the impressive economic growth experienced by Asia's emerging economies, currency and economic concerns have recently roiled these markets. Over the summer of 1997, a plunge in Thailand's currency set off a wave of currency depreciations throughout South and Southeast Asia. The Thai crisis was brought on by the country's failure to take steps to curb its current-account deficit, reduce short-term foreign borrowing and strengthen its troubled banking industry, which was burdened by speculative property loans. Most of the area's stock markets tumbled in reaction to these events. Investors were heavy sellers as they became increasingly concerned that other countries in the region, faced with similar problems, would have to allow their currencies to weaken further or take steps that would choke off economic growth and erode company profits. For U.S. investors, the impact of the market declines were further exacerbated by the effect of the decline in the value of their local currencies versus the U.S. dollar as well as decreased demand for U.S. goods and services. There is significant potential for continuing economic and political turmoil in the Pacific Basin and Southeast Asia. Such turmoil could have a negative effect on the share prices of the Funds; particularly Orbitex Asian High Yield Fund.

         CHINA AND HONG KONG. China is one of the world's last remaining communist systems, and the only one that appears poised to endure due to its measured embrace of capitalist institutions. It is the world's most populous nation, with 1.3 billion people (about 20 percent of the world's population) creating a work force of 630 million.

         Recent economic growth has exceeded population growth, improving the overall standard of living; however, development is progressing disproportionately faster in coastal and urban areas

(including several duty-free "special economic zones" in which foreign businesses receive tax, investment, and other incentives). Large state-owned companies dominate the economy. An estimated 40% of these operate at a loss, and their reform is now a high priority for China's leadership. At the 15th Party Congress in September 1997, China announced plans to speed up privatization of state-owned enterprises. Other priorities include restructuring the banking sector and cutting government bureaucracy.

         China has set a target of 8% economic growth for 1998, which would allow it to pursue reform of state-owned enterprises without an excessive increase in unemployment. Toward this end, a 3-year, $750 billion infrastructure development program was announced in April 1998. Many private economists expect 1998 economic growth to be below the 8% target (closer to 7%), largely due to the impact of the current economic crisis elsewhere in Asia. Although the Asian crisis has affected the market for China's exports, China's centralized economy has averted a similar crisis and the country's leaders have pledged not to devalue the Chinese currency (yuan).

         China's economic progress is proceeding with significant foreign assistance. Major investors include Japan, the United States, Singapore, and Taiwan. Foreign direct investment soared from $2.3 billion in 1987 to $43 billion in 1997. Since 1992, China has been the largest recipient of World Bank loans (totaling $28.5 billion). In fiscal year 1997, this amounted to $2.8 billion, and another $2.5 billion is pledged for 1998. Alleviation of infrastructure bottlenecks is a major priority of World Bank funding.

         The United States and China are major trading partners, and have taken recent steps to enhance diplomatic relations as well. In October 1997, President Jiang Zemin visited the United States for the first state visit by a Chinese leader in 12 years, and President Clinton visited newly elected Chinese president Zhu Ronjia (elected March 1998) in China in June 1998. At the October 1997 summit, President Clinton announced his approval for the sale of U.S. nuclear reactors to China (in return for China's promise not to supply nuclear technology and missiles to Iran), and Secretary of Energy Federico Pena signed a document relating to environmental and energy cooperation. According to industry estimates, the nuclear agreement alone will allow U.S. companies to compete for up to $60 billion in Chinese nuclear power development over the next 20 years.

         Despite this progress, the United States has serious concerns about issues such as human rights, nuclear proliferation and arms sales, trade barriers, and intellectual property rights. In addition, China's bid for membership in the World Trade Organization has been stymied by demands from the United States and other member countries for more access to China's domestic markets.

         Regional tensions continue to raise concerns for China. These include ongoing disputes with Taiwan (which China considers a renegade province) and territorial disputes over potentially hydrocarbon-rich areas of the South China Sea (also claimed by Vietnam, the Philippines, Brunei, Malaysia, and Taiwan) and the East China Sea (also claimed by Japan).

         China has two stock exchanges that are set up to accommodate foreign investment, in Shenzhen and in Shanghai. In both cases, foreign trading is limited to a special class of shares (Class B) which was created for that purpose. Only foreign investors may own Class B shares, but the government must approve sales of Class B shares among foreign investors. As of December

1996, there were 42 companies with Class B shares on the two exchanges, for a total Class B market capitalization of U.S. $4.7 billion.

         Hong Kong has a bustling free market economy with few tariffs or non-tariff barriers. Natural resources are limited, and food and raw materials must be imported. Manufacturing and construction account for about 18% of GDP. Goods and services exports account for about 50% of GDP. Real GDP growth averaged a remarkable 8% in 1987-88, slowed to 3.0% in 1989-90, and picked up to 4.2% in 1991, 5.0% in 1992, 5.2% in 1993, 5.5% in 1994, and 5.0% in 1995.
Unemployment, which has been declining since the mid-1980s, edged up from 2% to 3.5% in 1995. Notwithstanding, a shortage of labor continues to put upward pressure on prices and the cost of living. Prospects for 1998 remain optimistic so long as major trading partners continue to be reasonably prosperous and so long as investors feel China will continue to support free market practices.

         AUSTRALIA. Australia is a 3 million sq. mile continent (about the size of the 48 continental United States) with a predominantly European ethnic population of 18.2 million people. A member of the British Commonwealth, its government is a democratic, federal-state system. The country has a western style capitalist economy with a work force of 9.2 million that is concentrated in services, mining, and agriculture. Australia's natural resources are bauxite, coal, iron ore, copper, tin, silver, uranium, nickel, tungsten, mineral sands, lead, zinc, diamonds, natural gas, and oil. Primary trading partners are the US, Japan, South Korea, New Zealand, UK and Germany. Imports revolve around machinery and high technology equipment, while exports are heavy in the agricultural and mineral products, making them sensitive to world commodity prices. Historically, Australia's strong points were its agricultural and mining sectors. While this is still true to a large extent, the government managed to boost its manufacturing sector by undertaking protective measures in the 1970's and early 1980's.

         In 1997, Australia once again posted positive economic numbers, continuing the country's lengthy string of economic growth. The real gross domestic product (GDP) growth rate for 1997 was 2.9%. In addition, Australia's labor market has broken out of a two-year slump. After losing almost 21,000 jobs over the first eight months of 1997, approximately 145,000 new jobs were created during the last three months of 1997, fueled in part by a boost in the construction sector in preparation for the Sydney 2000 Olympic Games. Australia's unemployment rate had been rising steadily for the last several years, but leveled off in 1997 at 8.8%. Unemployment is projected to begin falling in 1998, and continue to fall through 2000. However, Asia is an important export market for Australian goods and the current Asian economic crisis is projected to slow the Australian economy. For its 1998/1999 budget, the government cut its economic growth forecast from 3.75% to 3%.

         Australia's conservative government, led by Prime Minister John Howard, may be headed toward early parliamentary elections over land rights for Aborigines. (Australia's next regular election is scheduled for March 1999.) The current controversy is over Howard's bill providing Aborigines with more rights to government land leased to farmers. Elections could be called as early as October 1998.

         Additionally, Australia's government will need to find ways to reduce greenhouse gas emissions as required by the Kyoto protocol, which Australia signed in April 1998. The Kyoto protocol is an agreement among 150 industrial nations to roll back greenhouse gas emissions to below 1990 levels by 2008-2012. Achieving the reductions will be a challenge for Australia since fossil fuels account for 94% of the country's energy consumption. Also, Australia is the world's leading coal exporter. Australia has two wind farms to demonstrate the use of renewable energy sources, and some are calling for investigations into the use of nuclear power as an alternative energy source.

         INDONESIA. Indonesia is a country that encompasses over 17,000 islands on which live 195 million people. It is a mixed economy that balances free enterprise with significant government intervention. After many years of strong economic growth and expansion, Indonesia is now in the midst of an economic crisis that befell southeast Asia in mid-1997. According to U.S. government estimates, the gross domestic product (GDP) growth rate estimate for 1997 is 5%, down three points from 1996. For 1998, the GDP growth rate is projected to be -5.5%, with predictions that if economic reforms are not implemented, GDP could fall by as much as 9%-10% annually during 1998 and 1999. Although the 1997 inflation rate is estimated at a relatively modest 6.6%, it is expected to increase to 23.3% in 1998.

         The Asian economic crisis reached Indonesia in the fall of 1997. In October 1997, Jakarta turned to the International Monetary Fund (IMF) for assistance in an attempt to restore confidence in Indonesia's economy. The country was granted an IMF-led reform package worth $43 billion that called for significant structural reforms of Indonesia's economy. However, concerns over President Suharto's health emerged in December 1997, exacerbating the situation. The county's currency has continued its decline since then and has yet to stabilize.

         Despite commitments to the IMF package, President Suharto issued an expansionary budget for 1998-1999 in early January 1998. The budget assumed a GDP growth rate of 4% and an inflation rate of 9%. It did not contain policy initiatives to reform the economy specified by the IMF, and would have run up large deficits. The IMF reacted by announcing that it would withhold the package if economic reforms were not initiated. President Suharto then signed a new agreement with the IMF that included more realistic 1998-1999 budget projections for GDP growth rates, inflation rates and exchange rates. In addition, the agreement called for cuts in fuel subsidies, bank mergers to improve efficiency in the banking sector, and commitments from the government not to provide aid to the heavily indebted private sector. However, President Suharto began backing away from the IMF once again when he dismissed the governor of the central bank on February 17, 1998. Furthermore, he revealed a new plan for restoring the economy through pegging the rupiah to the dollar by means of a currency board. The IMF again announced that it would withhold its loans if President Suharto decided to implement this new plan.

         With the economic turmoil continuing, Indonesia has faced social and political problems as well. Prices for food and other necessities have been skyrocketing. A recent report indicates that 2.4 million people have already lost their jobs, and the country is in the midst of a severe drought. Given that Indonesia has experienced social unrest and riots in the past, international observers fear that widespread violence and rioting could be forthcoming. Some localized protests and riots have already occurred and at least five people have died. Moreover, reports indicate that some Chinese entrepreneurs, who are small in number but own much of Indonesia's wealth and are often the targets of protests, have made arrangements to leave the country. If they do leave, the capital flight could make the economic crisis even worse.

         The Indonesian government is strongly authoritarian. Treatment of political opponents, workers and ethnic minorities has put Indonesia in the world spotlight with criticism of its human rights practices. One source of outspoken popular discontent is the glaring discrepancy in income distribution, particularly across ethnic lines. World attention to the problems in Indonesia has given support to various human rights issues, but it does not seem to have had much impact on the government in the past. Indonesia has managed to avoid a bloodbath by the sudden resignation of longtime President Suharto in favor of his deputy, Yusuf Habibie. It is unclear whether Suharto's resignation will ultimately result in significant democratization of the political process in Indonesia or if it merely represents a political sleight of hand intended to deflect the sharp point of domestic and international criticism. In theory, Habibie could continue in power for the rest of Suharto's mandate which expires in 2003. However, Habibie has already pledged to hold elections within the year. Much will depend upon whether the army and the political and business elite with close ties to Suharto, will perceive their appropriate role to the be the shoring up of the status quo or the management of change.

         As economic policies have historically been crafted to benefit Suharto's supporters in the business community, any deviation from Suharto's position would likely impact the economy. Additionally, a key ingredient to Indonesia's success has been its ability to contain social unrest. Maintaining this control, especially in the face of recently escalated tensions and political uncertainty, is an important anchor for economic performance. Proof of this is the Jakarta Stock Exchange's volatile reaction to riots in July 1995. The IMF has organized a massive bail-out program in an effort to bolster the Indonesian economy. The new austerity program being imposed by the IMF could result in even great pressures on the Government. The political and economic events unfolding in Indonesia are likely to result in a volatile economy with the potential for significant fluctuation in stock and bond prices in the foreseeable future.

         MALAYSIA. After many years of strong economic growth, Malaysia is currently feeling the effects of the economic crisis that befell southeast Asia in mid-1997. From July 1997 to January 1998, Malaysia's currency, the ringgit
(RM), lost approximately 40% of its value against the U.S. dollar. Although Malaysia is not enduring negative gross domestic product (GDP) growth rates like its neighbors Indonesia and Thailand, the country is experiencing a significant slowdown in GDP growth. The GDP growth rate for 1997 was 6.8%, down from 8.2% in 1996 and 9.6% in 1995. However, according to U.S. government estimates the growth rate is projected to fall to 2.0% in 1998 and 3.0% in 1999. In addition, inflation is projected to be on the rise from 2.7% in 1997 to an estimated 5.5% for 1998.

         Malaysia's recent economic slowdown has forced the government to postpone or cancel a number of domestic infrastructure projects and suspend new Malaysian overseas investment. To combat its economic problems, Malaysia recently initiated an economic reform package, but has not turned to international organizations like the International Monetary Fund or the World Bank for assistance. The government increased 1998 federal budget cuts from just a few percentage points to 18%, and reduced its forecast for economic growth for 1998. Government officials' salaries are to be cut by as much as 10%. Moreover, the government will continue to tighten its monetary policies, restrict bank credits and reform its finance industry by consolidating finance companies and banking groups. Government officials expect these reforms to cause some social tensions due to potential rising unemployment, interest rates, and inflation, but acknowledge that the reforms are necessary to get Malaysia's economy back on track.

         The political situation in Malaysia is stable and could possibly remain so up to and including the next election in the year 2000.

         SINGAPORE. Since achieving independence from the British in 1965, Singapore has repeatedly elected the People's Action Party (PAP) as their government. It is a party that is so consistent it has only offered up two prime ministers in this 32-year period. Elections in January 1997 returned the PAP to power, signaling satisfaction with their policy of close coordination with the private sector to stimulate investment. Typical policies include selective tax incentives, subsidies for R&D, and joint ventures with private firms. While the combination of consistent leadership and interventionist policies is sometimes seen as impeding civil liberties and laissez-faire economics, it has produced an attractive investment environment.

         The Singapore economy is almost devoid of agriculture and natural resources, not surprising given the island nation's geographic size. Its strongest sector is manufacturing, particularly of electronics, machinery and petroleum and chemical products. They produce 45% of the world's computer disk drives. Major trading partners are Japan, Malaysia and the US.

         The latest economic figures confirm that growth momentum in Singapore has indeed slowed significantly. GDP growth moderated to 5.9 per cent in the first quarter of 1998, from 7.8 per cent in 1997. The manufacturing sector has slowed down, due to weaker global demand and the regional economic crisis. The outlook for the worldwide electronics industry has turned less sanguine. Producers are cautious about demand and wary about rising inventories. The commerce sector continues to be affected by the decline in entrepot trade, slower tourist arrivals and weaker domestic consumer spending. This has in turn affected the transport and communications sector.

         The financial services sector has also slowed considerably as activity in the Asian Dollar Market and foreign exchange market remains weak, and domestic bank lending continues to slacken. The construction sector is still supported by the healthy pipeline of major public sector projects, although private construction activity has slowed down drastically.

         The Composite Leading Index, which leads economic activity by about three quarters, has continued to fall since the fourth quarter of 1997. The latest survey of business expectations in March 1998 also showed that the outlook for most sectors had deteriorated, especially the commerce and services sectors which are more exposed to the region. The trade figures confirm the growth estimates and trade performance has been weak.

         Given the pessimistic external environment and domestic sentiments, experts expect economic growth in the second half of the year to remain very weak, and possibly even become negative. However, for the full year of 1998, a positive growth is expected.

         SOUTH KOREA. South Korea is one of the more spectacular economic stories of the post war period. Coming out of a civil war in the mid-1950's the country found itself with a destroyed economy and boundaries that excluded most of the peninsula's mineral and industrial resources. It proceeded over the next 40 years to create a society that includes a highly skilled and educated labor force and an economy that exploited the large amounts of foreign aid given to it by the US and other countries. Exports of labor intensive products such as textiles initially drove the economy, to be replaced later by heavy industries such as automobiles.

         Hostile relations with North Korea dictate large expenditures on the military, and political uncertainty and potential famine in the north has put the south on high alert. Any kind of significant military effort could have multiple effects, both positive and negative, on the economy. South Korea's lack of natural resources put a premium on imported energy products, making the economy very sensitive to oil prices.

         Under the leadership of Kim Young Sam, whose term of office expired in February 1998 and was ineligible to run for re-election, and now Kim Dae-jung, South Korea is implementing financial reforms and liberalizing its economy under the banner of "segyehwa" (globalization and internationalization). As a result, South Korea lifted its ban on direct trade and investment in North Korea in 1994, and as of September 1997 had authorized 26 companies to do business or invest in North Korea. In October 1997, South Korea signed an aviation agreement that will allow commercial flights over North Korea beginning in February 1998.

         Although South Korea is considered one of the world's biggest emerging markets, its economic growth has slowed from nearly 9 percent in 1995 to a projected 5.5 percent in 1997. The restructuring of large companies and financial institutions has led to labor actions, declarations of bankruptcy by some of the largest conglomerates in the economy, and government aid for ailing financial institutions. The country's currency value and stock market have also been affected by a financial crisis wreaking havoc on economies throughout southeast Asia. Priorities include restoring the country's economic health and global competitiveness, while continuing to reform the corporate and bureaucratic structure.

         South Korea became the 29th member of the Organization for Economic Cooperation and Development (OECD) in December 1996, and is also a member of the World Trade Organization (WTO) and APEC (Asia Pacific Economic Cooperation). In its financial liberalization plan submitted to the OECD, South Korea promises to fully open its stock market to foreign investors by 2000 (the current limit of 23 percent foreign is expected to be raised to 26 percent in late 1997). Foreign investment in local conglomerates (known as "chaebols") and long-term corporate bonds of small companies is also planned. The United States and Japan already are major investors in South Korea.

         The United States is South Korea's most important trading partner, providing 22 percent of South Korea's imports and purchasing 17 percent of its exports in 1996 (more than any other country). However, this relationship has become strained over barriers to U.S. automobile exports. In October 1997, U.S. Trade Representative Charlene Barshefsky formally designated South Korea as a "priority" foreign country subject to review. This opens up the possibility of future sanctions under U.S. trade law.

         South Korea's relations with North Korea are highly limited by ongoing tensions, and consist primarily of security-related initiatives.

         On a positive note, the country's trade balance has improved over the past 6 months, and the current account deficit is now projected to be only about half the size of the 1996 deficit. South Korea's strong domestic sectors are electronics, textiles and industrial machinery. Exports revolve around electronics, textiles, automobiles, steel and footwear, while imports focus on oil, food, chemicals and metals.

         THAILAND. After nearly a decade of strong economic growth and expansion, Thailand is currently in the midst of an economic crisis. It began in early July 1997 after the Thai government floated its currency, resulting in an immediate decline in its value. The depreciation of the Thai baht helped push the Thai economy into a severe recession which quickly spread to other nations of Southeast Asia. On January 12, 1998, the baht hit a record low of Bt 56.45/US dollar, and from July 1997 to February 1998 it lost more than 50% of its value against the US dollar. Thailand's real gross domestic product (GDP) growth rate for 1997 was -0.5%, down from 6.0% in 1996 and 8.7% in 1995. Negative growth is projected to continue in 1998 at -3.5%. In addition, inflation is expected rise sharply from 5.6% in 1997 to an estimated 12.5% in 1998.

         Following the fall in the baht, the Thai government looked abroad for financial assistance and enacted reforms to prevent a similar situation in the future. In August 1997, the International Monetary Fund (IMF) granted Thailand a $17.2 billion package designed to help the country institute economic reforms and get the economy back on track. In December 1997, Thailand received an additional $350 million from the Asian Development Bank. These additional funds will be used to strengthen the laws, regulation and supervision of Thailand's Securities and Exchange Commission. In January 1998, the Thai government approved a plan that attempts to minimize the chances of exporters holding onto their foreign currencies for speculative purposes. It is designed to bring the funds into the Thai banking system quicker. The plan reduces the period for possession of foreign currencies by exporters from 15 days to seven days.

         With encouragement from the IMF, the Thai government has stepped up its efforts to privatize the state-run Petroleum Authority of Thailand (PTT) placing the plans for privatization on the "fast track." The government is considering two methods for the privatization of PTT. The first would transform PTT into a holding company and list it on the Stock Exchange of Thailand (SET). This would enable investors to invest in all of PTT businesses and subsidiaries. Over time, the holding company would gradually sell off its holdings in the subsidiaries. In the second method, PTT would separate its subsidiaries and allow them to independently seek listings on the SET. Under this method, investors would have the opportunity to invest in only those businesses that they saw as profitable. The government aims to raise up to $14 billion through the privatization process over the next three years. The money will help ease budgetary pressures as the country tries to rebound from its current economic situation. The government hopes to have a privatization plan in place by the fourth quarter of 1998.

         INDIA. In May 1998, India conducted a series of nuclear tests, which prompted the imposition of economic sanctions by the United States and Japan and the suspension or termination of bilateral assistance by other countries. The tests raised concerns about regional security, which were heightened later in the month when India's neighbor and rival, Pakistan, conducted nuclear tests of its own. In June 1998, the United Nations Security Council unanimously passed a resolution urging India and Pakistan to halt their nuclear weapons programs. India has an ongoing border dispute with Pakistan over Jammu and Kashmir, and neither country is a party to the Comprehensive Test Ban Treaty or the Nuclear Non-Proliferation Treaty. India also perceives a threat from China, which has provided technical, financial, and military assistance to Pakistan. India's nuclear testing breaks a self-imposed 24-year moratorium.

         Despite the negative reaction abroad, India's nuclear testing greatly boosted the popularity (at least initially) of its government, a coalition assembled by the Bharatiya Janata Party (BHP, India's Hindu nationalist party) following elections in February 1998. As outlined in its annual budget (released in June 1998), the government intends to proceed with its ambitious plans for infrastructure development (including energy, especially electric power projects) despite any hardships resulting from the imposition of sanctions following the nuclear tests. This reflects the government's policy of "swedeshi", which seeks greater self-reliance for India. The budget proposes the sale of the government stake in Indian Oil Company (IOC) and Gas Authority of India Limited (GAIL). It also calls for a reduction in the import tariff on crude oil, and an increase in the import tariff on all oil products except naphtha and kerosene (which will protect domestic refiners).

         U.S. sanctions were imposed by President Clinton on May 13, 1998. Additional sanctions were imposed by the Secretary of State. The U.S. sanctions halt all foreign aid except for humanitarian purposes, ban sales of military goods and certain types of technology to India, prohibit U.S. banks from lending to India's government, and prohibit new loans and loan guarantees from agencies such as the Export-Import Bank and the Overseas Private Investment Corporation
(OPIC). The sanctions also require the United States to oppose multilateral assistance by organizations such as the World Bank and the International Monetary Fund.

         The Export-Import Bank estimates the sanctions will immediately affect $500 million of U.S. exports to India in pending transactions, and potentially another $3.5 billion in the longer term. OPIC had been expected to provide $300 million annually. The World Bank has $15 billion in outstanding credits to India and planned to extend $3 billion more this year. On May 27, 1998, U.S. opposition forced the delay of $865 million in World Bank loans for an electric power grid, small hydroelectric generators, and road construction.

         Sanctions are expected to slow economic growth and infrastructure development in India; however, funding commitments received prior to the imposition of sanctions are expected to be honored. India has targeted a 6.5%-7.0% GDP growth rate for the fiscal year ending March 31, 1999. Many private economists predict growth will average closer to 4%.

         Since 1991, India has pursued economic reforms to stimulate the economy and spur private (including foreign) investment. The proposed budget for the fiscal year ending March 31, 1999, envisages a doubling of foreign investment, from the previous year's level of $3.1 billion. U.S. companies have been major investors in India, as have companies from the United Kingdom, Germany, and Japan. It is too soon to determine the extent to which sanctions, which do not apply to private investment, will affect these relationships. Prior to recent events, the U.S. Department of Commerce identified major opportunities for U.S. private energy investment in electric power generation, coal washeries, coalbed methane projects, and equipment for India's mining, oil, and gas industries. In 1997, U.S. exports to India included more than $300 million in electric power generation goods and services and about $105 million in oil and gas field equipment and supplies. Enron's $2.5 billion Dabhol power plant, which is under construction, is the largest foreign investment in India.

         PAKISTAN. On May 28, 1998, Pakistan announced that it had carried out underground tests of five nuclear devices. These tests came slightly more than 2 weeks after India carried out 5 nuclear tests of its own, and after many warnings by Pakistani officials that they would respond to India (the two countries have fought 3 wars). In addition, Pakistan's President Rafiq Tarar declared a state of emergency, citing "threat by external aggression to the security of Pakistan." The United States had been attempting to persuade Pakistan not to test (and to head off a potential nuclear arms race in South
Asia) by offering potential economic and military benefits, but this effort did not succeed. Pakistan already had been subject to limited U.S. sanctions since 1990 under the Pressler Amendment, when $650 million in military and humanitarian aid had been cut off as a result of an inability by the President to certify that Pakistan did not possess a nuclear device.

         As was the case following India's nuclear tests, President Clinton announced that the United States would impose sanctions on Pakistan. These sanctions, among other things, could stem the flow of financial assistance into Pakistan, potentially causing severe harm to the Pakistani economy. With $37 billion in foreign debt (more than half of the country's total Gross Domestic Product, or GDP), a monthly trade deficit of $150 million, foreign exchange reserves of only $1.3 billion, and interest payments of $200-$500 million due each month, Pakistan can ill afford any suspension or cutoff in international assistance. Overall, Pakistan is considered far more vulnerable to economic sanctions than India.

         In October 1997, the International Monetary Fund (IMF) had agreed to lend Pakistan $1.52 billion -- including $935 million under an enhanced, low-interest-rate, enhanced structural adjustment facility (ESAF) -- over three years as part of an economic reform program. (The first $208 million tranche was released in October 1997.) The IMF money is considered important not only on its own account but also because it facilitates Pakistan's ability to borrow from commercial sources by increasing the country's financial credibility. Without the IMF, some economists believe foreign lenders could call in their loans, leading to a crisis of confidence in Pakistan's economy and a run on the country's freely-convertible currency, the rupee. Pakistan also receives money from other international lending organizations, including the World Bank. Following Pakistan's nuclear tests, IMF and World Bank assistance are now thrown into question, with the United States now saying it will oppose international lending to Pakistan.

         A cutoff in foreign assistance would hit Pakistan just as the country's economy appeared to be moving ahead after two years of serious balance of payments and fiscal problems. Prior to the nuclear tests, Pakistan's economy according to U.S. government estimates had been expected to grow by as much as 5.4% in 1998 (up from 1% in fiscal year 1997), with inflation at 8.5% (down from 13%-15% in recent years). Furthermore, Pakistan's fiscal deficit had been expected to decline to about 5.2% of GDP, compared to 6.3% in the last fiscal year. In the aftermath of its nuclear tests, Pakistan's economy could now suffer greatly.

         Economic reform (especially of the country's banking and financial sector), reducing current account and fiscal deficits, meeting external debt obligations, reforming the tax system, curtailing corruption, and minimizing political and social unrest have been the main domestic priorities for the Pakistan Muslim League government of Prime Minister Nawaz Sharif since it took power in February 1997. Pakistan's current Five Year Plan emphasizes privatization and incentives for private sector investment (including increased foreign participation), particularly in the electric power and natural gas industries.

         Reform efforts have been frustrated by long-standing economic vulnerabilities -- including high levels of debt service and defense spending, dependence on cotton-based exports, a large and rapidly growing population, and a small tax base. Concerns for private investors include inadequate and deteriorating infrastructure, low levels of literacy, and increasing sectarian, ethnic, and tribal violence.

         BANGLADESH. Despite sustained domestic and international efforts to improve economic and demographic prospects, Bangladesh remains one of the world's poorest, most densely populated, and least developed nations. Annual GDP growth has averaged over 4% in recent years from a low base. Its economy is overwhelmingly agricultural, with the cultivation of rice the single most important activity in the economy. Major impediments to growth include frequent cyclones and floods, the inefficiency of state-owned enterprises, a rapidly growing labor force that cannot be absorbed by agriculture, delays in exploiting energy resources (natural gas), inadequate power supplies, and, most recently, political disturbances. In 1995, progress on Bangladesh's development agenda has been slowed by frequent political unrest before and after national elections in early 1996. Opposition parties have challenged the government's authority by resigning from Parliament and sponsoring numerous countrywide strikes that have crippled transport, hindered business activity, and threatened to slow economic growth in 1996.

         SRI LANKA. The economy of Sri Lanka is dominated by the fast-growing apparel industry which has surpassed agriculture as the main source of export earnings. However, Sri Lanka, like many of the small South Asian countries, is faced with the problems of reducing poverty and illiteracy and improving infrastructure and economic growth. The economy has been plagued by high rates of unemployment since the late 1970s. Economic growth accelerated in 1991-94 as domestic conditions began to improve and conditions for foreign investment brightened. In 1995, however, the government's emphasis on populist measures and its preoccupation with the stepped-up Tamil insurgency have clouded Sri Lanka's economic prospects and discouraged foreign investors. A further problem for 1998 is the need to curb government overspending. Finally, because of Sri Lanka's small and relatively less diversified economy and public markets, it is susceptible to external economic shocks, which may result in currency declines.


SPECIAL CONSIDERATIONS AFFECTING CANADA

         Canada is one of the richest nations in the world in terms of natural resources. Within this sector particularly strong commodities are forest products, mining and metals products, and agricultural products such as grains. Additionally, energy related products such as oil, gas and hydroelectricity are important components of their economy. Accordingly, the Canadian stock market is strongly represented by such basic materials stocks, and movements in the supply and demand of industrial materials, agriculture, and energy, both domestically and internationally, can have a strong effect on market performance.

         Canada is a confederation of 10 provinces with a parliamentary system of government. The area, the world's second largest nation by landmass, is inhabited by 30.2 million people, most of whom are decedents of France, the United Kingdom and indigenous peoples. The country has a work force of over 18 million, spread out over a variety of industries from trade, manufacturing, and mining to finance, construction and government. As an affluent, high-tech industrial society, Canada today closely resembles the United States in per capita output, market-oriented economic system, and pattern of production. Since World War II, the impressive growth of the manufacturing, mining, and service sectors has transformed the nation from a largely rural economy into one primarily industrial and urban. Canada started the 1990s in recession, and real rates of growth have only averaged 1.1% so far this decade. Because of slower growth, Canada still faces high unemployment - especially in Quebec and the Maritime Provinces - and a large public sector debt. The continuing constitutional impasse between English - and French - speaking areas is raising the possibility of a split in the confederation, making foreign investors somewhat edgy.

         The United States is Canada's biggest trading partner, representing over 75% of total trade. Strong export industries are energy, mining and forest products. Canada is the largest energy supplier to the US. Main imports are industrial machinery and chemicals. The U.S. is also Canada's largest foreign investor, responsible for 71% of all FDI in Canada (worth approximately $87 billion). Main targets for investment are metals and mining industries, energy, and finance.

         On June 2, 1997, Canadians voted in early elections called by Prime Minister Chretien. The result of these elections was that Chretien's Liberal party won a narrow majority (155-146) in the House of Commons, despite losing 20 seats. In October 1995, the separatist opposition party Bloc Qubecois led a referendum on sovereignty for the predominantly French-speaking Canadian province of Quebec. In an extremely narrow vote that revealed deep cultural and political divisions within the country, Quebec citizens opted -- by only 1.2% -- to keep their province a part of Canada. Quebec's Premier Lucien Bouchard has promised another referendum on this issue following a provincial election in 1998. The Bloc Quebecois, although losing five seats in the June nationwide elections, remains a significant opposition party (along with the Reform party).

         Economically, after experiencing only slow growth throughout the 1990's, Canada's economy accelerated rapidly in 1997, reaching an annual 3.6% real GDP growth rate. Unemployment, which had stubbornly remained near or above 10% between 1990 and 1996, fell to 8.9% in October 1997, with inflation remaining under 2%. Interest rates also remain low, having fallen sharply since 1995. In addition, retail sales have expanded strongly since 1995. In addition, retail sales have expanded strongly in 1997 (at least through October), with manufacturers operating at over 86% of capacity in the first quarter of the year. Meanwhile, the country's current account has shifted from surplus into deficit as strong domestic consumer demand has caused imports to jump. Finally, the strong economy, combined with lower interest rates and Prime Minister Jean Chretien's deficit-cutting policies, has resulted in sharp drops in the federal deficit (to 1.1% of GDP), and in forecasts of a balanced budget in the near future. Canada's budget has been in deficit for the past 27 years.

         During the first two quarters of 1998, the Canadian dollar continued under downward pressure falling to record low levels. The original catalyst was the downturn in East Asia and attendant weakening in commodity prices. This has contributed to a deterioration in Canada's merchandise trade balance. However, the dollar's depreciation in July and August of 1998 has been more attributable to an unexpected weakening in activity in other areas of the economy, reducing the likelihood of an interest rate hike by the Bank of Canada.

         Though some of the weak economic data for 1998 can be attributed to various special factors, the data does suggest that the current levels of interest rates and the dollar are consistent with a slightly lower underlying trend growth rate for the economy.

         In spite of the downward revision to growth, the pace of activity is sufficiently strong to continue to absorb existing unused capacity. Thus, the unemployment rate is expected to show further declines over the forecast period, dropping to 8.0% by the end of next year. In this environment, Canadians continue to expect the Bank of Canada to gradually reduce the amount of stimulus in the system through 1999. However, with growth projected to be more moderate, the pace of tightening is expected to be slower.

         The recent weakening in the Canadian dollar during the summer of 1998 has prompted calls for higher interest rates to defend the currency. The Bank of Canada's stated policy target is to keep inflation within a band of 1% to 3%. With recent inflation numbers suggesting that the main risk is for inflation to drop below this target, experts do not believe the Bank of Canada will raise interest rates.

         The most recent consumer price index data for June 1998 indicated that the underlying inflationary trend is currently below the Bank's target band. Though the overall Consumer Price Index ("CPI") rose 1.0% on a year-over-year basis, the underlying trend is better identified by the CPI which excludes food, energy and indirect taxes. On this basis, inflation in June 1998 dropped to 0.8% from 1.2% in May.

         While a recent Consensus Economics survey suggests an average inflation rate next year of 1.7%, the weaker Canadian dollar will also result in some transitory upward pressure on inflation through 1999.

         The risk of inflation is heightened if fixed-income markets become destabilized. To date, however, the trend in bond markets remains orderly with yields on 10-year Government issues remaining below those in the United States. Interest rates are expected to rise slightly in 1999 in response to expected federal actions.


         Exposure to Foreign Markets. Foreign securities, foreign currencies, and securities issued by U.S. entities with substantial foreign operations may involve significant risks in addition to the risks inherent in U.S. investments. The value of securities denominated in foreign currencies, and of dividends and interest paid with respect to such securities will fluctuate based on the relative strength of the U.S. dollar.

         Foreign investments involve a risk of local political, economic, or social instability, military action or unrest, or adverse diplomatic developments, and may be affected by actions of foreign governments adverse to the interests of U.S. investors. Such actions may include the possibility of expropriation or nationalization of assets, confiscatory taxation, restrictions on U.S. investment or on the ability to repatriate assets or convert currency into U.S. dollars, or other government intervention. There is no assurance that the Adviser will be able to anticipate these potential events or counter their effects. These risks are magnified for investments in developing countries, which may have relatively unstable governments, economies based on only a few industries, and securities markets that trade a small number of securities.

         Economies of particular countries or areas of the world may differ favorably or unfavorably from the economy of the United States. Foreign markets may offer less protection to investors than U.S. markets. It is anticipated that in most cases the best available market for foreign securities will be on an exchange or in over-the-counter markets located outside the United States. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. issuers. Foreign security trading practices, including those involving securities settlement where Fund assets may be released prior to receipt of payment, may result in increased risk in the event of a failed trade or the insolvency of a foreign broker-dealer, and may involve substantial delays. In addition, the costs of foreign investing, including withholding taxes, brokerage commissions and custodial costs, are generally higher than for U.S. investors. In general, there is less overall governmental supervision and regulation of securities exchanges, brokers, and listed companies than in the United States. It may also be difficult to enforce legal rights in foreign countries. Foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to U.S. issuers.

         Some foreign securities impose restrictions on transfer within the United States or to U.S. persons. Although securities subject to such transfer restrictions may be marketable abroad, they may be less liquid than foreign securities of the same class that are not subject to such restrictions. American Depository Receipts (ADRs), as well as other "hybrid" forms of ADRs, including European Depository Receipts (EDRs) and Global Depository Receipts (GDRs), are certificates evidencing ownership of shares of a foreign issuer. These certificates are issued by depository banks and generally trade on an established market in the United States or elsewhere. The underlying shares are held in trust by a custodian bank or similar financial institution in the issuer's home country. The depository bank may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends and interest and corporate actions. ADRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. However, ADRs continue to be subject to many of the risks associated with investing directly in foreign securities. These risks include foreign exchange risk as well as the political and economic risks of the underlying issuer's country.

         Investments in emerging markets can be subject to a number of types of taxes which vary by country, change frequently, and are sometime defined by custom rather than written regulation. Emerging countries can tax interest, dividends, and capital gains through the application of a withholding tax. The local custodian normally withholds the tax upon receipt of a payment and forwards such tax payment to the foreign government on behalf of the Fund. Certain foreign governments can also require a foreign investor to file an income tax return and pay the local tax through estimated tax payments, or pay with the tax return. Although not frequently used, some emerging markets have attempted to slow conversion of their currency by imposing a repatriation tax. Generally, this tax is applied to amounts which are converted from the foreign currency to the investor's currency and withdrawn from the local bank account. Transfer taxes or fees, such as stamp duties, security transfer taxes, and registration and script fees, are generally imposed by emerging markets as a tax or fee on a capital market transaction. Each emerging country may impose a tax or fee at a different point in time as the foreign investor perfects his interest in the securities acquired in the local market. A stamp duty is generally a tax on the official recording of a capital market transaction.

Payment of such duty is generally a condition of the transfer of assets and failure to pay such duty can result in a loss of title to such asset as well as loss of benefit from any corporate actions. A stamp duty is generally determined based on a percentage of the value of the transaction conducted and can be charged against the buyer (e.g., Cyprus, India, Israel, Jordan, Malaysia, Pakistan, and the Philippines), against the seller (e.g., Argentina, Australia, China, Egypt, Indonesia, Kenya, Portugal, South Korea, Trinidad, Tobago, and Zimbabwe). Although such a fee does not generally exceeded 100 basis points, certain emerging markets have assessed a stamp duty as high as 750 basis points (e.g., Pakistan). A security transfer tax is similar to a stamp duty and is generally applied to the purchase, sale or exchange of securities which occur in a particular foreign market. These taxes are based on the value of the trade and similar to stamp taxes, can be assessed against the buyer, seller or both. Although the securities transfer tax may be assessed in lieu of a stamp duty, such tax can be assessed in addition to a stamp duty in certain foreign markets (e.g., Switzerland, South Korea, Indonesia). Upon purchasing a security in an emerging market, such security must often be submitted to a registration process in order to record the purchaser as a legal owner of such security interest. Often foreign countries will charge a registration or script fee to record the change in ownership and, where physical securities are issued, issue a new security certificate. In addition to assessing this fee upon the acquisition of a security, some markets also assess registration charges upon the registration of local shares to foreign shares.

         Short Sales. The Funds may sell securities short as part of their overall portfolio management strategies involving the use of derivative instruments and to offset potential declines in long positions in similar securities. A short sale is a transaction in which a Fund sells a security it does not own or have the right to acquire (or that it owns but does not wish to deliver) in anticipation that the market price of that security will decline.

         When a Fund makes a short sale, the broker-dealer through which the short sale is made must borrow the security sold short and deliver it to the party purchasing the security. The Fund is required to make a margin deposit in connection with such short sales; the Fund may have to pay a fee to borrow particular securities and will often be obligated to pay over any dividends and accrued interest on borrowed securities.

         If the price of the security sold short increases between the time of the short sale and the time the Fund covers its short position, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a capital gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. The successful use of short selling may be adversely affected by imperfect correlation between movements in the price of the security sold short and the securities being hedged.

         To the extent a Fund sells securities short, it will provide collateral to the broker-dealer and (except in the case of short sales "against the box") will maintain additional asset coverage in the form of cash, U.S. Government securities or other liquid securities with its custodian in a segregated account in an amount at least equal to the difference between the current market value of the securities sold short and any amounts required to be deposited as collateral with the selling broker (not including the proceeds of the short sale). The Funds do not intend to enter into short sales (other than short sales "against the box") if immediately after such sales the aggregate of the value of all collateral plus the amount in such segregated account exceeds 10% of the value of the Fund's net assets. This percentage may be varied by action of the Board of Trustees. A short sale is "against the box" to the extent the Fund contemporaneously owns, or has the right to obtain at no added cost, securities identical to those sold short.

         Options. Writing Covered Call Options. Each Fund may write (sell) American or European style "covered" call options and purchase options to close out options previously written by the Fund. In writing covered call options, the Fund expects to generate additional premium income which should serve to enhance the Fund's total return and reduce the effect of any price decline of the security or currency involved in the option. Covered call options will generally be written on securities or currencies which, in the Adviser's opinion, are not expected to have any major price increases or moves in the near future but which, over the long term, are deemed to be attractive investments for the Fund.

         A call option gives the holder (buyer) the "right to purchase" a security or currency at a specified price (the exercise price) at expiration of the option (European style) or at any time until a certain date (the expiration date) (American style). So long as the obligation of the writer of a call option continues, he may be assigned an exercise notice by the broker-dealer through whom such option was sold, requiring him to deliver the underlying security or currency against payment of the exercise price. This obligation terminates upon the expiration of the call option, or such earlier time at which the writer effects a closing purchase transaction by repurchasing an option identical to that previously sold. To secure his obligation to deliver the underlying security or currency in the case of a call option, a writer is required to deposit in escrow the underlying security or currency or other assets in accordance with the rules of a clearing corporation.

         Each Fund will write only covered call options. This means that the Fund will own the security or currency subject to the option or an option to purchase the same underlying security or currency, having an exercise price equal to or less than the exercise price of the "covered" option, or will establish and maintain with its custodian for the term of the option, an account consisting of cash, U.S. government securities or other liquid securities having a value equal to the fluctuating market value of the securities or currencies on which the Fund holds a covered call position.

         Portfolio securities or currencies on which call options may be written will be purchased solely on the basis of investment considerations consistent with the Fund's investment objective. The writing of covered call options is a conservative investment technique believed to involve relatively little risk (in contrast to the writing of naked or uncovered options, which the Funds will not
do), but capable of enhancing the Fund's total return. When writing a covered call option, a Fund, in return for the premium, gives up the opportunity for profit from a price increase in the underlying security or currency above the exercise price, but conversely retains the risk of loss should the price of the security or currency decline. Unlike one who owns securities or currencies not subject to an option, the Fund has no control over when it may be required to sell the underlying securities or currencies, since it may be assigned an exercise notice at any time prior to the expiration of its obligation as a writer. If a call option which the Fund has written expires, the Fund will realize a gain in the amount of the premium; however, such gain may be offset by a decline in the market value of the underlying security or currency during the option period. If the call option is exercised, the Fund will realize a gain or loss from the sale of the underlying security or currency. The Fund does not consider a security or currency covered by a call to be "pledged" as that term is used in the Fund's policy which limits the pledging or mortgaging of its assets.

         The premium received is the market value of an option. The premium the Fund will receive from writing a call option will reflect, among other things, the current market price of the underlying security or currency, the relationship of the exercise price to such market price, the historical price volatility of the underlying security or currency, and the length of the option period. Once the decision to write a call option has been made, the Adviser, in determining whether a particular call option should be written on a particular security or currency, will consider the reasonableness of the anticipated premium and the likelihood that a liquid secondary market will exist for those options. The premium received by the Fund for writing covered call options will be recorded as a liability of the Fund. This liability will be adjusted daily to the option's current market value, which will be the latest sale price at the time at which the net asset value per share of the Fund is computed (close of the New York Stock Exchange), or, in the absence of such sale, the latest asked price. The option will be terminated upon expiration of the option, the purchase of an identical option in a closing transaction, or delivery of the underlying security or currency upon the exercise of the option.

         Closing transactions will be effected in order to realize a profit on an outstanding call option, to prevent an underlying security or currency from being called, or, to permit the sale of the underlying security or currency. Furthermore, effecting a closing transaction will permit the Fund to write another call option on the underlying security or currency with either a different exercise price or expiration date or both. If the Fund desires to sell a particular security or currency from its portfolio on which it has written a call option, or purchased a put option, it will seek to effect a closing transaction prior to, or concurrently with, the sale of the security or currency. There is, of course, no assurance that the Fund will be able to effect such closing transactions at favorable prices. If the Fund cannot enter into such a transaction, it may be required to hold a security or currency that it might otherwise have sold. When the Fund writes a covered call option, it runs the risk of not being able to participate in the appreciation of the underlying securities or currencies above the exercise price, as well as the risk of being required to hold on to securities or currencies that are depreciating in value. This could result in higher transaction costs. The Fund will pay transaction costs in connection with the writing of options to close out previously written options. Such transaction costs are normally higher than those applicable to purchases and sales of portfolio securities.

         Call options written by a Fund will normally have expiration dates of less than nine months from the date written. The exercise price of the options may be below, equal to, or above the current market values of the underlying securities or currencies at the time the options are written. From time to time, a Fund may purchase an underlying security or currency for delivery in accordance with an exercise notice of a call option assigned to it, rather than delivering such security or currency from its portfolio. In such cases, additional costs may be incurred.

         A Fund will realize a profit or loss from a closing purchase transaction if the cost of the transaction is less or more than the premium received from the writing of the option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security or currency, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security or currency owned by the Fund.

         Writing Covered Put Options. Each Fund may write American or European style covered put options and purchase options to close out options previously written by the Fund. A put option gives the purchaser of the option the right to sell and the writer (seller) has the obligation to buy, the underlying security or currency at the exercise price during the option period (American style) or at the expiration of the option (European style). So long as the obligation of the writer continues, he may be assigned an exercise notice by the broker-dealer through whom such option was sold, requiring him to make payment of the exercise price against delivery of the underlying security or currency. The operation of put options in other respects, including their related risks and rewards, is substantially identical to that of call options.


         A Fund would write put options only on a covered basis, which means that the Fund would maintain in a segregated account cash, U.S. government securities or other liquid appropriate securities in an amount not less than the exercise price or the Fund will own an option to sell the underlying security or currency subject to the option having an exercise price equal to or greater than the exercise price of the "covered" option at all times while the put option is outstanding. (The rules of a clearing corporation currently require that such assets be deposited in escrow to secure payment of the exercise price.) The Fund would generally write covered put options in circumstances where the Adviser wishes to purchase the underlying security or currency for the Fund's portfolio at a price lower than the current market price of the security or currency. In such event the Fund would write a put option at an exercise price which, reduced by the premium received on the option, reflects the lower price it is willing to pay. Since the Fund would also receive interest on debt securities or currencies maintained to cover the exercise price of the option, this technique could be used to enhance current return during periods of market uncertainty. The risk in such a transaction would be that the market price of the underlying security or currency would decline below the exercise price less the premiums received. Such a decline could be substantial and result in a significant loss to the Fund. In addition, the Fund, because it does not own the specific securities or currencies which it may be required to purchase in exercise of the put, cannot benefit from appreciation, if any, with respect to such specific securities or currencies.

         Purchasing Put Options. Each Fund may purchase American or European style put options. As the holder of a put option, the Fund has the right to sell the underlying security or currency at the exercise price at any time during the option period (American style) or at the expiration of the option (European style). The Fund may enter into closing sale transactions with respect to such options, exercise them or permit them to expire. The Fund may purchase put options for defensive purposes in order to protect against an anticipated decline in the value of its securities or currencies. An example of such use of put options is provided below.

         Each Fund may purchase a put option on an underlying security or currency (a "protective put") owned by the Fund as a defensive technique in order to protect against an anticipated decline in the value of the security or currency. Such hedge protection is provided only during the life of the put option when the Fund, as the holder of the put option, is able to sell the underlying security or currency at the put exercise price regardless of any decline in the underlying security's market price or currency's exchange value. For example, a put option may be purchased in order to protect unrealized appreciation of a security or currency where the Adviser deems it desirable to continue to hold the security or currency because of tax considerations. The premium paid for the put option and any transaction costs would reduce any capital gain otherwise available for distribution when the security or currency is eventually sold.

         Each Fund may also purchase put options at a time when the Fund does not own the underlying security or currency. By purchasing put options on a security or currency it does not own, the Fund seeks to benefit from a decline in the market price of the underlying security or currency. If the put option is not sold when it has remaining value, and if the market price of the underlying security or currency remains equal to or greater than the exercise price during the life of the put option, the Fund will lose its entire investment in the put option. In order for the purchase of a put option to be profitable, the market price of the underlying security or currency must decline sufficiently below the exercise price to cover the premium and transaction costs, unless the put option is sold in a closing sale transaction.

         Purchasing Call Options. Each Fund may purchase American or European style call options. As the holder of a call option, the Fund has the right to purchase the underlying security or currency at the exercise price at any time during the option period (American style) or at the expiration of the option (European style). The Fund may enter into closing sale transactions with respect to such options, exercise them or permit them to expire. The Fund may purchase call options for the purpose of increasing its current return or avoiding tax consequences which could reduce its current return. The Fund may also purchase call options in order to acquire the underlying securities or currencies. Examples of such uses of call options are provided below.

         Call options may be purchased by the Fund for the purpose of acquiring the underlying securities or currencies for its portfolio. Utilized in this fashion, the purchase of call options enables the Fund to acquire the securities or currencies at the exercise price of the call option plus the premium paid. At times the net cost of acquiring securities or currencies in this manner may be less than the cost of acquiring the securities or currencies directly. This technique may also be useful to the Fund in purchasing a large block of securities or currencies that would be more difficult to acquire by direct market purchases. So long as it holds such a call option rather than the underlying security or currency itself, the Fund is partially protected from any unexpected decline in the market price of the underlying security or currency and in such event could allow the call option to expire, incurring a loss only to the extent of the premium paid for the option.

         Dealer (over-the-counter) Options. Each Fund may engage in transactions involving dealer options. Certain risks are specific to dealer options. While the Fund would look to a clearing corporation to exercise exchange-traded options, if the Fund were to purchase a dealer option, it would rely on the dealer from whom it purchased the option to perform if the option were exercised. Failure by the dealer to do so would result in the loss of the premium paid by the Fund as well as loss of the expected benefit of the transaction.


         Exchange-traded options generally have a continuous liquid market while dealer options have none. Consequently, the Fund will generally be able to realize the value of a dealer option it has purchased only by exercising it or reselling it to the dealer who issued it. Similarly, when the Fund writes a dealer option, it generally will be able to close out the option prior to its expiration only by entering into a closing purchase transaction with the dealer to which the Fund originally wrote the option. While the Fund will seek to enter into dealer options only with dealers who will agree to and which are expected to be capable of entering into closing transactions with the Fund, there can be no assurance that the Fund will be able to liquidate a dealer option at a favorable price at any time prior to expiration. Until the Fund, as a covered dealer call option writer, is able to effect a closing purchase transaction, it will not be able to liquidate securities (or other assets) or currencies used as cover until the option expires or is exercised. In the event of insolvency of the contra party, the Fund may be unable to liquidate a dealer option. With respect to options written by the Fund, the inability to enter into a closing transaction may result in material losses to the Fund. For example, since the Fund must maintain a secured position with respect to any call option on a security it writes, the Fund may not sell the assets which it has segregated to secure the position while it is obligated under the option. This requirement may impair a Fund's ability to sell portfolio securities or currencies at a time when such sale might be advantageous.

         The Staff of the SEC has taken the position that purchased dealer options and the assets used to secure the written dealer options are illiquid securities. A Fund may treat the cover used for written OTC options as liquid if the dealer agrees that the Fund may repurchase the OTC option it has written for a maximum price to be calculated by a predetermined formula. In such cases, the OTC option would be considered illiquid only to the extent the maximum repurchase price under the formula exceeds the intrinsic value of the option. Accordingly, the Fund will treat dealer options as subject to the Fund's limitation on unmarketable securities. If the SEC changes its position on the liquidity of dealer options, the Fund will change its treatment of such instrument accordingly.

         Futures Contracts. Transactions in Futures. Each Fund may enter into futures contracts, including stock index, interest rate and currency futures ("futures or futures contracts").


         Stock index futures contracts may be used to provide a hedge for a portion of the Fund's portfolio, as a cash management tool, or as an efficient way for the Adviser to implement either an increase or decrease in portfolio market exposure in response to changing market conditions. A Fund may, purchase or sell futures contracts with respect to any stock index. Nevertheless, to hedge the Fund's portfolio successfully, the Fund must sell futures contacts with respect to indices or sub-indices whose movements will have a significant correlation with movements in the prices of the Fund's portfolio securities.


         Interest rate or currency futures contracts may be used to manage a Fund's exposure to changes in prevailing levels of interest rates or currency exchange rates in order to establish more definitely the effective return on securities or currencies held or intended to be acquired by the Fund. In this regard, the Fund could sell interest rate or currency futures as an offset against the effect of expected increases in interest rates or currency exchange rates and purchase such futures as an offset against the effect of expected declines in interest rates or currency exchange rates.

         A Fund will enter into futures contracts which are traded on national or foreign futures exchanges, and are standardized as to maturity date and underlying financial instrument. Futures exchanges and trading in the United States are regulated under the Commodity Exchange Act by the Commodity Futures Trading Commission ("CFTC"). Futures are traded in London at the London International Financial Futures Exchange in Paris at the MATIF and in Tokyo at the Tokyo Stock Exchange. Although techniques other than the sale and purchase of futures contracts could be used for the above-referenced purposes, futures contracts offer an effective and relatively low cost means of implementing the Fund's objectives in these areas.

         Regulatory Limitations. A Fund will engage in futures contracts and options thereon only for bona fide hedging, yield enhancement, and risk management purposes, in each case in accordance with rules and regulations of the CFTC.

         A Fund may not purchase or sell futures contracts or related options if, with respect to positions which do not qualify as bona fide hedging under applicable CFTC rules, the sum of the amounts of initial margin deposits and premiums paid on those portions would exceed 5% of the net asset value of the Fund after taking into account unrealized profits and unrealized losses on any such contracts it has entered into; provided, however, that in the case of an option that is in-the money at the time of purchase, the in-the-money amount may be excluded in calculating the 5% limitation. For purposes of this policy options on futures contracts and foreign currency options traded on a commodities exchange will be considered "related options". This policy may be modified by the Board of Trustees without a shareholder vote and does not limit the percentage of the Fund's assets at risk to 5%.

         A Fund's use of futures contracts may result in leverage. Therefore, to the extent necessary, in instances involving the purchase of futures contracts or the writing of call or put options thereon by the Fund, an amount of cash, U.S. Government securities or other appropriate liquid securities, equal to the market value of the futures contracts and options thereon (less any related margin deposits), will be identified in an account with the Fund's custodian to cover (such as owning an offsetting position) the position, or alternative cover will be employed. Assets used as cover or held in an identified account cannot be sold while the position in the corresponding option or future is open, unless they are replaced with similar assets. As a result, the commitment of a large portion of a Fund's assets to cover or identified accounts could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.

         If the CFTC or other regulatory authorities adopt different (including less stringent) or additional restrictions, each Fund would comply with such new restrictions.

         Trading in Futures Contracts. A futures contract provides for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument (e.g., units of a stock index) for a specified price, date, time and place designated at the time the contract is made. Brokerage fees are incurred when a futures contract is bought or sold and margin deposits must be maintained. Entering into a contract to buy is commonly referred to as buying or purchasing a contract or holding a long position. Entering into a contract to sell is commonly referred to as selling a contract or holding a short position.

         Unlike when a Fund purchases or sells a security, no price would be paid or received by the Fund upon the purchase or sale of a futures contract. Upon entering into a futures contract, and to maintain the Fund's open positions in futures contracts, the Fund would be required to deposit with its custodian or futures broker in a segregated account in the name of the futures broker an amount of cash, U.S. government securities, suitable money market instruments, or other liquid securities, known as "initial margin." The margin required for a particular futures contract is set by the exchange on which the contract is traded, and may be significantly modified from time to time by the exchange during the term of the contract. Futures contracts are customarily purchased and sold on margins that may range upward from less than 5% of the value of the contract being traded.

         If the price of an open futures contract changes (by increase in underlying instrument or index in the case of a sale or by decrease in the case of a purchase) so that the loss on the futures contract reaches a point at which the margin on deposit does not satisfy margin requirements, the broker will require an increase in the margin. However, if the value of a position increases because of favorable price changes in the futures contract so that the margin deposit exceeds the required margin, the broker will pay the excess to the Fund.

         These subsequent payments, called "variation margin," to and from the futures broker, are made on a daily basis as the price of the underlying assets fluctuate making the long and short positions in the futures contract more or less valuable, a process known as "marking to the market." Each Fund expects to earn interest income on its margin deposits.

         Although certain futures contracts, by their terms, require actual future delivery of and payment for the underlying instruments, in practice most futures contracts are usually closed out before the delivery date. Closing out an open futures contract purchase or sale is effected by entering into an offsetting futures contract sale or purchase, respectively, for the same aggregate amount of the identical underlying instrument or index and the same delivery date. If the offsetting purchase price is less than the original sale price, the Fund realizes a gain; if it is more, the Fund realizes a loss. Conversely, if the offsetting sale price is more than the original purchase price, the Fund realizes a gain; if it is less, the Fund realizes a loss. The transaction costs must also be included in these calculations. There can be no assurance, however, that the Fund will be able to enter into an offsetting transaction with respect to a particular futures contract at a particular time. If the Fund is not able to enter into an offsetting transaction, the Fund will continue to be required to maintain the margin deposits on the futures contract.

         For example, one contract in the Financial Times Stock Exchange 100 Index future is a contract to buy 25 pounds sterling multiplied by the level of the UK Financial Times 100 Share Index on a given future date. Settlement of a stock index futures contract may or may not be in the underlying instrument or index. If not in the underlying instrument or index, then settlement will be made in cash, equivalent over time to the difference between the contract price and the actual price of the underlying asset at the time the stock index futures contract expires.

         Special Risks of Transactions in Futures Contracts. Volatility and Leverage. The prices of futures contracts are volatile and are influenced, among other things, by actual and anticipated changes in the market and interest rates, which in turn are affected by fiscal and monetary policies and national and international political and economic events.

         Most United States futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of futures contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.

         Because of the low margin deposits required, futures trading involves an extremely high degree of leverage. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss, as well as gain, to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit, if the contract were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount of margin deposited to maintain the futures contract. However, a Fund would presumably have sustained comparable losses if, instead of the futures contract, it had invested in the underlying financial instrument and sold it after the decline. Furthermore, in the case of a futures contract purchase, in order to be certain that the Fund has sufficient assets to satisfy its obligations under a futures contract, the Fund earmarks to the futures contract money market instruments or other liquid securities equal in value to the current value of the underlying instrument less the margin deposit.

         Liquidity. A Fund may elect to close some or all of its futures positions at any time prior to their expiration. The Fund would do so to reduce exposure represented by long futures positions or short futures positions. The Fund may close its positions by taking opposite positions which would operate to terminate the Fund's position in the futures contracts. Final determinations of variation margin would then be made, additional cash would be required to be paid by or released to the Fund, and the Fund would realize a loss or a gain.

         Futures contracts may be closed out only on the exchange or board of trade where the contracts were initially traded. Although each Fund intends to purchase or sell futures contracts only on exchanges or boards of trade where there appears to be an active market, there is no assurance that a liquid market on an exchange or board of trade will exist for any particular contract at any particular time. The reasons for the absence of a liquid secondary market on an exchange are substantially the same as those discussed under "Special Risks of Transactions in Options on Futures Contracts." In the event that a liquid market does not exist, it might not be possible to close out a futures contract, and in the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin. However, in the event futures contracts have been used to hedge the underlying instruments, the Fund would continue to hold the underlying instruments subject to the hedge until the futures contracts could be terminated. In such circumstances, an increase in the price of underlying instruments, if any, might partially or completely offset losses on the futures contract. However, as described below, there is no guarantee that the price of the underlying instruments will, in fact, correlate with the price movements in the futures contract and thus provide an offset to losses on a futures contract.

         Hedging Risk. A decision of whether, when, and how to hedge involves skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of unexpected market behavior or market or interest rate trends. There are several risks in connection with the use by a Fund of futures contracts as a hedging device. One risk arises because of the possible imperfect correlation between movements in the prices of the futures contracts and movements in the prices of the underlying instruments which are the subject of the hedge. The Adviser or Sub-Adviser will, however, attempt to reduce this risk by entering into futures contracts whose movements, in its judgment, will have a significant correlation with movements in the prices of the Fund's underlying instruments sought to be hedged.

         Successful use of futures contracts by the Fund for hedging purposes is also subject to the Adviser's or Sub-Adviser's ability to correctly predict movements in the direction of the market. It is possible that, when the Fund has sold futures to hedge its portfolio against a decline in the market, the index, indices, or instruments underlying futures might advance and the value of the underlying instruments held in the Fund's portfolio might decline. If this were to occur, the Fund would lose money on the futures and also would experience a decline in value in its underlying instruments. However, while this might occur to a certain degree, the Adviser and each Sub-Adviser believe that over time the value of the Fund's portfolio will tend to move in the same direction as the market indices used to hedge the portfolio. It is also possible that if a Fund were to hedge against the possibility of a decline in the market (adversely affecting the underlying instruments held in its portfolio) and prices instead increased, the Fund would lose part or all of the benefit of increased value of those underlying instruments that it has hedged, because it would have offsetting losses in its futures positions. In addition, in such situations, if the Fund had insufficient cash, it might have to sell underlying instruments to meet daily variation margin requirements. Such sales of underlying instruments might be, but would not necessarily be, at increased prices (which would reflect the rising market). The Fund might have to sell underlying instruments at a time when it would be disadvantageous to do so.

         In addition to the possibility that there might be an imperfect correlation, or no correlation at all, between price movements in the futures contracts and the portion of the portfolio being hedged, the price movements of futures contracts might not correlate perfectly with price movements in the underlying instruments due to certain market distortions. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors might close futures contracts through offsetting transactions, which could distort the normal relationship between the underlying instruments and futures markets. Second, the margin requirements in the futures market are less onerous than margin requirements in the securities markets, and as a result the futures market might attract more speculators than the securities markets do. Increased participation by speculators in the futures market might also cause temporary price distortions. Due to the possibility of price distortion in the futures market and also because of the imperfect correlation between price movements in the underlying instruments and movements in the prices of futures contracts, even a correct forecast of general market trends by the Adviser or Sub-Adviser might not result in a successful hedging transaction over a very short time period.

         Options on Futures Contracts. Each Fund may purchase and sell options on the same types of futures in which it may invest.

         Options on futures are similar to options on underlying instruments except that options on futures give the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put), rather than to purchase or sell the futures contract, at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by the delivery of the accumulated balance in the writer's futures margin account which represents the amount by which the market price of the futures contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the futures contract. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid.

         As an alternative to writing or purchasing call and put options on stock index futures, each Fund may write or purchase call and put options on stock indices. Such options would be used in a manner similar to the use of options on futures contracts.

         Special Risks of Transactions in Options on Futures Contracts. The risks described under "Special Risks of Transactions on Futures Contracts" are substantially the same as the risks of using options on futures. In addition, where a Fund seeks to close out an option position by writing or buying an offsetting option covering the same underlying instrument, index or contract and having the same exercise price and expiration date, its ability to establish and close out positions on such options will be subject to the maintenance of a liquid secondary market. Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options, or underlying instruments; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or a clearing corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in the class or series of options) would cease to exist, although outstanding options on the exchange that had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms. There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain of the facilities of any of the clearing corporations inadequate, and thereby result in the institution by an exchange of special procedures which may interfere with the timely execution of customers' orders.

         Additional Futures and Options Contracts. Although the Funds have no current intention of engaging in futures or options transactions other than those described above, they reserve the right to do so. Such futures and options trading might involve risks which differ from those involved in the futures and options described above.

         Foreign Futures and Options. Participation in foreign futures and foreign options transactions involves the execution and clearing of trades on or subject to the rules of a foreign board of trade. Neither the National Futures Association nor any domestic exchange regulates activities of any foreign boards of trade, including the execution, delivery and clearing of transactions, or has the power to compel enforcement of the rules of a foreign board of trade or any applicable foreign law. This is true even if the exchange is formally linked to a domestic market so that a position taken on the market may be liquidated by a transaction on another market. Moreover, such laws or regulations will vary depending on the foreign country in which the foreign futures or foreign options transaction occurs. For these reasons, customers who trade foreign futures or foreign options contracts may not be afforded certain of the protective measures provided by the Commodity Exchange Act, the CFTC's regulations and the rules of the National Futures Association and any domestic exchange, including the right to use reparations proceedings before the Commission and arbitration proceedings provided by the National Futures Association or any domestic futures exchange. In particular, funds received from a Fund for foreign futures or foreign options transactions may not be provided the same protections as funds received in respect of transactions on United States futures exchanges. In addition, the price of any foreign futures or foreign options contract and, therefore, the potential profit and loss thereon may be affected by any variance in the foreign exchange rate between the time the Fund's order is placed and the time it is liquidated, offset or exercised.

         Foreign Currency Transactions. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are principally traded in the interbank market conducted directly between currency traders (usually large, commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades.

         Each Fund may enter into forward contracts for a variety of purposes in connection with the management of the foreign currency exposure of its portfolio. The Fund's use of such contracts would include, but not be limited to, the following: First, when the Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may desire to "lock in" the U.S. dollar price of the security. By entering into a forward contract for the purchase or sale, for a fixed amount of dollars of the amount of foreign currency involved in the underlying security transactions, the Fund will be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date the security is purchased or sold and the date on which payment is made or received.

         Second, when the Adviser believes that one currency may experience a substantial movement against another currency, including the U.S. dollar, or it wishes to alter the Fund's exposure to the currencies of the countries in its investment universe, it may enter into a forward contract to sell or buy foreign currency in exchange for the U.S. dollar or another foreign currency. Alternatively, where appropriate, a Fund may manage all or part of its foreign currency exposure through the use of a basket of currencies or a proxy currency where such currency or currencies act as an effective proxy for other currencies. In such a case, the Fund may enter into a forward contract where the amount of the foreign currency to be sold exceeds the value of the securities denominated in such currency. The use of this basket hedging technique may be more efficient and economical than entering into separate forward contracts for each currency held in the Fund. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. The projection of short-term currency market movement is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Under normal circumstances, consideration of the prospect for currency parities will be incorporated into the longer term investment decisions made with regard to overall diversification strategies. However, each of the Adviser and Sub-Advisers believe that it is important to have the flexibility to enter into such forward contracts when it determines that the best interests of a Fund will be served.

         Each Fund may enter into forward contacts for any other purpose consistent with the Fund's investment objective and program. However, the Fund will not enter into a forward contract, or maintain exposure to any such contract(s), if the amount of foreign currency required to be delivered thereunder would exceed the Fund's holdings of liquid securities and currency available for cover of the forward contract(s). In determining the amount to be delivered under a contract, the Fund may net offsetting positions.

         At the maturity of a forward contract, the Fund may sell the portfolio security and make delivery of the foreign currency, or it may retain the security and either extend the maturity of the forward contract (by "rolling" that contract forward) or may initiate a new forward contract.

         If the Fund retains the portfolio security and engages in an offsetting transaction, the Fund will incur a gain or a loss (as described below) to the extent that there has been movement in forward contract prices. If the Fund engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the foreign currency. Should forward prices decline during the period between the Fund's entering into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, the Fund will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Fund will suffer a loss to the extent of the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

         Each Fund's dealing in forward foreign currency exchange contracts will generally be limited to the transactions described above. However, each Fund reserves the right to enter into forward foreign currency contracts for different purposes and under different circumstances. Of course, the Fund is not required to enter into forward contracts with regard to its foreign currency denominated securities and will not do so unless deemed appropriate by the Adviser or a Sub-Adviser. It also should be realized that this method of hedging against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange at a future date. Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time, they tend to limit any potential gain which might result from an increase in the value of that currency.

         Although each Fund values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. It will do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the "spread") between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.

         Federal Tax Treatment of Options, Futures Contracts and Forward Foreign Exchange Contracts. Each Fund may enter into certain option, futures, and forward foreign exchange contracts, including options and futures on currencies, which are Section 1256 contracts and may result in the Fund entering into straddles.

         Open Section 1256 contracts at fiscal year end will be considered to have been closed at the end of the Fund's fiscal year and any gains or losses will be recognized for tax purposes at that time. Such gains or losses from the normal closing or settlement of such transactions will be characterized as 60% long-term capital gain or loss and 40% short-term capital gain or loss regardless of the holding period of the instrument. The Fund will be required to distribute net gains on such transactions to shareholders even though it may not have closed the transaction and received cash to pay such distributions.

         Options, futures and forward foreign exchange contracts, including options and futures on currencies, which offset a security or currency position may be considered straddles for tax purposes, in which case a loss on any position in a straddle will be subject to deferral to the extent of unrealized gain in an offsetting position. The holding period of the securities or currencies comprising the straddle may be deemed not to begin until the straddle is terminated. The holding period of the security offsetting an "in-the-money qualified covered call" option will not include the period of time the option is outstanding.

         Losses on written covered calls and purchased puts on securities, excluding certain "qualified covered call" options, may be long-term capital loss, if the security covering the option was held for more than twelve months prior to the writing of the option.

         In order for each Fund to continue to qualify for federal income tax treatment as a regulated investment company, at least 90% of its gross income for a taxable year must be derived from qualifying income; i.e., dividends, interest, income derived from loans of securities, and gains from the sale of securities or currencies.

         Swap Agreements. Each of the Funds may enter into interest rate, index and currency exchange rate swap agreements in attempts to obtain a particular desired return at a lower cost to the Fund than if the Fund has invested directly in an instrument that yielded that desired return. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of returns) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or "swapped" between the parties are calculated with respect to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a "basket" of securities representing a particular index. The "notional amount" of the swap agreement is only a fictive basis on which to calculate the obligations the parties to a swap agreement have agreed to exchange. A Fund's obligations (or rights) under a swap agreement will generally be equal only to the amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). A Fund's obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the maintenance of a segregated account consisting of cash, U.S. Government securities, or other liquid securities, to avoid leveraging of the Fund's portfolio. A Fund will not enter into a swap agreement with any single party if the net amount owed or to be received under existing contracts with that party would exceed 5% of the Fund's assets.

         Whether a Fund's use of swap agreements enhance the Fund's total return will depend on the Adviser's ability correctly to predict whether certain types of investments are likely to produce greater returns than other investments. Because they are two-party contracts and may have terms of greater than seven days, swap agreements may be considered to be illiquid. Moreover, a Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The Adviser will cause a Fund to enter into swap agreements only with counterparties that would be eligible for consideration as repurchase agreement counterparties under the Funds' repurchase agreement guidelines. The swap market is a relatively new market and is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect a Fund's ability to terminate existing swap agreements or to realize amounts to be received under such agreements.


         Certain swap agreements are exempt from most provisions of the Commodity Exchange Act ("CEA") and, therefore, are not regulated as futures or commodity option transactions under the CEA, pursuant to regulations of the CFTC. To qualify for this exemption, a swap agreement must be entered into by "eligible participants," which include the following, provided the participants' total assets exceed established levels: a bank or trust company, savings association or credit union, insurance company, investment company subject to regulation under the 1940 Act, commodity pool, corporation, partnership, proprietorship, organization, trust or other entity, employee benefit plan, governmental entity, broker-dealer, futures commission merchant, natural person. or regulated foreign person. To be eligible, natural persons and most other entities must have total assets exceeding $10 million; commodity pools and employees benefit plans must have assets exceeding $5 million. In addition, an eligible swap transaction must meet three conditions. First, the swap agreement may not be part of a fungible class of agreements that are standardized as to their material economic terms. Second, the creditworthiness of parties with actual or potential obligations under the swap agreement must be a material consideration in entering into or determining the terms of the swap agreement, including pricing, cost or credit enhancement terms. Third, swap agreements may not be entered into and traded on or through a multilateral transaction execution facility.

         Loans and Other Direct Debt Instruments. Direct debt instruments are interests in amounts owed by a corporate, governmental, or other borrower to lenders or lending syndicates (loans and loan participations), to suppliers of goods or services (trade claims or other receivables), or to other parties. Direct debt instruments are subject to each Fund's policies regarding the quality of debt securities.

         Purchasers of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the borrower for payment of principal and interest. Direct debt instruments may not be rated by any nationally recognized rating service. If a Fund does not receive scheduled interest or principal payments on such indebtedness, the Fund's share price and yield could be adversely affected. Loans that are fully secured offer a Fund more protections than an unsecured loan in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidations of collateral from a secured loan would satisfy the borrower's obligation, or that the collateral could be liquidated. Indebtedness of borrowers whose creditworthiness is poor involves substantially greater risks and may be highly speculative. Borrowers that are in bankruptcy or restructuring may never pay off their indebtedness, or may pay only a small fraction of the amount owed. Direct indebtedness of developing countries also involves a risk that the governmental entities responsible for the repayment of the debt may be unable, or unwilling, to pay interest and repay principal when due.

         Investments in loans through direct assignment of a financial institution's interests with respect to a loan may involve additional risks to a Fund. For example, if a loan is foreclosed, the Fund could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, it is conceivable that under emerging legal theories of lender liability, the Fund could be held liable as a co-lender. Direct debt instruments may also involve a risk of insolvency of the lending bank or other intermediary. Direct debt instruments that are not in the form of securities may offer less legal protection to a Fund in the event of fraud or misrepresentation. In the absence of definitive regulatory guidance, each Fund relies on the Adviser's research in an attempt to avoid situations where fraud or misrepresentation could adversely affect the Fund.

         A loan is often administered by a bank or other financial institution that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. Unless, under the terms of the loan or other indebtedness, a Fund has direct recourse against the borrower, it may have to rely on the agent to apply appropriate credit remedies against a borrower. If assets held by the agent for the benefit of a Fund were determined to be subject to the claims of the agent's general creditors, the Fund might incur certain costs and delays in realizing payment on the loan or loan participation and could suffer a loss of principal or interest.

         Direct indebtedness purchased by a Fund may include letters of credit, revolving credit facilities, or other standby financing commitments obligating the Fund to pay additional cash on demand. These commitments may have the effect of requiring the Fund to increase its investment in a borrower at a time when it would not otherwise have done so, even if the borrower's condition makes it unlikely that the amount will ever be repaid. A Fund will set aside appropriate liquid assets in a custodial account to cover its potential obligations under standby financing commitments.

         Each Fund limits the amount of total assets that it will invest in any one issuer or, except for the Strategic Natural Resources Fund and the Info-Tech & Communications Fund, in issuers within the same industry (see each Fund's investment limitations). For purposes of these limitations, a Fund generally will treat the borrower as the "issuer" of indebtedness held by the Fund. In the case of loan participations where a bank or other lending institution serves as financial intermediary between a Fund and the borrower, if the participation does not shift to the Fund the direct debtor-creditor relationship with the borrower, SEC interpretations require the Fund, in appropriate circumstances, to treat both the lending bank or other lending institution and the borrower as "issuers" for these purposes. Treating a financial intermediary as an issuer of indebtedness may restrict a Fund's ability to invest in indebtedness related to a single financial intermediary, or a group of intermediaries engaged in the same industry, even if the underlying borrowers represent many different companies and industries.

         Brady Bonds. Brady bonds are securities created through the exchange of existing commercial bank loans to public and private entities in certain emerging markets for new bonds in connection with debt restructurings. Brady bonds have been issued since 1989 and do not have a long payment history. In light of the history of defaults of countries issuing Brady bonds on their commercial bank loans, investments in Brady bonds may be viewed as speculative. Brady bonds may be fully or partially collateralized or uncollateralized, are issued in various currencies (but primarily the dollar) and are actively traded in over-the-counter secondary markets. Incomplete collateralization of interest or principal payment obligations results in increased credit risk. Dollar-denominated collateralized Brady bonds, which may be fixed-rate bonds or floating-rate bonds, are generally collateralized by U.S. Treasury zero coupon bonds having the same maturity as the Brady bonds.

MANAGEMENT OF THE TRUST

Trustees and Officers

         Trustees and officers of the Trust, together with information as to their principal business occupations during the last five years, are shown below. Each Trustee who is considered an "interested person" of the Trust (as defined in Section 2(a)(19) of the 1940 Act) is indicated by an asterisk next to his name.

                                                   Position with the Trust and
        Name, Age and                              Principal Occupation within
        Business Address                   Age     the Past Five Years
        ----------------                   ---     -------------------
        Ronald Altbach                     51      Trustee of the Trust.  Chairman, Paul Sebastian, Inc. (perfume
        1540 West Park Avenue                      distributor) (1994 - present); President, Olcott Corporation
        Ocean, New Jersey 07712                    (perfume distributor) (1992 - 1994).


        *Thomas T. Bachmann                52      Trustee of the Trust.  Chairman, Orbitex Management Ltd.
        Maritime House                             (investment management) (1986 - present).
        Frederick Street
        Nassau, Bahamas

        *Otto J. Felber                    65      Trustee of the Trust. President of Felcom Capital, Corp. (1985 -
        250 Bloor Street East                      present); President and Vice-Chairman, Altamira Management Ltd.
        Suite 300                                  (investment management) (1987 - 1997).
        Toronto, Ontario
        Canada M4W 1E6

        Robert F. Raucci                   43      Trustee of the Trust.  President, RAM Investment Corp.
        599 Lexington Avenue                       (investment management) (1994 - present); Vice President,
        New York, NY 10022                         Alliance Capital Management Corp. (investment management) (1985 -
                                                   1994).

        *James L. Nelson                   48      Chairman of Trust, President, Assistant Treasurer and Assistant
        410 Park Avenue                            Secretary of the Trust.  Director and Chief Executive Officer,
        New York, NY 10022                         Orbitex Management, Inc., Chief Executive Officer and President,
                                                   Orbitex, Inc. (business development) (1995 - present); President,
                                                   AVIC Group International (communications) (1993 - 1995);
                                                   President, Eaglescliff Corporation (consulting) (1986 - present).

        Mark Breault                       31      Secretary of the Trust.  Vice President - Operations, Orbitex
        410 Park Avenue                            Management, Inc. (1996 - present); Vice President, State Street
        New York, NY 10022                         Bank and Trust Company (1991 - 1996).

        Kimberly Ratz                      38      Treasurer of the Trust, America's Mortgage Source - Chief
        410 Park Avenue                            Financial Officer (Mortgage Banking) (4/96-9/97); Chase Manhattan
        New York, NY 10022                         Mortgage (Mortgage Banking) (Finance Manager) (7/84-4/96)

         Each Trustee of the Trust who is not an interested person of the Trust or Adviser receives an annual fee of $5,000. The Trust also reimburses each such Trustee for travel and other expenses incurred in attending such meetings.

         As of April 30, 1998 Trustees and officers of the Trust, as a group, owned less than 1% of the Strategic Natural Resources Fund, the Info-Tech and Communications Fund and the Asian High Yield Fund and 6.24% of the Growth Fund.


PRINCIPAL HOLDERS OF SECURITIES


         As of April 30, 1998 the following shareholders were beneficial owners of 5% or more of the outstanding shares of the Funds listed because they possessed voting or investment power with respect to such shares:

Strategic Natural Resources Fund                            Asian High Yield Fund
Sidney Kimmel     20.02%                                    Bank J. Vontobel & Co     10.47%
c/o Cones Apparel Group                                     Bahnhofster 3
1411 Broadway 21st Floor                                    CH-8022 Zurich Switzerland
New York, New York 10018-3403

Westmount Investments LTD     27.88%                        SAC & Co     30.73%
Maritime House 2nd Floor                                    12 E. 49th Street 41st Floor
PO Box N-9932                                               New York, NY 10007-1029
Nassau, BAHAMAS

Info-Tech and Communications                                Egger & Co.     11.40%
Cresta LTD     36.84%                                       c/o Chase Manhattan Bank, Attn: Mutual Funds Dept.
Maritime House, Frederick Street                            4 New York Plaza 13th Floor
PO Box N-9932                                               New York, NY 10004-2413
Nassau, BAHAMAS

Orbitex Growth Fund                                         Titus & Co     16.00%
Cresta LTD     67.09%                                       c/o Chase Manhattan Bank
Maritime House, Frederick Street                            Attn: Mutual Funds Dept.
PO Box N-9932                                               4 New York Plaza 13th Floor
Nassau, BAHAMAS                                             New York, NY 10004

Farisa J. Calk     7.97%
3868 Beverly Bridge Road
Sherman Oaks, CA 91423-4511

James L. Nelson     6.24%
111 E. 56th St. #1296
New York, NY 10022-2603

Lily Swaere     5.78%
150 SE 2nd Avenue
Miami, FL 33131-1518



INVESTMENT MANAGEMENT AND OTHER SERVICES

Adviser


         Orbitex Management, Inc., 410 Park Avenue, 18th Floor, New York, NY 10022, serves as the Adviser of each Fund pursuant to an Investment Advisory Agreement that has been approved by the Board, including a majority of the independent Trustees. The initial term of the Investment Advisory Agreement is two years. However, the Investment Advisory Agreement may continue in effect from year to year if approved at least annually by a vote of a majority of the Board (including a majority of the Trustees who are not parties to the Investment Advisory Agreement or interested persons of any such parties) cast in person at a meeting called for the purpose of voting on such renewal, or by the vote of a majority of the outstanding shares of the particular Fund.


         The directors and the principal executive officers of the Adviser are:
Thomas T. Bachmann, Co-Chairman, James L. Nelson, Director and President; and Richard I. Stierwalt, Co-Chairman and CEO. The Adviser is a subsidiary of Orbitex, Inc., a business development firm.


         In addition to the duties set forth in the Prospectus under "How the Trust is Managed - Adviser", the Adviser, in furtherance of such duties and responsibilities, is authorized in its discretion to engage in the following activities or to cause or permit Sub-Advisers to engage in the following activities on behalf of the Trust: (i) develop a continuing program for the management of the assets of each Fund; (ii) buy, sell, exchange, convert, lend, or otherwise trade in portfolio securities and other assets; (iii) place orders and negotiate the commissions for the execution of transactions in securities with or through broker-dealers, underwriters, or issuers; (iv) prepare and supervise the preparation of shareholder reports and other shareholder communications; and (v) obtain and evaluate business and financial information in connection with the exercise of its duties.

         Subject to policies established by the Board of Trustees of the Trust, which has overall responsibility for the business and affairs of each Fund, the Adviser manages the operations of the Funds. In addition to providing advisory services, the Adviser furnishes the Funds with office space and certain facilities and personnel required for conducting the business of the Funds.

         The Trust has agreed that the word "Orbitex" in its name is derived from the name of the Adviser; that such name is the property of the Adviser for copyrights and/or other purposes; and that therefore, such name may freely be used by the Adviser for other investment companies, entities or products. The Trust has further agreed that in the event that for any reason, the Adviser ceases to be its investment adviser, the Trust will, unless the Adviser otherwise consents, promptly take all steps necessary to change its name to one which does not include "Orbitex."




ADMINISTRATOR

         State Street is the administrator of the Trust. State Street is a Massachusetts trust company with a principal office at 225 Franklin Street, Boston, Massachusetts 02111. State Street serves as administrator of other mutual funds.

         Pursuant to the Administration Agreement with the Trust, State Street provides all administrative services reasonably necessary for the Trust, other than those provided by the Adviser, subject to the supervision of the Board of Trustees of the Trust.

         Under the Administration Agreement with the Trust, State Street provides administrative services including, without limitation: (i) services of personnel competent to perform such administrative and clerical functions as are necessary to provide effective administration of the Trust; (ii) maintaining the Trust's books and records (other than financial and accounting books and records and records maintained by the Trust's custodian or transfer agent); (iii) overseeing the Trust's insurance relationships; (iv) preparing or assisting in the preparation of all required tax returns, proxy statements and reports to the Trust's shareholders and Trustees and reports to and filings with the SEC and any other governmental agency; (v) preparing or assisting in the preparation of such notices and reports as may be necessary to offer and sell the

Trust's shares under applicable state securities laws; (vi) preparing or assisting in the preparation of, and coordinating the distribution of all materials for meetings of the Board of Trustees of the Trust; (vii) monitoring daily and periodic compliance with respect to all requirements and restrictions of the 1940 Act, the Internal Revenue Code and the Prospectus; (viii) monitoring the calculation of all income and expense accruals, sales and redemptions of capital shares outstanding by the Trust's custodian; (ix) evaluating expenses, projecting future expenses, and processing payments of expenses; and (x) monitoring and evaluating performance of accounting and related services by the Trust's custodian.

         The Agreement is terminable at any time by the Trust or State Street on sixty days' written notice. If the Trust terminates the Agreement within three years of its effective date, the Fund must reimburse State Street for any fees waived by State Street.

CUSTODIAN

         State Street serves as the custodian of the Trust's assets pursuant to a Custodian Contract by and between State Street and the Trust. State Street's responsibilities include safeguarding and controlling the Trust's cash and securities, handling the receipt and delivery of securities, and collecting interest and dividends on the Trust's investments. Pursuant to the Custodian Contract, State Street also provides certain accounting and pricing services to the Trust, including calculating the daily net asset value per share for each Fund; maintaining original entry documents and books of record and general ledgers; posting cash receipts and disbursements; reconciling bank account balances monthly; recording purchases and sales based upon communications from the Adviser and Sub-Advisers; and preparing monthly and annual summaries to assist in the preparation of financial statements of, and regulatory reports for, the Trust. The Trust may employ foreign sub-custodians that are approved by the Board of Trustees to hold foreign assets.

TRANSFER AGENT SERVICES

         State Street provides transfer agent and dividend disbursing services to each Fund pursuant to the terms of a Transfer Agency and Service Agreement by and between State Street and the Trust.

DISTRIBUTION OF SHARES

         Funds Distributor, Inc. (the "Distributor") serves as the distributor of the shares of each Fund pursuant to a Distribution Agreement between the Distributor and the Trust. The Distributor's principal business address is 60 State Street, Boston, Massachusetts 02108.


         Under the terms of the Distribution Plans and Agreements pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the "Rule 12b-1 Plan"), the Distributor receives front-end or contingent deferred sales commissions or sales loads on Class A and Class B Shares and fees for providing services to the Class A and Class B Shares of each Fund under the Distribution Agreements. In addition, pursuant to the Rule 12b-1 Plans, each of the Funds are authorized to use a portion of their assets attributable to the Class A and Class B Shares to finance certain activities relating to the distribution of their shares to investors.

         Each Fund is authorized to pay the Distributor quarterly at a rate equal to an annualized rate of .30% (in the case of the Asian High Yield Fund) and .40% (in the case of the other Funds) of the average daily net assets attributable to the Class A Shares and 1.00% of the average daily net assets attributable to the B Shares of the Fund during that quarter. A Fund may pay fees to the Distributor at a lesser rate, as agreed upon by the Board of Trustees of the Trust and the Distributor. The Rule 12b-1

Plans and Agreements authorize payments to the Distributor as compensation for providing account maintenance services to investors in the Class A and Class B Shares of the Fund, including arranging for certain securities dealers or brokers, administrators and others ("Recipients") to provide these services and paying compensation for these services. Each Fund will bear its own costs of distribution with respect to its Shares.


         The services to be provided by Recipients may include, but are not limited to, the following: assistance in the offering and sale of the Class A and Class B Shares of the Funds and in other aspects of the marketing of the shares to clients or prospective clients of the respective recipients, answering routine inquiries concerning a Fund; assisting in the establishment and maintenance of accounts or sub-accounts in a Fund and in processing purchase and redemption transactions; making a Fund's investment plans and shareholder services available; and providing such other information and services to investors in shares of a Fund as the Distributor or the Trust, on behalf of a Fund, may reasonably request. The distribution services shall also include any advertising and marketing services provided by or arranged by the Distributor with respect to the Funds.


         The Distributor is required to provide a written report, at least quarterly to the Board of Trustees of the Trust, which the Trustees will review, specifying in reasonable detail the amounts expended pursuant to the Rule 12b-1 Plans and Agreements and the purposes for which such expenditures were made. Further, the Distributor will inform the Board of any Rule 12b-1 fees to be paid by the Distributor to Recipients.

         The initial term of each the Rule 12b-1 Plans and Agreements is one year and this will continue in effect from year to year thereafter, provided such continuance is specifically approved at least annually by a majority of the Board of Trustees of the Trust and a majority of the Trustees who are not "interested persons" of the Trust and do not have a direct or indirect financial interest in the Rule 12b-1 Plans and Agreements ("Rule 12b-1 Trustees") by votes cast in person at a meeting called for the purpose of voting on the Rule 12b-1 Plans and Agreements. The Rule 12b-1 Plans and Agreements may be terminated at any time by the Trust or any Fund by vote of a majority of the Rule 12b-1 Trustees or by vote of a majority of the outstanding voting Class A or B Shares of the Trust or the affected Fund. The Rule 12b-1 Plans and Agreements will terminate automatically in the event of their assignment (as defined in the 1940
Act).


         The Rule 12b-1 Plans and Agreements may not be amended to increase materially the amount of the Distributor's compensation to be paid by a Fund, unless such amendment is approved by the vote of a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act). All material amendments must be approved by a majority of the Board of Trustees of the Trust and a majority of the Rule 12b-1 Trustees by votes cast in person at a meeting called for the purpose of voting on a Rule 12b-1 Plan and Agreement. During the term of the Rule 12b-1 Plans and Agreements, the selection and nomination of non-interested Trustees of the Trust will be committed to the discretion of current non-interested Trustees. The Distributor will preserve copies of the Rule 12b-1 Plans and Agreements, any related agreements, and all reports, for a period of not less than six years from the date of such document and for at least the first two years in an easily accessible place.

         Any agreement related to a Rule 12b-1 Plan and Agreement will be in writing and provide that: (a) it may be terminated by the Trust or a Fund at any time upon sixty days' written notice, without the payment of any penalty, by vote of a majority of the respective Rule 12b-1 Trustees, or by vote of a majority of the outstanding voting securities of the Trust or the affected Fund;
(b) it will automatically terminate in the event of its assignment (as defined in the 1940 Act); and (c) it will continue in effect for a period of more than one year from the date of its execution or adoption only so long as such continuance is specifically approved at least annually by a majority of the Board and a majority of the Rule 12b-1 Trustees by votes cast in person at a meeting called for the purpose of voting on such agreement.

BROKERAGE ALLOCATION AND OTHER PRACTICES


         Subject to the general supervision of the Board of Trustees of the Trust, the Adviser is responsible for making decisions with respect to the purchase and sale of portfolio securities on behalf of the Funds. The Adviser is also responsible for the implementation of those decisions, including the selection of broker-dealers to effect portfolio transactions, the negotiation of commissions, and the allocation of principal business and portfolio brokerage.

         In purchasing and selling each Fund's portfolio securities, it is the Adviser's policy to obtain quality execution at the most favorable prices through responsible broker-dealers and, in the case of agency transactions, at competitive commission rates where such rates are negotiable. However, under certain conditions, a Fund may pay higher brokerage commissions in return for brokerage and research services. In selecting broker-dealers to execute a Fund's portfolio transactions, consideration is given to such factors as the price of the security, the rate of the commission, the size and difficulty of the order, the reliability, integrity, financial condition, general execution and operational capabilities of competing brokers and dealers, their expertise in particular markets and the brokerage and research services they provide to the Adviser or the Funds. It is not the policy of the Adviser to seek the lowest available commission rate where it is believed that a broker or dealer charging a higher commission rate would offer greater reliability or provide better price or execution.


         Transactions on stock exchanges involve the payment of brokerage commissions. In transactions on stock exchanges in the United States, these commissions are negotiated. Traditionally, commission rates have generally not been negotiated on stock markets outside the United States. In recent years, however, an increasing number of overseas stock markets have adopted a system of negotiated rates, although a number of markets continue to be subject to an established schedule of minimum commission rates. It is expected that equity securities will ordinarily be purchased in the primary markets, whether over-the-counter or listed, and that listed securities may be purchased in the over-the-counter market if such market is deemed the primary market. In the case of securities traded on the over-the-counter markets, there is generally no stated commission, but the price usually includes an undisclosed commission or markup. In underwritten offerings, the price includes a disclosed, fixed commission or discount.

         For fixed income securities, it is expected that purchases and sales will ordinarily be transacted with the issuer, the issuer's underwriter, or with a primary market maker acting as principal on a net basis, with no brokerage commission being paid by the Fund. However, the price of the securities generally includes compensation which is not disclosed separately. Transactions placed through dealers who are serving as primary market makers reflect the spread between the bid and asked prices.

         With respect to equity and fixed income securities, the Adviser may effect principal transactions on behalf of the Funds with a broker or dealer who furnishes brokerage and/or research services, designate any such broker or dealer to receive selling concessions, discounts or other allowances or otherwise deal with any such broker or dealer in connection with the acquisition of securities in underwritings. The prices the Funds pay to underwriters of newly-issued securities usually include a concession paid by the issuer to the underwriter. The Adviser may receive research services in connection with brokerage transactions, including designations in fixed price offerings.

         The Adviser receives a wide range of research services from brokers and dealers covering investment opportunities throughout the world, including information on the economies, industries, groups of securities, individual companies, statistics, political developments, technical market action, pricing and appraisal services, and performance analyses of all the countries in which a Fund's portfolio is likely to be invested. The Adviser cannot readily determine the extent to which commissions charged by brokers reflect the value of their research services, but brokers occasionally suggest a level of business they would like to receive in return for the brokerage and research services they provide. To the extent that research services of value are provided by brokers, the Adviser may be relieved of expenses which it might otherwise bear. In some cases, research services are generated by third parties but are provided to the Adviser by or through brokers.

         Certain broker-dealers which provide quality execution services also furnish research services to the Adviser. The Adviser has adopted a brokerage allocation policy embodying the concepts of Section 28(e) of the Securities Exchange Act of 1934, which permits an investment advisor to cause its clients to pay a broker which furnishes brokerage or research services a higher commission than that which might be charged by another broker which does not furnish brokerage or research services, or which furnishes brokerage or research services deemed to be of lesser value, if such commission is deemed reasonable in relation to the brokerage and research services provided by the broker, viewed in terms of either that particular transaction or the overall responsibilities of the adviser with respect to the accounts as to which it exercises investment discretion. Accordingly, the Adviser may assess the reasonableness of commissions in light of the total brokerage and research services provided by each particular broker. The Adviser may also consider sales of the Funds' Shares as a factor in the selection of broker-dealers.


         Portfolio securities will not be purchased from or sold to the Adviser, or the Distributor, or any affiliated person of any of them acting as principal, except to the extent permitted by rule or order of the SEC.

PURCHASE AND REDEMPTION OF SECURITIES BEING OFFERED

         Letter of Intent. In submitting a Letter of Intent to purchase Class A Shares of the Funds at a reduced sales charge, the investor agrees to the terms of the Prospectus, the Applications used to buy such shares, and the language in this Statement of Additional Information as to Letters of Intent, as they may be amended from time to time by the Trust. Such amendments will apply automatically to existing Letters of Intent.

         A Letter of Intent ("Letter") is the investor's statement of intention to purchase Class A Shares of one or more of the Funds during the 13-month period from the investor's first purchase pursuant to the Letter (the "Letter of Intent period"), which may, at the investor's request, include purchases made up to 90 days prior to the date of the Letter. The investor states the intention to make the aggregate amount of purchases (excluding any reinvestment of dividends or distributions or purchases made at net asset value without sales charge), which together with the investor's holdings of such funds (calculated at their respective public offering prices calculated on the date of the Letter) will equal or exceed the amount specified in the Letter to obtain the reduced sales charge rate (as set forth in "How To Purchase Shares" in the Prospectus) applicable to purchases of shares in that amount (the "intended amount"). Each purchase under the Letter will be made at the public offering price applicable to a single lump-sum purchase of shares in the intended amount, as described in the Prospectus.

         In submitting a Letter, the investor makes no commitment to purchase Class A Shares, but if the investor's purchases of Class A Shares within the Letter of Intent period, when added to the value (at offering price) of the investor's holdings of such Fund shares on the last day of that period, do not equal or exceed the intended amount, the investor agrees to pay the additional amount of sales charge applicable to such purchases, as set forth in "Terms of Escrow," below, as those terms may be amended from time to time. The investor agrees that shares equal in value to 5% of the intended amount will be held in escrow by the Trust's transfer agent subject to the Terms of Escrow.

         If the total eligible purchases made during the Letter of Intent period do not equal or exceed the intended amount, the commissions previously paid to the dealer of record for the account and the amount of sales charge retained by the Distributor will be adjusted to the rates applicable to actual total purchases. If total eligible purchases during the Letter of Intent period exceed the intended amount and exceed the amount needed to qualify for the next sales charge rate reduction set forth in the applicable prospectus, the sales charges paid will be adjusted to the lower rate, but only if and when the dealer returns to the Distributor the excess of the amount of commissions allowed or paid to the dealer over the amount of commissions that apply to the actual amount of purchases. The excess commissions returned to the Distributor will be used to purchase additional shares for the investor's account at the net asset value per share in effect on the date of such purchase, promptly after the Distributor's receipt thereof.

         In determining the total amount of purchases made under a Letter, Class A Shares redeemed by the investor prior to the termination of the Letter of Intent period will be deducted. It is the responsibility of the dealer of record and/or the investor to refer to the Letter in placing any purchase orders for the investor during the Letter of Intent period. All of such purchases must be made through the Distributor.

Terms of Escrow

         1. Out of the initial purchase (or subsequent purchases if necessary) made pursuant to a Letter, Class A Shares of the Fund equal in value to 5% of the intended amount specified in the Letter shall be held in escrow by the Fund's transfer agent. For example, if the intended amount specified under the Letter is $50,000, the escrow shall be shares valued in the amount of $2,500 (computed at the public offering price adjusted for a $50,000 purchase). Any dividends and capital gains distributions on the escrowed shares will be credited to the investor's account.

         2. If the total minimum investment specified under the Letter is completed within the thirteen-month Letter of Intent period, the escrowed shares will be promptly released to the investor.

         3. If, at the end of the thirteen-month Letter of Intent period the total purchases pursuant to the Letter are less than the intended amount specified in the Letter, the investor must remit to the Distributor an amount equal to the difference between the dollar amount of sales charges actually paid and the amount of sales charges which would have been paid if the total amount purchased had been made at a single time. Such sales charge adjustment will apply to any shares redeemed prior to the completion of the Letter. If such difference in sales charges is not paid within twenty days after a request from the Distributor or the dealer, the Distributor will, within sixty days of the expiration of the Letter, redeem the number of escrowed shares necessary to realize such difference in sales charges. Full and fractional shares remaining after such redemption will be released from escrow. If a request is received to redeem escrowed shares prior to the payment of such additional sales charge, the sales charge will be withheld from the redemption proceeds.

         4. By signing the Letter, the investor irrevocably constitutes and appoints the transfer agent of the Trust as attorney-in-fact to surrender for redemption any or all escrowed shares.

         5. Shares held in escrow hereunder will automatically be exchanged for shares of another Fund to which an exchange is requested, and the escrow will be transferred to that other Fund.

         In-Kind. Each Fund intends to pay all redemptions of its shares in cash. However, each Fund may make full or partial payment of any redemption request by the payment to shareholders of portfolio securities of the applicable Fund (i.e., by redemption-in-kind), at the value of such securities used in determining the redemption price. The Funds, nevertheless, pursuant to Rule 18f-1 under the 1940 Act, have filed a notification of election under which each Fund is committed to pay in cash to any shareholder of record, all such shareholder's requests for redemption made during any 90-day period, up to the lesser of $250,000 or 1% of the applicable Fund's net asset value at the beginning of such period. The securities to be paid in-kind to any shareholders will be readily marketable securities selected in such manner as the Board of Trustees of the Trust deems fair and equitable. If shareholders were to receive redemptions-in-kind, they would incur brokerage costs should they wish to liquidate the portfolio securities received in such payment of their redemption request. The Trust does not anticipate making redemptions-in-kind.

         The right to redeem shares or to receive payment with respect to any redemption of shares of the Funds may only be suspended (1) for any period during which trading on the New York Stock Exchange ("NYSE") is restricted or such Exchange is closed, other than customary weekend and holiday closings, (2) for any period during which an emergency exists as a result of which disposal of securities or determination of the net asset value of the Fund is not reasonably practicable, or (3) for such other periods as the SEC may by order permit for protection of shareholders of the Funds.

SHAREHOLDER SERVICES

         Systematic Withdrawal Program. A shareholder owning or purchasing shares of any Fund having a total value of $10,000 or more may participate in a systematic withdrawal program providing regular monthly or quarterly payments. An application form containing details of the Systematic Withdrawal Program is available upon request from the Funds' transfer agent. The Program is voluntary and may be terminated at any time by the shareholders.

         Income dividends and capital gain distributions on shares of the Funds held in a Systematic Withdrawal Program are automatically reinvested in additional shares of the relevant Fund at net asset value. A Systematic Withdrawal Program is not an annuity and does not and cannot protect against loss in declining markets. Amounts paid to a shareholder from the Systematic Withdrawal Program represents the proceeds from redemptions of Fund shares, and the value of the shareholder's investment in a Fund will be reduced to the extent that the payments exceed any increase in the aggregate value of the shareholder's shares (including shares purchased through reinvestment of dividends and distributions). If a shareholder receives payments that are greater than the appreciation in value of his or her shares, plus the income earned on the shares, the shareholder may eventually withdraw his or her entire account balance. This will occur more rapidly in a declining market. For tax purposes, depending upon the shareholder's cost basis and date of purchase, each withdrawal will result in a capital gain or loss. See "Dividends, Distributions and Taxes" in this SAI and in the Funds' Prospectus.

         The Funds offer certain shareholder services, which are designed to facilitate investment in their shares. Each of the options is described in the Funds' Prospectus. All of these special services may be terminated by either the Funds or the shareholder without any prior written notice.

         Systematic Exchange Program. The Systematic Exchange Program allows you to make regular, systematic exchanges from one Orbitex Fund account into another Orbitex Fund account. By setting up the program, you authorize the Fund and its agents to redeem a set dollar amount or number of shares from the first account and purchase shares of a second Fund. An exchange transaction is a sale and a purchase of shares for federal income tax purposes and may result in a capital gain or loss.

         To participate in the Systematic Exchange Program, you must have an initial account balance of $10,000 in the first account and at least $1,000 in the second account. Exchanges may be made on any day or days of your choice. If the amount remaining in the first account is less than the exchange amount you requested, then the remaining amount will be exchanged. At such time as the first account has a zero balance, your participation in the program will be terminated. You may also terminate the program by calling or writing the Fund. Once participation in the program has been terminated for any reason, to reinstate the program you must do so in writing; simply investing additional funds will not reinstate the program.

DETERMINATION OF NET ASSET VALUE

         The net asset value per share of a Fund will be determined for each class of shares. The net asset value per share of a given class of shares of a Fund is determined by calculating the total value of the Fund's assets attributable to such class of shares, deducting its total liabilities attributable to such class of shares in conformance with the provisions of the plan adopted by the Fund in accordance with Rule 18f-3 under the 1940 Act., and dividing the result by the number of shares of such class outstanding. The net asset value of shares of each class of each Fund is normally calculated as of the close of trading on the NYSE on every day the NYSE is open for trading. The NYSE is open Monday through Friday except on the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The net asset value per share of the different classes of shares is expected to be substantially the same; from time to time, however, the per share net asset value of the different classes of shares may differ.


         Short-term debt instruments with a remaining maturity of more than 60 days, intermediate and long-term bonds, convertible bonds, and other debt securities are generally valued on the basis of dealer supplied quotations or by pricing systems selected by the adviser and approved by the Board of Trustees of the Trust. Where such prices are not available, valuations will be obtained from brokers who are market makers for such securities. However, in circumstances where the Adviser or a Sub-Adviser deems it appropriate to do so, the mean of the bid and asked prices for over-the-counter securities or the last available sale price for exchange-traded debt securities may be used. Where no last sale price for exchange traded debt securities is available, the mean of the bid and asked prices may be used. Short-Term debt securities with a remaining maturity of 60 days or less are amortized to maturity, provided such valuations represent par value.


         Other securities and assets for which market quotations are not readily available or for which valuation cannot be provided, as described above, are valued as determined in good faith in accordance with procedures approved by the Board of Trustees of the Trust.

         Trading in securities on Far Eastern securities exchanges and over-the-counter markets is normally completed well before the close of business on each business day in New York (i.e., a day on which the NYSE is open). In addition, Far Eastern securities trading generally or in a particular country or countries may not take place on all business days in New York. Furthermore, trading takes place in Japanese markets on certain Saturdays in various foreign markets on days which are not business days in New York and on which a Fund's net asset value is not calculated. Each Fund calculates net asset value per share, and therefore effects sales, redemptions and repurchases of its shares, as of the close of regular trading on the

NYSE once on each day on which the NYSE is open. Such calculation may not take place contemporaneously with the determination of the prices of the majority of the portfolio securities used in such calculation. If events materially affecting the value of such securities occur between the time when their price is determined and the time when the Fund's net asset value is calculated, such securities will be valued at fair value as determined in good faith in accordance with procedures approved by the Board of Trustees of the Trust.

TAXES

         Each Fund intends to qualify as a "regulated investment company" ("RIC") under Subchapter M of the Internal Revenue Code. In general, to qualify as a RIC: (a) at least 90% of the gross income of a Fund for the taxable year must be derived from dividends, interest, payments with respect to loans of securities, gains from the sale or other disposition of securities, or other income derived with respect to its business of investing in securities; (b) a Fund must distribute to its shareholders 90% of its ordinary income and net short-term capital gains; and (c) a Fund must diversity its assets so that, at the close of each quarter of its taxable year, (i) at least 50% of the fair market value of its total (gross) assets is comprised of cash, cash items, U.S. Government securities, securities of other regulated investment companies and other securities limited in respect of any one issuer to no more than 5% of the fair market value of the Fund's total assets and 10% of the outstanding voting securities of such issuer and (ii) no more than 25% of the fair market value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies) or of two or more issuers controlled by the Fund and engaged in the same, similar, or related trades or businesses.

         In addition, each Fund must declare and distribute dividends equal to at least 98% of its ordinary income (as of the twelve months ended December 31) and at least 98% of its net capital gain (as of the twelve months ended October
31), in order to avoid a federal excise tax. Each Fund intends to make the required distributions, but they cannot guarantee that they will do so. Dividends attributable to a Fund's ordinary income and net capital gain are taxable as such to shareholders in the year in which they are received except dividends declared in October, November and December to the shareholders of record on a specified date in such a month and paid in January of the following year are taxable in the previous year.

         A corporate shareholder may be entitled to take a deduction for income dividends received by it that are attributable to dividends received from a domestic corporation, provided that both the corporate shareholder retains its shares in the applicable Fund for more than 45 days and the Fund retains its shares in the issuer from whom it received the income dividends for more than 45 days. A distribution of net capital gain reflects a Fund's excess of net long-term gains over its net short-term losses. Each Fund must designate distributions of net capital gain and must notify shareholders of this designation within sixty days after the close of the Trust's taxable year. A corporate shareholder of a Fund cannot use a dividends-received deduction for distributions of net capital gain.

         Foreign currency gains and losses, including the portion of gain or loss on the sale of debt securities attributable to foreign exchange rate fluctuations are taxable as ordinary income. If the net effect of these transactions is a gain, the dividend paid by the Fund will be increased; if the result is a loss, the income dividend paid by the Fund will be decreased. Adjustments to reflect these gains and losses will be made at the end of each Fund's taxable year.

         At the time of purchase, each Fund's net asset value may reflect undistributed income or net capital gains. A subsequent distribution to shareholders of such amounts, although constituting a return of their investment, would be taxable either as dividends or capital gain distributions. For federal income tax purposes, each Fund is permitted to carry forward its net realized capital losses, if any, for eight years, and realize net capital gains up to the amount of such losses without being required to pay taxes on, or distribute such gains.

         Income received by each Fund from sources within various foreign countries may be subject to foreign income taxes withheld at the source. Under the Internal Revenue Code, if more than 50% of the value of a Fund's total assets at the close of its taxable year comprise securities issued by foreign corporations, the Fund may file an election with the Internal Revenue Service to "pass through" to the Fund's shareholders the amount of any foreign income taxes paid by the Fund. Pursuant to this election, shareholders will be required to:
(i) include in gross income, even though not actually received, their respective pro rata share of foreign taxes paid by the Fund; (ii) treat their pro rata share of foreign taxes as paid by them; and (iii) either deduct their pro rata share of foreign taxes in computing their taxable income, or use it as a foreign tax credit against U.S. income taxes (but not both). No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions.


         The Strategic Natural Resources Fund and the Asian High Yield Fund intend to meet the requirements of the Internal Revenue Code to "pass through" to its shareholders foreign income taxes paid, but there can be no assurance that they will be able to do so. Shareholders of such Funds will be notified within 60 days after the close of each taxable year of a Fund, if that Fund will "pass through" foreign taxes paid for that year, and, if so, the amount of each shareholder's pro rata share (by country) of (i) the foreign taxes paid, and
(ii) the Fund's gross income from foreign sources. Of course, shareholders who are not liable for federal income taxes, such as retirement plans qualified under Section 401 of the Internal Revenue Code, will not be affected by any such "pass through" of foreign tax credits.


         If, in any taxable year, a Fund should not qualify as a RIC under the Internal Revenue Code: (1) that Fund would be taxed at normal corporate rates on the entire amount of its taxable income without deduction for dividends paid or other distributions to its shareholders, and (2) that Fund's distributions to the extent made out of that Fund's current or accumulated earnings and profits would be taxable to its shareholders (other than shareholders in tax deferred accounts) as ordinary dividends (regardless of whether they would otherwise have been considered capital gain dividends), and may qualify for the deduction for dividends received by corporations.

         Passive Foreign Investment Companies. If a Fund purchases shares in certain foreign passive investment entities described in the Internal Revenue Code as passive foreign investment companies ("PFIC"), the Fund will be subject to U.S. federal income tax on a portion of any "excess distribution" (the Fund's ratable share of distributions in any year that exceeds 125% of the average annual distribution received by the Fund in the three preceding years or the Fund's holding period, if shorter, and any gain from the disposition of such shares) even if such income is distributed as a taxable dividend by the Fund to its shareholders. Additional charges in the nature of interest may be imposed on the Fund in respect of deferred taxes arising from such "excess distributions." If the Fund were to invest in a PFIC and elect to treat the PFIC as a "qualified electing fund" under the Internal Revenue Code (and if the PFIC were to comply with certain reporting requirements), in lieu of the foregoing requirements the Fund would be required to include in income each year its pro rata share of the PFIC's ordinary earnings and net realized capital gains, whether or not such amounts were actually distributed to the Fund.

         Pursuant to legislation enacted on August 5, 1997 any taxpayer holding shares of "marketable" PFICs may make an election to mark that stock to market at the close of the taxpayer's taxable year. A Fund making an irrevocable election will mark its PFICs to market at taxable year-end for income tax purposes and at October 31 for purposes of the excise tax minimum distribution requirements of Code

Section 4982. This provision is effective for taxable years of U.S. persons beginning after December 31, 1997.

ORGANIZATION OF THE TRUST

         As a Delaware business trust entity, the Trust need not hold regular annual shareholder meetings and, in the normal course, does not expect to hold such meetings. The Trust, however, must hold shareholder meetings for such purposes as, for example: (1) approving certain agreements as required by the 1940 Act; (2) changing fundamental investment objectives, policies, and restrictions of the Funds; and (3) filling vacancies on the Board of Trustees of the Trust in the event that less than a majority of the Trustees were elected by shareholders. The Trust expects that there will be no meetings of shareholders for the purpose of electing Trustees unless and until such time as less than a majority of the Trustees holding office have been elected by shareholders. At such time, the Trustees then in office will call a shareholders meeting for the election of Trustees. In addition, holders of record of not less than two-thirds of the outstanding shares of the Trust may remove a Trustee from office by a vote cast in person or by proxy at a shareholder meeting called for that purpose at the request of holders of 10% or more of the outstanding shares of the Trust. The Funds have the obligation to assist in such shareholder communications. Except as set forth above, Trustees will continue in office and may appoint successor Trustees.


         Costs incurred by the Funds in connection with their organization, estimated at $19,000 for each Fund, will be amortized on a straight line basis over a five year period beginning at the commencement of operations of each Funds. In the event that any of the initial shares of the Funds are redeemed during the amortization period, the redemption proceeds will be reduced by any unamortized organization expenses in the same proportion as the number of initial shares outstanding at the time of such redemption.

PERFORMANCE INFORMATION ABOUT THE FUNDS

Total Return Calculations

         Each Fund may provide average annual total return information calculated according to a formula prescribed by the SEC. Average annual total return will be calculated separately for Class A and Class B Shares. According to that formula, average annual total return figures represent the average annual compounded rate of return for the stated period. Average annual total return quotations reflect the percentage change between the beginning value of a static account in the Fund and the ending value of that account measured by then current net asset value of that Fund assuming that all dividends and capital gains distributions during the stated period were reinvested in shares of the Fund when paid. Total return is calculated by finding the average annual compounded rates of return of a hypothetical investment that would equate the initial amount invested to the ending redeemable value of such investment, according to the following formula:


           1/n
T = (ERV/P)    - 1

where T equals average annual total return; where ERV, the ending redeemable value, is the value at the end of the applicable period of a hypothetical $1,000 payment made at the beginning of the applicable period; where P equals a hypothetical initial payment of $1,000; and where n equals the number of years.

         Each Fund, from time to time, also may advertise its cumulative total return figures. Cumulative total return is the compound rate of return on a hypothetical initial investment of $1,000 for a specified period. Cumulative total return quotations reflect changes in the price of a Fund's shares and assume that all dividends and capital gains distributions during the period were reinvested in shares of that Fund. Cumulative total return is calculated by finding the compound rates of a hypothetical investment over such period, according to the following formula (cumulative total return is then expressed as a percentage):

C = (ERV/P) - 1

Where:

                  C =      Cumulative Total Return
                  P =      a hypothetical initial investment of $1,000
    ERV = ending redeemable value; ERV is the value, at the end of the applicable period, of a hypothetical $1,000 investment made at the beginning of the applicable period.

Yield Calculation.

         In addition to providing cumulative total return information, the Asian High Yield Fund may also illustrate its performance by providing information concerning its yield. Yield will be calculated separately for each class of shares of the Fund.

         The Fund's yield is based on a specified 30-day (or one month) period and is computed by dividing the net investment income per share earned during the specified period by the maximum offering price (i.e., net asset value) per share on the last day of the specified period, and annualizing the net results according to the following formula:

                   6
YIELD = 2[(a-b + 1)  - 1]
           ---
           cd

Where:
                  a = dividends and interest earned during the period.
                  b = expenses accrued for the period (net of reimbursements).
                  c = the average daily number of shares outstanding during
                      the period that were entitled to receive dividends.
                  d = the maximum offering price per share on the last day of the period.

         Yield fluctuations may reflect changes in the Fund's net income, and portfolio changes resulting from net purchases or net redemptions of the Fund's shares may affect its yield. Accordingly, the Fund's yield may vary from day to day, and the yield stated for a particular past period is not necessarily representative of the Fund's future yield. The Fund's yield is not guaranteed, and its principal is not insured.

         From time to time, in reports and promotional literature, each Fund's performance may be compared to: (1) other groups of mutual funds tracked by: (A) Lipper Analytical Services, a widely-used independent research firm which ranks mutual funds by overall performance, investment objectives, and asset size; (B) Forbes Magazine's Annual Mutual Funds Survey and Mutual Fund Honor Roll; or (C) other financial or business publications, such as Business Week, Money Magazine, and Barron's, which provide similar information; (2) the Consumer Price Index (measure for inflation), which may be used to assess the real rate of return from an investment in each Fund; (3) other Government statistics such as GNP, and net import and export figures derived from Governmental publications, e.g., The Survey of Current Business, which may be used to illustrate investment attributes of each Fund or the general economic, business, investment, or financial environment in which each Fund operates; (4) Alexander Steele's Mutual Fund

Expert, a tracking service which ranks various mutual funds according to their performance; and (5) Morningstar, Inc. which ranks mutual funds on the basis of historical risk and total return. Morningstar's rankings are calculated using the mutual fund's average annual returns for a certain period and a risk factor that reflects the mutual fund's performance relative to three-month Treasury bill monthly returns. Morningstar's rankings range from five star (highest) to one star (lowest) and represent Morningstar's assessment of the historical risk level and total return of a mutual fund as a weighted average for 3, 5, and 10-year periods. In each category, Morningstar limits its five star rankings to 10% of the funds it follows and its four star rankings to 22.5% of the funds it follows. Rankings are not absolute or necessarily predictive of future performance.

         In addition, the performance of the Funds may be compared to indices of broad groups of similar but unmanaged securities or other benchmarks considered to be representative of a Fund's holdings.

         The performance of the indices that may be used as benchmarks for each Fund's performance, unlike the returns of the Funds, do not include the effect of paying brokerage costs (for equity securities) and other transaction costs that investors normally incur when investing directly in the securities in those indices.

         The Trust may also illustrate a particular Fund's investment returns or returns in general by graphs and charts, that compare, at various points in time, the return from an investment in the particular Fund (or returns in general) on a tax-deferred basis (assuming reinvestment of capital gains and dividends and assuming one or more tax rates) with the same return on a taxable basis.

INDEPENDENT ACCOUNTANTS

         PricewaterhouseCoopers LLP whose address is 160 Federal Street, Boston, Massachusetts 02110 serves as the Trust's Independent Accountants providing services including (1) audit of annual financial statements, (2) assistance and consultation in connection with SEC filings and (3) review of the annual federal income tax returns filed on behalf of the Funds.

LEGAL MATTERS

         Legal advice regarding certain matters relating to the federal securities laws applicable to the Trust and the offer and sale of its shares has been provided by Rogers & Wells, 200 Park Avenue, New York, New York 10166, which serves as Counsel to the Trust.

FINANCIAL STATEMENTS


         Following are (1) the Schedules of Investments for the Orbitex Group of Funds as of April 30, 1998, (2) the Statements of Assets and Liabilities as of April 30, 1998, (3) the Statements of Operations as of April 30, 1998, (4) the Statements of Changes in Net Assets as of April 30, 1998, (5) the Financial Highlights as of April 30, 1998 and (6) the Notes to the Financial Statements.

ORBITEX GROUP OF FUNDS
STRATEGIC NATURAL RESOURCES FUND
SCHEDULE OF INVESTMENTS
April 30, 1998



-------------------------------------------------------------------------------------------------------------------
                                                                                                         Market
                                                                               Shares                     Value
-------------------------------------------------------------------------------------------------------------------
COMMON STOCKS - 91.21%
Agricultural Machinery - 2.43%
     Delta & Pine Land Co. ................................................      3,000               $      138,188
                                                                                                     --------------

Aluminum - 2.85%
     Alcan Aluminum, Ltd. .................................................      5,000                      162,500
                                                                                                     --------------

Chemicals - 4.90%
     Cytec Industries, Inc. (a) ...........................................      2,000                      109,500
     Dow Chemical Co. .....................................................      1,000                       96,687
     Du Pont (E.I.) de Nemours and Co. ....................................      1,000                       72,813
                                                                                                     --------------
                                                                                                            279,000
                                                                                                     --------------
Gas Exploration - 9.54%
     Anderson Exploration, Ltd. (a) .......................................      4,000                       48,673
     Coho Energy, Inc. (a) ................................................     10,000                       75,625
     Forcenergy, Inc. (a) .................................................      3,000                       69,187
     Oryx Energy Co. (a) ..................................................      4,000                      104,500
     Seagull Energy Corp. (a) .............................................     10,000                      170,625
     Weatherford Enterra, Inc. (a) ........................................      1,500                       75,094
                                                                                                     --------------
                                                                                                            543,704
                                                                                                     --------------
Gas & Pipeline Utilities - 1.66%
     Williams Companies, Inc. .............................................      3,000                       94,875
                                                                                                     --------------

International Oil - 7.50%
     Poco Petroleum, Ltd. (a) .............................................      2,000                       22,798
     Ranger Oil, Ltd. .....................................................     17,000                      117,938
     Santa Fe International Corp. .........................................      1,500                       58,781
     Texaco, Inc. .........................................................      2,000                      123,000
     YPF Sociedad Anonima, ADR.............................................      3,000                      104,625
                                                                                                     --------------
                                                                                                            427,142
                                                                                                     --------------
Mining - 10.88%
     Barrick Gold Corp. ...................................................      4,000                       89,750
     Freeport-McMoRan Copper & Gold, Inc., Class A ........................      7,000                      124,686
     Getchell Gold Corp. (a) ..............................................      3,000                       73,875
     Greenstone Resources, Ltd. (a) .......................................     15,000                       91,875
     Newmont Mining Corp. .................................................      2,500                       80,468
     Phelps Dodge Corp. ...................................................      1,500                      100,688
     Placer Dome, Inc .....................................................      4,000                       59,000
                                                                                                     --------------
                                                                                                            620,342
                                                                                                     --------------


                                      B-53


ORBITEX GROUP OF FUNDS
STRATEGIC NATURAL RESOURCES FUND
SCHEDULE OF INVESTMENTS (continued)
April 30, 1998

-------------------------------------------------------------------------------------------------------------------
                                                                                                         Market
                                                                               Shares                     Value
-------------------------------------------------------------------------------------------------------------------
Oil - 12.48%
     Atlantic Richfield Co. ...............................................      2,000               $      156,000
     Canadian 88 Energy Corp. (a) .........................................     20,000                       97,500
     Exxon Corp. ..........................................................      1,000                       72,937
     Halliburton Co. ......................................................      2,500                      137,500
     Pennzoil Co. .........................................................      1,000                       64,063
     Triton Energy, Ltd. (a) ..............................................      1,500                       60,188
     Unocal Corp. .........................................................      3,000                      122,812
                                                                                                     --------------
                                                                                                            711,000
                                                                                                     --------------
Oil & Gas Drilling - 8.70%
     Ensco International, Inc. ............................................      5,000                      141,250
     Santa Fe International Corp. .........................................      8,000                       82,500
     Smith International, Inc. (a) ........................................      1,500                       88,125
     Ultramar Diamond Shamrock Corp. ......................................      3,000                       96,937
     UTI Energy Corp. (a) .................................................      5,000                       86,875
                                                                                                     --------------
                                                                                                            495,687
                                                                                                     --------------
Oil & Gas Exploration and Production - 9.34%
     Benz Energy, Ltd. (a) ................................................     10,000                       12,448
     Bonavista Petroleum, Ltd. (a) ........................................     13,000                       53,184
     Canadian Conquest Exploration, Inc. (a) ..............................     50,000                       40,211
     EEX Corp. (a) ........................................................     10,000                       96,875
     Global Industries, Inc. (a) ..........................................      2,500                       56,719
     Pacalta Resources, Ltd. (a) ..........................................      5,000                       35,666
     Probe Exploration, Inc. (a) ..........................................     15,000                       65,037
     Total SA, ADR.........................................................      2,000                      117,500
     Ultra Petroleum Corp. (a) ............................................     15,000                       54,023
                                                                                                     --------------
                                                                                                            531,663
                                                                                                     --------------
Paper & Related Products - 9.39%
     Asia Pulp & Paper Co., Ltd., ADR .....................................      4,000                       58,250
     Champion International Corp. .........................................      2,000                      107,625
     Louisiana-Pacific Corp. ..............................................      5,000                      109,375
     Tembec, Inc., Class A (a) ............................................     10,000                       66,086
     Union Camp Corp. .....................................................      1,300                       78,488
     Weyerhaeuser Co. .....................................................      2,000                      115,250
                                                                                                     --------------
                                                                                                            535,074
                                                                                                     --------------





                                      B-54




ORBITEX GROUP OF FUNDS
STRATEGIC NATURAL RESOURCES FUND
SCHEDULE OF INVESTMENTS (continued)
April 30, 1998

-------------------------------------------------------------------------------------------------------------------
                                                                                                         Market
                                                                               Shares                     Value
-------------------------------------------------------------------------------------------------------------------
Petroleum Services - 10.46%
     Baker Hughes, Inc. ...................................................      2,500                      101,250
     Barrington Petroleum, Ltd. (a) .......................................     15,000                       46,156
     Lyondell Petrochemical Co. ...........................................      3,000                       98,625
     Noble Drilling Corp. (a) .............................................      2,500                       80,781
     Seven Seas Petroleum, Inc. (a) .......................................      2,000                       42,500
     Veritas DGC, Inc. (a) ................................................      2,000                      108,375
     Western Atlas, Inc. ..................................................      1,500                      118,500
                                                                                                     --------------
                                                                                                            596,187
                                                                                                     --------------
Software - 0.16%
     Mobius Management Systems, Inc. (a) ..................................        500               $        9,250
                                                                                                     --------------

Steel - 0.92%
     AK Steel Holding Corp. ...............................................      2,500                       52,500
                                                                                                     --------------

TOTAL COMMON STOCKS - (Cost $4,805,529)                                                                   5,197,112
                                                                                                    ---------------



SHORT TERM INVESTMENTS (Cost $181,000) - 3.18%                                Principal
TIME DEPOSIT - 3.18%                                                           Amount
     State Street Bank and Trust Co.,
     5.250%, 05/01/1998 ................................................... $  181,000                      181,000
                                                                                                     --------------


                                                                                                     --------------

TOTAL INVESTMENTS (Cost $4,986,529) - 94.39%                                                              5,378,112
OTHER ASSETS AND LIABILITIES - 5.61%                                                                        319,722
                                                                                                     --------------

NET ASSETS - 100.00%                                                                                 $    5,697,834
                                                                                                     ==============




(a)   Denotes non-income producing security.
ADR - American Depository Receipt

ORBITEX GROUP OF FUNDS
INFO - TECH & COMMUNICATIONS FUND
SCHEDULE OF INVESTMENTS
April 30, 1998

-------------------------------------------------------------------------------------------------------------------
                                                                                                         Market
                                                                               Shares                     Value
-------------------------------------------------------------------------------------------------------------------
COMMON STOCKS - 71.81%
Advertising - 4.78%
     DoubleClick, Inc. (a) ................................................      2,800               $      116,725
                                                                                                     --------------

Business Services - 5.61%
     At Home Corp., Series A (a) ..........................................      1,700                       56,631
     Nokia Corp., ADR .....................................................      1,200                       80,250
                                                                                                     --------------

                                                                                                            136,881
                                                                                                     --------------
Communication Services - 2.36%
     China Telecom Hong Kong, Ltd., ADR (a) ...............................      1,000                       38,625
     Exodus Communications, Inc. (a) ......................................        500                       19,000
                                                                                                     --------------

                                                                                                             57,625
                                                                                                     --------------
Electronics - 16.75%
     Altera Corp. (a) .....................................................      1,000                       40,500
     Applied Materials, Inc. (a) ..........................................      1,000                       36,125
     ARM Holdings Plc, ADR (a) ............................................        500                       20,188
     Broadcom Corp. (a) ...................................................      2,000                       96,000
     Lexmark International Group, Inc., Class A (a) .......................        600                       34,725
     Maxim Integrated Products, Inc. (a) ..................................      1,500                       60,562
     Motorola, Inc. .......................................................        900                       50,062
     Texas Instruments, Inc. ..............................................      1,100                       70,469
                                                                                                     --------------
                                                                                                            408,631
                                                                                                     --------------
Networking Products - 0.90%
     Cisco Systems, Inc. (a) ..............................................        300                       21,975
                                                                                                     --------------

Software - 14.33%
     ISS Group, Inc. (a) ..................................................      1,000                       44,250
     Mobius Management Systems, Inc. (a) ..................................      1,500                       27,750
     Ozemail, Ltd., ADR ...................................................     10,000                      228,125
     Visual Networks, Inc. (a) ............................................      1,500                       49,687
                                                                                                     --------------
                                                                                                            349,812
                                                                                                     --------------
Telecommunications Equipment - 8.76%
     Advanced Radio Telecom Corp. (a) .....................................      1,500                       21,938
     Ascend Communications, Inc. (a) ......................................      1,600                       69,700
     DSC Communications Corp. (a) .........................................      1,000                       18,000
     Lucent Technologies, Inc. ............................................        400                       30,450
     Newbridge Networks Corp. (a) .........................................      1,000                       29,312
     Northern Telecom, Ltd. ...............................................        400                       24,350
     Reltec Corp. (a) .....................................................        500                       19,938
                                                                                                     --------------
                                                                                                            213,688
                                                                                                     --------------




                                      B-56



ORBITEX GROUP OF FUNDS
INFO - TECH & COMMUNICATIONS FUND
SCHEDULE OF INVESTMENTS (continued)
April 30, 1998

-------------------------------------------------------------------------------------------------------------------
                                                                                                         Market
                                                                               Shares                     Value
-------------------------------------------------------------------------------------------------------------------
Telecommunications Services - 6.28%
     Metronet Communications Corp., Class B (a) ...........................      1,000               $       25,000
     NTL, Inc. (a) ........................................................      1,000                       39,000
     Omnipoint Corp. (a) ..................................................      2,200                       53,900
     Tellabs, Inc. (a) ....................................................        500                       35,438
                                                                                                     --------------
                                                                                                            153,338
                                                                                                     --------------
Telephone - 12.04%
     BCE, Inc. ............................................................        500                       21,281
     Compania Anonima Nacional Telefonos de Venezuela, ADR ................      1,200                       40,200
     E. Spire Communications, Inc. (a) ....................................        900                       17,100
     ITC Deltacom, Inc. (a) ...............................................        500                       14,313
     Nextlink Communications, Inc., Class A (a) ...........................        800                       24,000
     Powertel, Inc. (a) ...................................................      1,600                       36,600
     Sprint Corp. .........................................................        400                       27,325
     Telecomunicacoes Brasileiras, ADR.....................................        400                       48,725
     WorldCom, Inc. .......................................................      1,500                       64,172
                                                                                                     --------------
                                                                                                            293,716
                                                                                                     --------------
TOTAL COMMON STOCKS - (Cost $1,446,288)                                                                   1,752,391
                                                                                                     --------------



SHORT TERM INVESTMENTS (Cost $706,000) - 28.93%                               Principal
TIME DEPOSIT - 28.93%                                                          Amount
     State Street Bank and Trust Co.,
      5.250%, 05/01/1998 .................................................. $  706,000                      706,000
                                                                                                     --------------

TOTAL INVESTMENTS (Cost $2,152,288) - 100.74%                                                             2,458,391
OTHER ASSETS AND LIABILITIES - (0.74)%                                                                      (18,049)
                                                                                                     --------------
NET ASSETS - 100.00%                                                                                 $    2,440,342
                                                                                                     ==============


(a)   Denotes non-income producing security
ADR - American Depository Receipt

ORBITEX GROUP OF FUNDS
GROWTH FUND
SCHEDULE OF INVESTMENTS
April 30, 1998

-------------------------------------------------------------------------------------------------------------------
                                                                                                         Market
                                                                               Shares                     Value
-------------------------------------------------------------------------------------------------------------------
COMMON STOCKS - 101.66%
Advertising - 1.64%
     DoubleClick, Inc. (a) ................................................        350               $       14,591
                                                                                                     --------------

Air Travel - 4.82%
     AMR Corp. (a) ........................................................        100                       15,237
     ASA Holdings, Inc. ...................................................        440                       16,720
     Southwest Airlines Co. ...............................................        400                       10,975
                                                                                                     --------------

                                                                                                             42,932
                                                                                                     --------------
Auto Parts - 3.56%
     CSK Auto Corp. (a) ...................................................        700                       18,900
     Superior Industries International, Inc. ..............................        400                       12,850
                                                                                                     --------------
                                                                                                             31,750
                                                                                                     --------------
Banks - 1.91%
     BankAmerica Corp. ....................................................        200                       17,000
                                                                                                     --------------

Broadcasting - 3.67%
     Tele-Communications, Inc., Liberty Media Group, Series A (a) .........        500                       16,594
     Tele-Communications, Inc., TCI Group, Series A (a) ...................        500                       16,125
                                                                                                     --------------
                                                                                                             32,719
                                                                                                     --------------
Business Services - 3.22%
     Equifax, Inc. ........................................................        400                       15,475
     Manpower, Inc. .......................................................        300                       13,219
                                                                                                     --------------

                                                                                                             28,694
Chemicals - 2.17%
     Dow Chemical Co. .....................................................        200                       19,337
                                                                                                     --------------

Computers & Business Equipment - 1.95%
     Symbol Technologies, Inc. ............................................        450                       17,325
                                                                                                     --------------

Diversified Manufacturing- 1.91%
     General Electric Co. .................................................        200                       17,025
                                                                                                     --------------

Drugs & Health Care - 8.64%
     Agouron Pharmaceuticals, Inc. (a) ....................................        500                       17,000
     Amgen, Inc. ..........................................................        200                       11,925
     Biogen, Inc. (a) .....................................................        100                        4,438
     Bristol-Myers Squibb Co. .............................................        100                       10,587
     Cellegy Pharmaceuticals, Inc. (a) ....................................      1,300                        7,394
     Merck & Co., Inc. ....................................................        100                       12,050
     RLI Corp. ............................................................        250                       13,562
                                                                                                     --------------
                                                                                                             76,956
                                                                                                     --------------
Electric Utilities - 2.95%
     Eastern Utilities Assoc. .............................................      1,000                       26,250
                                                                                                     --------------


                                      B-58


ORBITEX GROUP OF FUNDS
GROWTH FUND
SCHEDULE OF INVESTMENTS (continued)
April 30, 1998

-------------------------------------------------------------------------------------------------------------------
                                                                                                         Market
                                                                               Shares                     Value
-------------------------------------------------------------------------------------------------------------------
Electronics - 5.25%
     ARM Holdings Plc, ADR (a) ............................................        200               $        8,075
     Maxim Integrated Products, Inc. (a) ..................................        250                       10,094
     SGS-Thomson Microelectronics NV (a) ..................................        100                        8,450
     Texas Instruments, Inc. ..............................................        100                        6,406
     Xilinx, Inc. (a) .....................................................        300                       13,725
                                                                                                     --------------
                                                                                                             46,750
                                                                                                     --------------
Financial Services - 2.70%
     Countrywide Credit Industries, Inc. ..................................        250                       12,094
     Federal National Mortgage Assoc. .....................................        200                       11,975
                                                                                                     --------------
                                                                                                             24,069
                                                                                                     --------------
Gas & Pipeline Utilities - 2.73%
     Leviathan Gas Pipeline Partners ......................................        750                       24,328
                                                                                                     --------------

Homebuilders - 0.96%
     Kaufman & Broad Home Corp. ...........................................        290                        8,584
                                                                                                     --------------

Industrial Machinery - 3.46%
     Magna International, Inc., Class A ...................................        200                       14,912
     Tokheim Corp. (a) ....................................................      1,000                       15,875
                                                                                                     --------------
                                                                                                             30,787
                                                                                                     --------------
Insurance - 0.96%
     20th Century Industries ..............................................        300                        8,550
                                                                                                     --------------

International Oil - 0.93%
     Chevron Corp. ........................................................        100                        8,269
                                                                                                     --------------

Metals - 6.18%
     Friedman Industries, Inc. ............................................      5,775                       42,591
     Precision Castparts Corp. ............................................        200                       12,425
                                                                                                     --------------
                                                                                                             55,016
                                                                                                     --------------
Mining - 3.09%
     Getchell Gold Corp. (a) ..............................................        600                       14,775
     Homestake Mining Co. .................................................      1,100                       12,787
                                                                                                     --------------
                                                                                                             27,562
                                                                                                     --------------
Networking Products - 2.64%
     3Com Corp. (a) .......................................................        260                        8,889
     Cisco Systems, Inc. (a) ..............................................        200                       14,650
                                                                                                     --------------
                                                                                                             23,539
                                                                                                     --------------
Paper - 4.37%
     Pope & Talbot, Inc. ..................................................      2,500                       38,906
                                                                                                     --------------

Petroleum Services - 1.06%
     Global Marine, Inc. (a) ..............................................        400                        9,425
                                                                                                     --------------




                                      B-59



ORBITEX GROUP OF FUNDS
GROWTH FUND
SCHEDULE OF INVESTMENTS (continued)
April 30, 1998

--------------------------------------------------------------------------------------------------------------------
                                                                                                         Market
                                                                               Shares                     Value
--------------------------------------------------------------------------------------------------------------------
Real Estate - 2.02%
     Catellus Development Corp. (a) .......................................        300               $        5,344
     Lennar Corp. .........................................................        450                       12,655
                                                                                                     --------------
                                                                                                             17,999
                                                                                                     --------------
Retail - 1.36%
     Viking Office Products, Inc. (a) .....................................        500                       12,094
                                                                                                     --------------

Retail Trade - 1.95%
     Longs Drug Stores Corp. ..............................................        600                       17,362
                                                                                                     --------------

Savings and Loan - 3.49%
     Golden West Financial Corp. ..........................................        150                       15,797
     H.F. Ahmanson & Co. ..................................................        200                       15,250
                                                                                                     --------------
                                                                                                             31,047
                                                                                                     --------------
Software - 13.99%
     Check Point Software Technologies, Ltd. (a) ..........................        200                        5,875
     Computer Associate International, Inc. ...............................        300                       17,569
     Electronic Arts, Inc. (a) ............................................        300                       13,875
     HTE, Inc. (a) ........................................................        500                       14,000
     Pegasystems, Inc. (a) ................................................        700                       13,125
     Peregrine Systems, Inc. (a) ..........................................        600                       14,475
     Transaction Systems Architects, Inc., Class A (a) ....................        300                       12,600
     Visual Networks, Inc. (a) ............................................      1,000                       33,125
                                                                                                     --------------
                                                                                                            124,644
                                                                                                     --------------
Telecommunications Services - 1.59%
     Tellabs, Inc. (a) ....................................................        200                       14,175
                                                                                                     --------------

Tobacco - 1.86%
     UST, Inc. ............................................................        600                       16,538
                                                                                                     --------------

Transportation - 1.54%
     C.H. Robinson Worldwide, Inc. ........................................        600                       13,725
                                                                                                     --------------

Trucking & Freight Forwarding - 3.09%
     Air Express International Corp. ......................................        400                       10,500
     Expeditores International ............................................        400                       17,000
                                                                                                     --------------
                                                                                                             27,500
                                                                                                     --------------
TOTAL COMMON STOCKS - (Cost $846,862)                                                                       905,448
                                                                                                     --------------

TOTAL INVESTMENTS (Cost $846,862) - 101.66%                                                                 905,448
OTHER ASSETS AND LIABILITIES - (1.66)%                                                                      (14,808)
                                                                                                     --------------
NET ASSETS - 100.00%                                                                                 $      890,640
                                                                                                     ==============


(a)   Denotes non-income producing security
ADR - American Depository Receipt

ORBITEX GROUP OF FUNDS
ASIAN HIGH YIELD FUND
SCHEDULE OF INVESTMENTS
April 30, 1998

--------------------------------------------------------------------------------------------------------------------
                                                                             Principal                   Market
                                                                               Amount                     Value
--------------------------------------------------------------------------------------------------------------------
BONDS AND NOTES - 106.23%
BRAZIL - 1.15%
Government - 1.15%
     Republic of Brazil C Bond, 5.00%
       with 3.00% Interest Capitalization, 04/15/2014 (a)(b).............    $  52,279               $       43,326
                                                                                                     --------------

CHINA - 2.46%
Government - 1.22%
     Guangdong International Trust
       & Investment Corp., 8.750%, 10/24/2016 (c) .........................     50,000                       46,000
                                                                                                     --------------

Municipal - 1.24%
     Zhuhai Hwy Co., Ltd., 11.500%, 07/01/2008 (c) ........................     50,000                       46,750
                                                                                                     --------------

HONG KONG - 2.56%
Industrial - 1.26%
     Hutchison Whampoa, Ltd., 6.950%, 08/01/2007 (c).......................     50,000                       47,395
                                                                                                     --------------

Real Estate - 1.30%
     Cheung Kong Finance, 5.500%, 09/30/1998 ..............................     50,000                       49,125
                                                                                                     --------------

INDIA - 6.19%
Energy - 4.93%
     Tata Electric Co., 7.875%, 08/19/2007 (c).............................    200,000                      185,720
                                                                                                     --------------

Industrials - 1.26%
     Reliance Industries, Ltd., 8.125%, 09/27/2005 (c).....................     50,000                       47,500
                                                                                                     --------------

INDONESIA- 0.92%
Food, Beverage & Tobacco - 0.92%
     Sampoerna International Financial Co., 8.375%, 06/15/2006 (c).........     50,000                       34,500
                                                                                                     --------------

JAPAN - 8.71%
Banks - 2.61%
     Tokai Preferred Capital Co. LLC, 9.980%, 12/29/2049 (c)(d)............    100,000                       98,500
                                                                                                     --------------

Electric Utilities - 6.10%
     Tenaga Nasional Berhad, 7.625%, 04/29/2007 (c)........................     50,000                       44,875
     Tenaga Nasional Berhad, 7.875%, 06/15/2004 (c)........................    200,000                      184,790
                                                                                                     --------------
                                                                                                            229,665



                                      B-61



ORBITEX GROUP OF FUNDS
ASIAN HIGH YIELD FUND
SCHEDULE OF INVESTMENTS (continued)
April 30, 1998

--------------------------------------------------------------------------------------------------------------------
                                                                              Principal                  Market
                                                                               Amount                     Value
--------------------------------------------------------------------------------------------------------------------
KOREA - 37.61%
Banks - 8.75%
     Korea Development Bank, 7.000%, 07/15/1999 ........................... $  100,000               $       98,590
     Korea Development Bank, 7.375%, 09/17/2004 ...........................    250,000                      230,825
                                                                                                     --------------
                                                                                                            329,415
Government - 14.55%
     Export-Import Bank of  Korea, 6.500%, 02/10/2002 .....................    110,000                      100,937
     Export-Import Bank of  Korea, 6.500%, 11/15/2006 .....................    200,000                      175,000
     Export-Import Bank of  Korea, 7.100%, 03/15/2007 .....................     80,000                       74,800
     Republic of Korea, 8.875%, 04/15/2008 ................................    200,000                      197,210
                                                                                                     --------------
                                                                                                            547,947
Industrials - 4.96%
     Pohang Iron & Steel, Ltd., 7.500%, 08/1/2002 .........................    200,000                      187,000
                                                                                                     --------------

Telecommunications Services - 7.27%
     Korea Telecom, 7.625%, 04/15/2007 ....................................    100,000                       88,744
     SK Telecom Co., Ltd., 7.750%, 04/29/2004 .............................    200,000                      185,250
                                                                                                     --------------
                                                                                                            273,994
                                                                                                     --------------
Utilities - 2.08%
     Korea Electric Power Corp., 6.375%, 12/01/2003 .......................     90,000                       78,300
                                                                                                     --------------


MALAYSIA - 1.23%
Industrials - 1.23%
     Petroliam Nasional Berhad, 7.125%, 08/15/2005 (c).....................     50,000                       46,340
                                                                                                     --------------


MEXICO - 2.75%
Industrials - 2.75%
     AXA SA de CV, 9.000%, 08/04/2004 (c)..................................     50,000                       49,125
     Copamex Industrias SA De CV, 11.375%, 04/30/2004 .....................     50,000                       54,625
                                                                                                     --------------
                                                                                                            103,750
                                                                                                     --------------


PHILIPPINES - 21.15%
Energy - 9.21%
     Ce Casecnan Water & Energy, Inc.,
       Senior Note, 11.450%, 11/15/2005 ...................................    100,000                      105,200
     Ce Casecnan Water & Energy, Inc.,
       Senior Note, 11.950%, 11/15/2010 ...................................    225,000                      241,603
                                                                                                     --------------
                                                                                                            346,803
                                                                                                     --------------
Government - 9.11%
     Bangko Sentral Ng Philipinas, 8.600%, 06/15/2027 .....................    100,000                       90,000
     ING Bank NV, Floating Rate Note, 02/12/1999 (c)(e)(d)(f) .............    100,000                      104,250
     Republic of Philippines, 8.875%, 04/15/2008 ..........................    150,000                      148,875
                                                                                                     --------------
                                                                                                            343,125
                                                                                                     --------------
Telephone - 2.83%
     Philippine Long Distance Telephone, 10.625%, 06/02/2004 ..............    100,000                      106,470
                                                                                                     --------------




                                      B-62



ORBITEX GROUP OF FUNDS
ASIAN HIGH YIELD FUND
SCHEDULE OF INVESTMENTS (continued)
April 30, 1998

--------------------------------------------------------------------------------------------------------------------
                                                                              Principal                  Market
                                                                               Amount                     Value
--------------------------------------------------------------------------------------------------------------------
RUSSIA - 1.17%
Government - 1.17%
     Russia Ministry of Finance, 9.250%, 11/27/2001 ....................... $   30,000               $       29,475
     Russia Ministry of Finance, 10.000%, 06/26/2007 ......................     15,000                       14,456
                                                                                                     --------------
                                                                                                             43,931
                                                                                                     --------------

THAILAND - 12.12%
Banks - 4.58%
     Bangkok Bank Public Co., Ltd., 7.250%, 09/15/2005 (c) ................    200,000                      172,340
                                                                                                     --------------

Industrials - 7.54%
     PTTEP International, Ltd., 7.625%, 10/01/2006 (c).....................    320,000                      283,888
                                                                                                     --------------

TURKEY - 5.37%
Government - 5.37%
     Republic of Turkey, 10.000%, 09/19/2007 ..............................    100,000                      102,500
     Sultan, Ltd., Floating Rate Note, 8.750%, 06/11/1999 (d) .............    100,000                       99,760
                                                                                                     --------------
                                                                                                            202,260
                                                                                                     --------------

UNITED STATES - 2.84%
Government - 2.84%
     United States Treasury Note, 6.875%, 05/15/2006 ......................    100,000                      107,062
                                                                                                     --------------

TOTAL BONDS AND NOTES - (Cost $4,015,710)                                                                 4,001,106
                                                                                                    ---------------

PREFERRED STOCKS (Cost $49,716) - 1.32%
CHINA - 1.32%                                                                   Shares
                                                                                ------
Industrials - 1.32%
     Swire Pacific, Ltd., 9.33%, Series 144A(c)............................      2,200                       50,050
                                                                                                     --------------


TOTAL LONG TERM INVESTMENTS - (Cost $4,065,426)                                                           4,051,156
                                                                                                    ---------------



                                      B-63



ORBITEX GROUP OF FUNDS
ASIAN HIGH YIELD FUND
SCHEDULE OF INVESTMENTS (continued)
April 30, 1998

--------------------------------------------------------------------------------------------------------------------
                                                                              Principal                  Market
                                                                               Amount                     Value
--------------------------------------------------------------------------------------------------------------------
SHORT TERM INVESTMENTS (Cost $354,755) - 9.42%
UNITED STATES - 9.42%
Government - 9.42%
     United States Treasury Bill,
        4.850% - 4.990%, 06/25/1998 - 07/09/1998(g)........................  $ 358,000               $      354,755
                                                                                                     --------------

TOTAL INVESTMENTS (Cost $4,420,181) - 116.97%                                                             4,405,911
OTHER ASSETS AND LIABILITIES - (16.97)%                                                                    (639,354)
                                                                                                     --------------

NET ASSETS - 100.00%                                                                                 $    3,766,557
                                                                                                     ==============



(a) The coupon rate shown on step-up coupon bond represents the rate as of April 30, 1998.
(b) Bond pays stated or additional interest with "payment-in-kind" (PIK) bonds.
(c) Securities purchased pursuant to Rule 144A of the Securities Act of 1933 and may be resold in transactions exempt from registration, normally only to qualified institutional buyers. At April 30, 1998, these securities amounted to $1,442,023, representing 38.29% of the Fund's net assets.
(d) The coupon rate shown on floating rate note represents the rate at April 30, 1998.
(e) Illiquid security restricted as to resale, represents 2.77% (at value) of the net assets of the Fund, with an acquisition date of 02/12/98 and acquisition cost of $100,000.
(f) Structured Note which pays an interest amount at either the Philippines T-Bill rate (currently at 17.7%, resets semi-annually) less 2.25% or LIBOR plus 100 basis points, whichever is higher at the due date.
(g) The coupon rate represents the annualized yield at date of purchase.

ORBITEX GROUP OF FUNDS
ASIAN SELECT ADVISORS FUND
SCHEDULE OF INVESTMENTS
April 30, 1998

-------------------------------------------------------------------------------------------------------------------
                                                                                                         Market
                                                                               Shares                     Value
-------------------------------------------------------------------------------------------------------------------
COMMON STOCKS - 41.60%
HONG KONG - 19.04%
Conglomerates - 4.58%
     Hutchison Whampoa ....................................................      1,000               $        6,184
                                                                                                     --------------

Real Estate - 4.65%
     Citic Pacific, Ltd. ..................................................      1,000                        3,072
     Wharf Holdings .......................................................      2,000                        3,202
                                                                                                     --------------
                                                                                                              6,274
                                                                                                     --------------
Retail - 4.22%
     New World Development Co., Ltd. ......................................      2,000                        5,693
                                                                                                     --------------

Telephone - 5.59%
     China Telecom, Ltd. ..................................................      2,000                        3,796
     Hong Kong Telecomm ...................................................      2,000                        3,744
                                                                                                     --------------
                                                                                                              7,540
                                                                                                     --------------
KOREA - 4.04%
Electric Utilities - 4.04%
     Korea Electric Power Corp. ...........................................        400                        5,447
                                                                                                     --------------

SINGAPORE - 14.18%
Building Materials & Construction - 3.12%
     Hong Leong Asia, Ltd. ................................................      5,000                        4,202
                                                                                                     --------------

Electronics - 3.27%
     Singapore Technologies ...............................................      5,137                        4,415
                                                                                                     --------------

Telephone - 3.82%
     Singapore Telecommunications, Ltd. ...................................      3,000                        5,156
                                                                                                     --------------

Transportation - 3.97%
     Keppel Telecom & Transport ...........................................      8,000                        5,359
                                                                                                     --------------

THAILAND - 4.34%
Banks - 4.34%
     Bangkok Bank .........................................................        600                        1,506
     Thai Farmers Bank Public Co., Ltd. ...................................      1,900                        4,350
                                                                                                     --------------
                                                                                                              5,856
                                                                                                     --------------

TOTAL COMMON STOCKS - (Cost $57,817)                                                                         56,126
                                                                                                     --------------

TOTAL INVESTMENTS (Cost $57,817) - 41.60%                                                                    56,126
OTHER ASSETS AND LIABILITIES - 58.40%                                                                        78,795
                                                                                                     --------------

NET ASSETS - 100.00%                                                                                 $      134,921
                                                                                                     ==============

ORBITEX GROUP OF FUNDS
STATEMENTS OF ASSETS AND LIABILITIES
April 30, 1998

                                                   Strategic
                                                    Natural    Info-Tech &                Asian High       Asian
                                                   Resources Communications    Growth        Yield    Select Advisors
                                                     Fund         Fund          Fund         Fund          Fund
                                                     ----         ----          ----         ----          ----
ASSETS
   Investments in securities, at value (Note 2)  $  5,197,112  $ 1,752,391  $    905,448  $ 4,051,156  $     56,126
   Short term investments (Note 2).............       181,000      706,000             -      354,755             -
                                                 ------------  -----------  ------------  -----------  ------------
        Total investments......................     5,378,112    2,458,391       905,448    4,405,911        56,126

   Cash........................................           855        2,760        81,923      378,422        85,944
   Foreign currency, at value..................        35,384            -             -            -         1,065
   Receivable for securities sold..............       372,880            -        18,627            -             -
   Interest receivable.........................            26          103             -       77,358             -
   Dividends receivable........................         8,430          498         4,063        1,283            83
   Receivable for fund shares sold.............       246,116      133,455         9,413       39,035             -
   Receivable due from advisor (Note 3)........         6,407       14,614        17,142       28,783        22,647
   Prepaid expenses............................         6,048        6,049         5,381        6,179         5,378
   Deferred organizational expenses (Note 2)...        16,891       16,881        16,881       16,871        16,974
                                                 ------------  -----------  ------------  -----------  ------------
         TOTAL ASSETS..........................     6,071,149    2,632,751     1,058,878    4,953,842       188,217

LIABILITIES
   Payable for securities purchased............       310,203      117,894       114,432      376,771             -
   Payable for fund shares redeemed............             -       22,019             -            -             -
   Payable for trustee fees (Note 3)...........         1,000        1,000         1,000        1,000         1,000
   Payable for organizational expense (Note 2).         4,589        4,589         4,589        4,589         4,589
   Payable for line of credit (Note 9).........             -            -             -      750,000             -
   Accrued expenses and other liabilities......        57,523       46,907        48,217       54,925        47,707
                                                 ------------  -----------  ------------  -----------  ------------
         TOTAL LIABILITIES.....................       373,315      192,409       168,238    1,187,285        53,296
                                                 ------------  -----------  ------------  -----------  ------------
             NET ASSETS........................  $  5,697,834  $ 2,440,342  $    890,640  $ 3,766,557  $    134,921
                                                 ============  ===========  ============  ===========  ============

NET ASSETS
   Paid-in capital.............................  $  5,484,453  $ 2,164,523  $    776,356  $ 3,931,613  $    137,824
   Undistributed net investment income.........       119,210            -        13,074       26,364             -
   Accumulated net realized gain (loss) on
     investments and foreign currency transactions   (297,412)     (30,284)       42,624     (177,150)       (1,212)
   Net unrealized appreciation (depreciation) on
     investments and foreign currency transactions    391,583      306,103        58,586      (14,270)       (1,691)
                                                 ------------  -----------  ------------  -----------  ------------
         NET ASSETS............................  $  5,697,834  $ 2,440,342  $    890,640  $ 3,766,557  $    134,921
                                                 ============  ===========  ============  ===========  ============

NET ASSET VALUE PER SHARE
   Net asset value per share (based on shares
     of beneficial interest outstanding, par
     value $0.01 per share)....................  $      16.54  $     19.62  $     17.93   $     10.93  $      14.56
                                                 ============  ===========  ===========   ===========  ============

   Maximum sales charge (Note 1)...............         5.75%        5.75%        5.75%         4.75%         5.75%

   Offering price per share....................  $      17.55  $     20.82  $      19.02  $     11.48  $      15.45
                                                 ============  ===========  ============  ===========  ============

   Total shares outstanding at end of period...       344,464      124,389        49,674      344,640         9,265
                                                 ============  ===========  ============  ===========  ============

   Cost of investments.........................  $  4,986,529  $ 2,152,288  $    846,862  $ 4,420,181  $     57,817
                                                 ============  ===========  ============  ===========  ============

ORBITEX GROUP OF FUNDS
STATEMENTS OF OPERATIONS
For the Period Ended April 30, 1998 *

                                                   Strategic
                                                    Natural    Info-Tech &                Asian High       Asian
                                                   Resources Communications    Growth        Yield    Select Advisors
                                                     Fund         Fund          Fund         Fund          Fund
                                                     ----         ----          ----         ----          ----
INVESTMENT INCOME
   Interest income.............................  $     19,752  $     2,943  $        502  $   122,532  $         80
   Dividend income.............................       157,738        1,726        18,839        1,283           310
   Foreign taxes withheld......................          (369)         (62)           (7)           -             -
                                                 ------------  -----------  ------------  -----------  ------------
     TOTAL INVESTMENT INCOME...................       177,121        4,607        19,334      123,815           390

EXPENSES
   Custodian fee (Note 3)......................        45,074       40,820        45,605       36,946        51,513
   Administration fee (Note 3).................        43,750       43,750        43,750       43,750        43,750
   Investment advisor fee (Note 3).............        25,989        5,113         2,423       17,612           953
   Professional fees...........................        24,000       24,000        24,000       24,000        24,000
   Transfer agent fee..........................        14,860       15,028        14,893       14,971        14,129
   Registration fees...........................        17,000       15,510        15,219       16,404        15,100
   Distribution fee (Note 3)...................         8,316        1,635         1,291        4,227           254
   Printing expense............................         7,000        7,000         7,000        7,000         7,000
   Insurance fee...............................         2,917        2,917         2,917        2,917         2,917
   Trustees' fee (Note 3)......................         2,000        2,000         2,000        2,000         2,000
   Miscellaneous expense.......................            30           28            28        2,001            58
   Amortization of organizational expense (Note 2)      1,963        1,973         1,973        1,983         1,880
   Interest expense (Note 9)...................             -            -             -        1,924             -
                                                 ------------  -----------  ------------  -----------  ------------
      Total expenses before waivers,
      reimbursements and custodial credits ....       192,899      159,774       161,099      175,735       163,554
   Expenses waived and reimbursed (Note 3).....      (142,005)    (148,028)     (154,315)    (172,701)     (160,290)
   Fees reduced by credits allowed by the
        custodian (Note 3).....................        (1,091)      (1,929)       (1,622)      (1,110)       (1,677)
                                                ------------- ------------ ------------- ------------ -------------
      NET EXPENSES.............................        49,803        9,817         5,162        1,924         1,587
                                                 ------------  -----------  ------------  -----------  ------------

      NET INVESTMENT INCOME (LOSS).............       127,318       (5,210)       14,172      121,891        (1,197)
                                                 ------------  -----------  ------------  -----------  ------------

REALIZED AND UNREALIZED GAIN
     (LOSS) ON INVESTMENTS AND
     FOREIGN CURRENCY TRANSACTIONS
   Net realized gain (loss) on:
     Investments...............................      (290,842)     (30,284)       41,526     (177,110)       (1,212)
     Foreign currency related transactions.....          (615)           -             -            -            44
                                                 ------------  -----------  ------------  -----------  ------------
        Total net realized gain (loss).........      (291,457)     (30,284)       41,526     (177,110)       (1,168)
   Net change in unrealized appreciation
     (depreciation) on investment transactions.       391,583      306,103        58,586      (14,270)       (1,691)
                                                 ------------  -----------  ------------  -----------  ------------
        NET REALIZED AND UNREALIZED
            GAIN (LOSS)........................       100,126      275,819       100,112     (191,380)       (2,859)
                                                 ------------  -----------  ------------  -----------  ------------
   NET INCREASE (DECREASE) IN NET
     ASSETS RESULTING FROM
        OPERATIONS.............................  $    227,444  $   270,609  $    114,284  $   (69,489) $     (4,056)
                                                 ============  ===========  ============  ===========  ============

   SALES CHARGE PAID TO
     FUNDS DISTRIBUTOR, INC. ..................  $     38,790  $    47,510  $      5,248  $    55,389  $      1,100
                                                 =========================  ============  ===========  ============

* The commencement of investment operations was October 23, 1997 for Strategic Natural Resources Fund, October 22, 1997 for Info-Tech & Communications Fund and Growth Fund, October 20, 1997 for Asian High Yield Fund, and October 31, 1997 for Asian Select Advisors Fund.

ORBITEX GROUP OF FUNDS
STATEMENTS OF CHANGES IN NET ASSETS
For the Period Ended April 30, 1998 *

                                                   Strategic
                                                    Natural    Info-Tech &                Asian High       Asian
                                                   Resources Communications    Growth        Yield    Select Advisors
                                                     Fund         Fund          Fund         Fund          Fund
                                                     ----         ----          ----         ----          ----
INCREASE (DECREASE) IN NET ASSETS
From Operations:
Net investment income (loss)...................  $    127,318  $    (5,210) $     14,172  $   121,891  $     (1,197)
Net realized gain (loss) on investments and
   foreign currency related transactions.......      (291,457)     (30,284)       41,526     (177,110)       (1,168)
Net change in unrealized appreciation
   (depreciation) on investment transactions...       391,583      306,103        58,586      (14,270)       (1,691)
                                                 ------------  -----------  ------------  -----------  ------------
Net increase (decrease) in net assets
   resulting from operations...................       227,444      270,609       114,284      (69,489)       (4,056)
                                                 ------------  -----------  ------------  -----------  ------------

Dividends and distributions to shareholders
   from:
Net investment income..........................        (7,147)           -             -      (95,628)            -
Distributions in excess of net realized gains..        (6,916)           -             -            -             -
                                                 ------------  -----------  ------------  -----------  ------------
   Total dividends and distributions to
     shareholders .............................       (14,063)           -             -      (95,628)            -
                                                 ------------  -----------  ------------  -----------  ------------

Fund share transactions:
Proceeds from fund shares sold.................    10,833,321    2,171,752       756,356    5,998,122       118,977
Proceeds from reinvestment of dividends........        12,051            -             -       21,381             -
Cost of fund shares redeemed...................    (5,380,919)     (22,019)            -   (2,107,829)            -
                                                 ------------  -----------  ------------  -----------  ------------
   Net increase from fund share transactions...     5,464,453    2,149,733       756,356    3,911,674       118,977

Total increase in net assets...................     5,677,834    2,420,342       870,640    3,746,557       114,921
                                                 ------------  -----------  ------------  -----------  ------------

Net assets:
Beginning of period (Note 8)...................        20,000       20,000        20,000       20,000        20,000
                                                 ------------  -----------  ------------  -----------  ------------
End of period .................................  $  5,697,834  $ 2,440,342  $    890,640  $ 3,766,557  $    134,921
                                                 ============  ===========  ============  ===========  ============

Number of fund shares:
Shares outstanding at beginning of period (Note 8)      1,333        1,333         1,333        1,667         1,333
Shares sold....................................       709,678      124,204        48,341      528,380         7,932
Shares reinvested..............................           713            -             -        2,010             -
Shares redeemed................................      (367,260)      (1,148)            -     (187,417)            -
                                                 ------------- -----------  ------------  -----------  ------------
Net increase in shares outstanding.............       343,131      123,056        48,341      342,973         7,932
                                                 ------------  -----------  ------------  -----------  ------------
   Total shares outstanding at end of period...       344,464      124,389        49,674      344,640         9,265
                                                 ============  ===========  ============  ===========  ============

Undistributed net investment income at
   end of period ..............................  $    119,210  $         -  $     13,074  $    26,364  $          -
                                                 ============  ===========  ============  ===========  ============
   Foreign currency, at cost...................  $     35,384  $         -  $          -  $         -  $      1,065
                                                 ============  ===========  ============  ===========  ============


* The commencement of investment operations was October 23, 1997 for Strategic Natural Resources Fund, October 22, 1997 for Info-Tech & Communications Fund and Growth Fund, October 20, 1997 for Asian High Yield Fund, and October 31, 1997 for Asian Select Advisors Fund.

ORBITEX GROUP OF FUNDS
FINANCIAL HIGHLIGHTS
For the Period Ended April 30, 1998 (a)
Selected data based on a share outstanding throughout the period indicated



                                                          Strategic                                                         Asian
                                                           Natural         Info-Tech &                       Asian         Select
                                                          Resources      Communications       Growth       High Yield     Advisors
                                                             Fund             Fund             Fund           Fund          Fund
                                                             ----             ----             ----           ----          ----

Net asset value, beginning of period .....................   $ 15.00        $  15.00       $  15.00        $  12.00       $ 15.00
                                                             -------        --------       --------        --------       -------



Income (loss) from investment operations:

Net investment income ....................................      0.38 (d)        0.00           0.26(d)         0.45          0.00

Net realized and unrealized gain (loss) on investments
and foreign currency related transactions ................      1.22            4.62           2.67           (1.15)        (0.44)
                                                             -------        --------       --------        --------       -------



Total income (loss) from investment operations ...........      1.60            4.62           2.93           (0.70)        (0.44)
                                                             -------        --------       --------        --------       -------



Less distributions from net investment income ............     (0.03)          --             --              (0.37)        --


Less distributions in excess of capital gains ............     (0.03)          --             --              --            --
                                                             -------        --------       --------        --------       -------


Total distributions from net investment income
and net capital gains ....................................     (0.06)          --             --              (0.37)        --
                                                             =======        ========       ========        ========       =======



Net asset value, end of period ...........................   $ 16.54        $  19.62       $  17.93        $  10.93       $ 14.56
                                                             =======        ========       ========        ========       =======



Total Return (b) .........................................    10.74%          30.80%         19.53%         (5.71)%       (2.93)%
                                                             =======        ========       ========        ========       =======



Ratios and Supplemental Data:

Net assets, end of period (in 000's) .....................   $ 5,698        $  2,440       $    891        $  3,767       $   135

Ratio of expenses to average net assets
(including interest expense) (c) .........................     2.40%           2.40%          1.60%           0.14%         2.50%

Ratio of expenses to average net assets (including
interest expense and custodial credits) (c) ..............     2.45%           2.88%          2.11%           0.22%         5.14%

Ratio of expenses to average net assets without expenses

waived, reimbursed and/or reduced by custodial credits (c)     9.27%          39.06%         50.13%          12.47%       257.54%


Ratio of net investment income (loss) to average
net assets (c) ...........................................     6.12% (d)     (1.27)%          4.41%           8.65% (d)   (1.89)%


Portfolio turnover rate ..................................      519%             76%           448%            173%            5%

------------------------------------------------------------------------------------------------------------------------------------

(a) The commencement of investment operations was October 23, 1997 for Strategic Natural Resources Fund, October 22, 1997 for Info-Tech & Communications Fund and Growth Fund, October 20, 1997 for Asian High Yield Fund, and October 31, 1997 for Asian Select Advisors Fund.
(b) Total returns are historical and assume changes in share price, reinvestment of dividends and capital gains distributions, and assume no sales charge. Had the Advisor, Administrator and Custodian not absorbed a portion of the expenses, total returns would have been lower. Periods less than one year are not annualized.
(c)  Annualized for periods less than one year.
(d) Net investment income per share and the net investment income ratio would have been lower without a certain investment strategy followed by the Advisor during the current fiscal year.

ORBITEX GROUP OF FUNDS
NOTES TO FINANCIAL STATEMENTS
April 30, 1998

1.    Organization

Orbitex Group of Funds (the "Trust") was incorporated in Delaware in December 1996 and is registered under the Investment Company Act of 1940 (the "1940 Act"), as amended, as an open-end management investment company. The Trust is comprised of five funds (collectively the "Funds" and individually the "Fund") as follows: Strategic Natural Resources Fund, Info-Tech & Communications Fund, Growth Fund, Asian High Yield Fund and Asian Select Advisors Fund. Each Fund operates as a diversified investment company except Asian High Yield Fund which operates as a non-diversified investment company. The commencement date of operations for Strategic Natural Resources Fund, Info-Tech & Communications Fund, Growth Fund, Asian High Yield Fund and Asian Select Advisors Fund was October 23, 1997, October 22, 1997, October 22, 1997, October 20, 1997 and October 31, 1997, respectively. All Funds are offered at net asset value plus a maximum sales load of 5.75%, except for Asian High Yield Fund, which is offered at net asset value plus a maximum sales load of 4.75%.

2.    Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements:

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Security Valuation and Transactions

Equity securities are valued at the last sale price on the exchange or in the over-the-counter market in which such securities are primarily traded, as of the close of business on the day the securities are being valued, or lacking any sales, at the last available bid price. Long-term debt obligations are valued at the mean of representative quoted bid and asked prices for such securities or, if such prices are not available, at prices for securities of comparable maturity, quality and type; however, when the Advisor or Sub-Advisor deems it appropriate, prices obtained from an independent pricing service will be used. Short term debt investments with maturities less than 60 days are valued at amortized cost or original cost plus accrued interest, each of which approximates fair value.

Foreign securities are valued on the basis of market quotations from the primary market in which they are traded, and are translated from the local currency into U.S. dollars using current exchange rates.

Securities for which current market quotations are not readily available or for which quotations are not deemed by Orbitex Management, Inc. (the "Advisor") to be representative of market values are valued at fair value as determined in good faith by or under the direction of the Trustees.

Investment security transactions are accounted for as of the trade date. Cost is determined and gains and losses are based upon the specific identification method for both financial statement and federal income tax purposes.

Foreign Currency Translation

The accounting records of the Funds are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency and income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions. Purchases and sales of securities are translated into U.S. dollars at the contractual currency rates established at the approximate time of the trade.

Net realized gains and losses on foreign currency transactions represent net gains and losses from currency realized between the trade and settlement dates on securities transactions and the difference between income accrued versus income received. The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investment securities.

ORBITEX GROUP OF FUNDS
NOTES TO FINANCIAL STATEMENTS (continued)
April 30, 1998

Income Taxes

It is each Fund's policy to comply with all sections of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and gains to its shareholders and therefore, no provision for federal income tax has been made. Each Fund is treated as a separate taxpayer for federal income tax purposes.

Investment Income

Corporate actions (including cash dividends) are recorded net of nonreclaimable tax withholdings on the ex-dividend date, except for certain foreign securities for which corporate actions are recorded as soon after ex-dividend date as such information is available. Interest income is recorded on the accrual basis. Market discount, original issue discount and premium are accreted and amortized respectively, on a yield to maturity basis. The value of additional securities received as interest or dividend payments is recorded at their fair value as income and as the cost basis of such securities.

Expenses

Expenses of the Trust which are directly identifiable to a specific Fund are allocated to that Fund. Expenses which are not readily identifiable to a specific Fund are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the Funds.

Distributions to Shareholders

Income dividends will normally be declared and distributed quarterly for the Asian High Yield Fund and annually for each of the other Funds. All Funds declare and pay net realized capital gain distributions annually. The character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Funds, timing differences and differing characterization of distributions made by each Fund as a whole.

Deferred Organizational Costs

Organizational expenses have been deferred and are being amortized over a period of five years commencing with operations. The Advisor has agreed with respect to each of the Funds that, if any of the initial shares of a Fund are redeemed during such amortization period by the holder thereof, the redemption proceeds will be reduced for any unamortized organization expenses in the same ratio as the number of shares redeemed bears to the number of initial shares held at the time of redemption. The Advisor has paid a majority of the organizational costs of the Funds and was reimbursed by the Funds.

Repurchase Agreements

Each Fund may enter into repurchase agreements. In a repurchase agreement, a Fund buys a security and the seller simultaneously agrees to repurchase the security on a specified future date at an agreed-upon price. The repurchase price reflects an agreed-upon interest rate during the time the Fund's money is invested in the security. Because the security constitutes collateral for the repurchase obligation, a repurchase agreement can be considered a collateralized loan. The Fund's risk is the ability of the seller to pay the agreed-upon price on the maturity date. If the seller is unable to make a timely repurchase, the Fund could experience delays in the receipt of expected proceeds, suffer a loss in principal or current interest, or incur costs in liquidating the collateral. The Trustees have established criteria to evaluate the creditworthiness of parties with which the Funds may enter into repurchase agreements.

ORBITEX GROUP OF FUNDS
NOTES TO FINANCIAL STATEMENTS (continued)
April 30, 1998

Structured Notes

Each Fund may invest in structured notes, whose principal amount, redemption terms or conversion terms are related to specific securities or other indices. The prices of structured securities have historically been subject to high volatility and their interest or dividend rates may at times be substantially lower than prevailing market rates.

Other

There are certain additional risks involved when investing in foreign securities that are not inherent in domestic securities. These risks may involve foreign currency exchange rate fluctuations, adverse political and economic developments and the imposition of unfavorable foreign governmental laws and restrictions.

There is significant potential for continuing economic and political turmoil in the Pacific Basin and Southeast Asia, such turmoil could have a negative effect on the share prices of the Funds; particularly the Asian High Yield Fund and the Asian Select Advisors Fund.

The Strategic Natural Resources Fund, Info-Tech & Communications Fund and Asian High Yield Fund may focus their investments in certain industries, subjecting them to greater risk than funds that are more diversified.

3.    Fees and Compensation Paid to Affiliates and Other Parties

Advisory Fees

Each Fund has entered into an Investment Advisory Agreement with the Advisor. As compensation for the services rendered, facilities furnished, and expenses borne by the Advisor, the Funds will pay the Advisor a fee accrued daily and paid monthly, at the annualized rate of 1.25% for the Strategic Natural Resources Fund, 1.25% for the Info-Tech & Communications Fund, 0.75% for the Growth Fund, 1.25% for the Asian High Yield Fund, and 1.50% for the Asian Select Advisors Fund. The Advisory Agreement also provides that the Advisor may retain Sub-Advisers at the Advisor's own cost and expense, for the purpose of managing the investment of the assets of one or more Funds of the Trust.

The Advisor has agreed to waive or limit its fees and to pay certain operating expenses to the extent necessary to limit total fund operating expenses, net of waivers and custodial credits, to an annualized rate of 2.40%, 2.40%, 1.60%, 2.00%, and 2.50% for the Strategic Natural Resources Fund, Info-Tech & Communications Fund, Growth Fund, Asian High Yield Fund and Asian Select Advisors Fund, respectively, subject to possible reimbursement by the Asian High Yield Fund in future years if such reimbursement can be achieved within the foregoing expense limit. The Advisor has agreed to waive or limit its fees and to pay all operating expenses, not including interest expense but including fee waivers and custodial credits, of the Asian High Yield Fund for the first 150 days of the Fund's operation and in 60 day intervals thereafter. The waivers for the advisor's fee for the period ended April 30, 1998 amounted to $25,989, $5,113, $2,423, $17,612 and $953 for Strategic Natural Resources Fund, Info-Tech & Communications Fund, Growth Fund, Asian High Yield Fund and Asian Select Advisors Fund, respectively. The reimbursements for the period ended April 30,1998 amounted to $55,295, $74,137, $80,890, $96,111 and $82,263 for Strategic
Natural Resources Fund, Info-Tech & Communications Fund, Growth Fund, Asian High Yield Fund and Asian Select Advisors Fund, respectively.

Sub-Advisory Fees

Asian High Yield Fund and Asian Select Advisors Fund both have Sub-Advisory relationships. Pursuant to separate Sub-Advisory Agreements among each Sub-Advisor, the Advisor and the Trust, each Sub-Advisor is responsible for the selection and management of portfolio investments for a Fund, or for its segment of a particular Fund, in accordance with the Fund's investment objective and policies and under the supervision of the Advisor.

ORBITEX GROUP OF FUNDS
NOTES TO FINANCIAL STATEMENTS
April 30, 1998

On a monthly basis, each Sub-Advisor receives a sub-advisory fee, paid by the Advisor, based on the applicable Fund's average daily net assets as follows:

                                                                Asia Strategic Investment         J.P. Morgan Investment
                                  Bankers Trust Company             Management Limited               Management, Inc.
-----------------------------------------------------------------------------------------------------------------------------
Asian High Yield Fund                       -                               -                 0.50% on the first $50
                                                                                              million average daily net
                                                                                              assets of the Fund; 0.45% on
                                                                                              the next $50 million average
                                                                                              daily net assets of the Fund;
                                                                                              and 0.40% on the average
                                                                                              daily net assets over $100
                                                                                              million of the Fund

-----------------------------------------------------------------------------------------------------------------------------
Asian Select Advisors Fund   0.70% of the average daily net   0.50% of the average daily                   -
                             assets of the Fund advised by    net assets of the Fund
                             Bankers Trust Company.           advised by Asia Strategic
                                                              Investment Management Limited


Administration Fees

State Street Bank and Trust Company ("State Street") serves as the Administrator of the Trust. For providing administrative services to the Funds, State Street will receive from each Fund, a monthly fee at an annual rate of 0.10% of the first $100 million of each Fund's average daily net assets, plus 0.08% of the next $100 million of each Fund's average daily net assets, plus 0.06% of each Fund's average daily net assets in excess of $200 million, subject to certain minimum requirements. State Street agreed to waive certain fees for the period ended April 30, 1998 which amounted to $40,014, $41,403, $41,412, $40,544, and
$41,610 for Strategic Natural Resources Fund, Info-Tech & Communications Fund, Growth Fund, Asian High Yield Fund and Asian Select Advisors Fund, respectively.

Custodian Fees

State Street serves as the Trust's custodian, including holding all portfolio securities and cash assets of the Trust and providing accounting services including daily valuation of the shares of each Fund, for which it receives an annual custody and accounting fee. State Street agreed to waive certain fees for the period ended April 30, 1998 which amounted to $20,707, $27,375, $29,590, $18,434 and $35,464 for Strategic Natural Resources Fund, Info-Tech & Communications Fund, Growth Fund, Asian High Yield Fund and Asian Select Advisors Fund, respectively.

Distributor

Funds Distributor, Inc. (the "Distributor") serves as the distributor of the shares of each Fund pursuant to a Distribution Plan and Agreement, pursuant to Rule 12b-1 under the 1940 Act, between the Distributor and the Trust. The Rule 12b-1 Plan and Agreement provides for payment of a fee to the Distributor at an annualized rate of 0.30% of the average daily net assets of the Asian High Yield Fund and 0.40% of the average daily net assets of each of the other Funds.

Trustees Fees

The Funds pay no compensation to their Trustees who are employees of the Advisor or Sub-Advisors. Trustees who are not Advisor or Sub-Advisor employees receive an annual fee of $5,000.

ORBITEX GROUP OF FUNDS
NOTES TO FINANCIAL STATEMENTS (continued)
April 30, 1998

4.     Aggregate Unrealized Appreciation and Depreciation

The identified cost of investments in securities owned by each Fund for federal income tax purposes and their respective gross unrealized appreciation and depreciation at April 30, 1998, were as follows:


                                                             Gross           Gross      Net Unrealized
                                           Identified     Unrealized      Unrealized     Appreciation
                                              Cost       Appreciation    Depreciation   (Depreciation)
--------------------------------------------------------------------------------------------------------
Strategic Natural Resources Fund.......  $  5,014,480   $  429,886      $  66,254        $  363,632
Info-Tech & Communications Fund........     2,152,288      329,395         23,292           306,103
Growth Fund............................       847,500       77,002         19,054            57,948
Asian High Yield Fund..................     4,420,181       42,108         56,378           (14,270)
Asian Select Advisors Fund.............        57,817        2,219          3,910            (1,691)

5.     Investment Transactions

The cost of purchases and the proceeds from sales of investments, other than U.S. Government obligations and short-term securities, for the period ended April 30, 1998, were as follows:

                                                  Purchases                    Sales
-----------------------------------------------------------------------------------------------------
Strategic Natural Resources Fund.......        $  22,061,773              $  16,965,402
Info-Tech & Communications Fund........            1,950,955                    474,383
Growth Fund............................            3,178,134                  2,372,798
Asian High Yield Fund..................            6,461,606                  2,333,508
Asian Select Advisors Fund.............               61,126                      2,097

Purchases and sales of U.S. Government obligations aggregated $2,105,657 and $1,997,957, respectively, for the Asian High Yield Fund.

6.     Beneficial Interest

The following schedule shows the number of shareholders each owning 5% or more of a Fund and the total percentage of the Fund held by such shareholders:

                                                                            5% or Greater Shareholders
                                                                            --------------------------
                                                                          Number          % of Fund Held
-----------------------------------------------------------------------------------------------------------
Strategic Natural Resources Fund.......                                    2                   48%
Info-Tech & Communications Fund........                                    1                   36%
Growth Fund............................                                    4                   87%
Asian High Yield Fund..................                                    4                   70%
Asian Select Advisors Fund.............                                    3                   93%

The following schedule shows the number of affiliates each owning 5% or more of a Fund and the total percentage of the Fund held by such affiliates:

                                                                5% or Greater Affiliates
                                                                ------------------------
       Fund                                          Name                                 % of Fund Held
-----------------------------------------------------------------------------------------------------------
Growth Fund............................            James Nelson                                 6%
Asian Select Advisors Fund.............            Konrad Krill                                72%
Asian Select Advisors Fund.............            Orbitex Management Inc.                     14%

ORBITEX GROUP OF FUNDS
NOTES TO FINANCIAL STATEMENTS (continued)
April 30, 1998

7.     Capital Loss Carryforward

At April 30, 1998, the Info-Tech Communications Fund had available for federal income tax purposes unused capital losses of $30,284, expiring in the Year 2006.

Under current tax law, capital losses realized after October 31, may be deferred and treated as occurring on the first day of the following fiscal year. For the fiscal year ended April 30, 1998, the following Funds have elected to defer losses occurring between November 1, 1997 and April 30, 1998 under these rules, as follows:

                                                                   Capital            Currency
                                                                   Losses              Losses
                  Name of Fund                                    Deferred            Deferred
                  ------------                                    --------            --------
       Strategic Natural Resources Fund...........                $269,461                $706
       Asian High Yield Fund......................                 177,282                   -
       Asian Select Advisors Fund.................                   1,212                   -

Such deferred losses will be treated as arising on the first day of the fiscal year ending April 30, 1999.


8.     Initial Capitalization and Offering of Shares

During the period from May 29, 1997 to the commencement of investment operations for each of the Funds, each Fund had no operations other than those related to organizational matters, including the initial capital contribution of $20,000 for each Fund and the issuance of 1,333 shares for each of the Funds, with the exception of the Asian High Yield Fund which issued 1,667 shares. There were no additional transactions until commencement of investment operations for each of the Funds.

9.     Line of Credit

The Trust participates in a $10 million line of credit provided by Deutsche Bank AG, New York Branch (the "Bank") under a Credit Agreement (the "Agreement") dated February 17, 1998. Under the Agreement, each Fund as a separate and distinct borrower may borrow up to a designated base commitment allocation specified in the Agreement, plus its pro rata portion of any unused commitment allocation of the other borrowers under the agreement. Interest is payable in respect to the unpaid principal amount depending on the type of loan designated by the borrower. The Funds are charged an annualized commitment fee computed at a rate equal to 0.10 of 1% on a annual basis of the daily average unutilized credit balance. The Agreement requires, among other provisions, that the aggregate outstanding principal amount of the loans made to each borrower under the Agreement shall not exceed the lesser of (i) 33 1/3% of the value of the total assets of the borrower less all liabilities and indebtedness not represented by senior securities; and (ii) any borrower limitations described for such borrowers in the Trust's prospectus.

During the fiscal year ending April 30, 1998, only the Asian High Yield Fund had borrowings under the Agreement. The Asian High Yield Fund entered into a NIBOR based loan agreement on April 16, 1998 in the amount of $750,000, with an interest rate of 6.15625% (NIBOR rate plus 50 basis points). The expiration date of the loan is May 15, 1998.

ORBITEX GROUP OF FUNDS
NOTES TO FINANCIAL STATEMENTS (continued)
April 30, 1998

10.    Subsequent Events (Unaudited)

At the May 27, 1998 Board Meeting, the Trustees voted to accept the resignation of J.P. Morgan Investment Management, Inc. as the Sub-Advisor on the Asian High Yield Fund, which will be effective July 1998. The Fund will be managed by its current investment advisor, Orbitex Management Inc.

Additionally, the Trustees have approved, by unanimous vote, the addition of a new fund to the series, Orbitex West Coast Fund, and the addition of two new classes of shares. Class I shares will be an institutional class of shares offered to qualified institutions and certain fee-based investment and financial advisors. Class I shares will be offered at net asset value and subject to a shareholder servicing fee at an annual rate of 0.25% of the average daily net asset value of the Class I shares beneficially owned by the clients receiving the service. Class B shares will also be offered at net asset value, without any initial sales charge. However, there will be a contingent deferred sales charge on Class B shares which are sold within six years of their purchase date. Class B shares will also be subject to a distribution fee of 0.75% of the average daily net assets attributable to Class B shares of the Fund.

                        Report of Independent Accountants


To the Trustees and Shareholders of Orbitex Group of Funds,


In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of each of the five funds (each a "Fund") comprising Orbitex Group of Funds (the "Trust") at April 30, 1998, and the results of each Fund's operations, the changes in each Fund's net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at April 30, 1998 by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmation from brokers were not received, provide a reasonable basis for the opinion expressed above.


Price Waterhouse LLP
Boston, Massachusetts
June 12, 1998

PART C.  OTHER INFORMATION

Item 24. Financial Statements and Exhibits.


         (a)      (1)      Financial Statements for the Orbitex Group of Funds
                           as of April 30, 1998, included in the Prospectus:


                           1.       Financial Highlights


                  (2) Financial Statements for the Orbitex Group of Funds as of April 30, 1998, included in the Statement of Additional Information:
                           1.       Schedules of Investments
                           2.       Statements of Changes in Net Assets
                           3.       Statements of Operations
                           4.       Statements of Assets and Liabilities
                           5.       Financial Highlights
                           6.       Notes to Financial Statements


         (b)      Exhibits:
                  1.       a.       Declaration of Trust of Orbitex Group of
                                    Funds (the "Trust) previously filed in the Registration Statement on January 29, 1997 is incorporated herein by reference.


                  2. By-Laws of the Trust previously filed in the Registration Statement on January 29, 1997 are incorporated herein by reference.


                  3.                Not applicable.

                  4.                Not applicable.

                  5(a).    i.       Form of Investment Advisory Agreement by
                                    and between the Trust on behalf of each Fund and Orbitex Management, Inc. previously filed in Pre-Effective Amendment No. 1 to the Registration Statement on April 14, 1997 is incorporated herein by reference.

                  6(a)     i.       Form of Distribution  Agreement between the
                                    Trust and Funds  Distributor,  Inc.
                                    previously filed in the Registration
                                    Statement on January 29, 1997 is
                                    incorporated herein by reference.

                  6(b) Form of Selected Dealers Agreement previously filed in the Registration Statement on January 29, 1997 is incorporated herein by reference.

                  7.       Not applicable.

                  8.       i.       Form of Custodian Contract by and between
                                    the Trust and State Street Bank and Trust
                                    Company previously filed in the Registration
                                    Statement on January 29, 1997 is
                                    incorporated herein by reference.

                  9(a).    i.       Form of Transfer Agency and Service
                                    Agreement by and between the Trust and State
                                    Street Bank and Trust Company previously filed in the Registration Statement on January 29, 1997 is incorporated herein by reference.

                  9(b).    i.       Form of Administration Agreement by and
                                    between the Trust and State Street Bank and Trust Company previously filed in the Registration Statement on January 29, 1997 is incorporated herein by reference.


                  10.      i.       Opinion and Consent of Rogers & Wells
                                    regarding the legality of the securities being registered previously filed in
                                    Pre-Effective Amendment No. 2 to the
                                    Registration Statement dated September 26,
                                    1997 is incorporated herein by reference.

                           ii. Consent of Rogers & Wells to continued validity of September 26, 1997 opinion letter is filed herewith.

                  11.      Consent of Independent Accountants dated August 17,
                           1998.


                  12.      Not applicable.

                  13.      i.       Form of Shareholder Subscription Agreement
                                    by and between Orbitex Management, Inc. and the Trust on behalf of each Fund previously filed in Pre-Effective Amendment No. 2 to the Registration Statement dated September
                                    26, 1997 is incorporated herein by
                                    reference.

                  14. Form of Individual Retirement Account Agreement previously filed in Pre-Effective Amendment No. 2 to the Registration Statement dated September 26, 1997 is incorporated herein by reference.

                  15(a).   i.       Distribution Plan and Agreement Pursuant
                                    to Rule 12b-1 under the Investment Company
                                    Act of 1940 previously filed in
                                    Pre-Effective Amendment No. 2 to the
                                    Registration Statement dated September 26,
                                    1997 is incorporated herein by reference.


                           ii. Class B Distribution Plan and Agreement Pursuant to Rule 12b-1 under the Investment Company Act of 1940 dated May 27, 1998 is filed herein.

                           iii. Shareholder Services Plan and Shareholder Servicing Agreement (Non- Rule 12b-1 Plan) approved May 27, 1998 is filed herein.


                  15(b). Form of Distribution Sub-Agreement previously filed in Pre-Effective Amendment No. 2 to the Registration Statement dated September 26, 1997 is incorporated herein by reference.

                  16. Schedule for Computation of Performance Quotation previously filed in Post-Effective Amendment No. 1 to the Registration Statement dated March 27, 1998 is incorporated herein by reference.


                  17.      Financial Data Schedule is filed herein as Exhibit
                           27.

                  18. Rule 18f-3 Plan for Multiple Classes of Shares dated January 21, 1998 is filed herein.


                  19. Powers of Attorney previously filed in Pre-Effective Amendment No. 2 to the Registration Statement dated September 26, 1997 is incorporated herein by reference.


Item 26.          Number of Holders of Securities .


                  Orbitex Strategic Natural Resources Fund          107
                  Info-Tech & Communications Fund                     8
                  Orbitex Growth Fund                                 9
                  Orbitex Asian High Yield Fund                      15



Item 27.          Indemnification.

                  Reference is made to Article VI of the Registrant's Amended Declaration of Trust filed herein as Exhibit 1 to this Registration Statement.

                  The Registrant will indemnify its Trustees and officers to the extent permitted by law. Indemnification may not be made if the Trustee or officer has incurred liability by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of duties in the conduct of his office ("Disabling Conduct"). The means of determining whether indemnification shall be made are (1) a final decision on the merits by a court or other body before whom the proceeding is brought that the Trustees or officer was not liable by reason of Disabling Conduct, or (2) in the absence of such a decision, a reasonable determination, based on a review of the facts, that the Trustee or officer was not liable by reason of Disabling Conduct. Such latter determination may be made either by (a) vote of a majority of Trustees who are neither interested persons (as defined in the Investment Company Act of 1940) nor parties to the proceeding or (b) independent legal counsel in a written opinion. The advancement of legal expenses may not occur unless the Trustee or officer agrees to repay the advance (if it is determined that he is not entitled to the indemnification) and one of three other conditions is satisfied: (1) he provides security for his agreement to repay; (2) the Registrant is insured against loss by reason of lawful advances; (3) the Trustees who are not interested persons and are not parties to the proceedings, or independent counsel in a written opinion, determine that there is a reason to believe that the Trustee or officer will be found entitled to indemnification.

                  Insofar as indemnification for liability arising under the Securities Act of 1933 (the "1933 Act") may be permitted to Trustees, officers, controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification s against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

Item 28. (a) Certain information pertaining to business and other connections of the Registrant's Adviser, Orbitex Management, Inc. is hereby incorporated herein by reference to the section of the Prospectus captioned "How the Trust is Managed" and to the section of the Statement of Additional Information captioned "investment Management and Other Services." The information required by this Item 28 with respect to each director, officer or partner of Orbitex Management, Inc. is incorporated by reference to Form ADV filed by Orbitex Management, Inc. with the Securities and Exchange Commission pursuant to the Investment Advisers Act of 1940, as amended (File No. 801-52312).

Item 29.  Principal Underwriter.

         (a) Funds Distributor, Inc. (the "Distributor") acts as principal underwriter for the following investment companies.

American Century California Tax-Free and Municipal Funds
American Century Capital Portfolios, Inc.
American Century Government Income Trust
American Century International Bond Funds
American Century Investment Trust
American Century Municipal Trust
American Century Mutual Funds, Inc.
American Century Premium Reserves, Inc.
American Century Quantitative Equity Funds
American Century Strategic Asset Allocations, Inc.
American Century Target Maturities Trust
American Century Variable Portfolios, Inc.
American Century World Mutual Funds, Inc.
BJB Investment Funds
The Brinson Funds
Dresdner RCM Capital Funds, Inc.
Dresdner RCM Equity Funds, Inc.
Founders Fund, Inc.
Harris Insight Funds Trust

IIT Insight Funds, Inc. d/b/a Harris Insight Funds
J.P. Morgan Institutional Funds
J.P. Morgan Funds
JPM Series Trust
JPM Series Trust II
LaSalle Partners Funds, Inc.
Monetta Fund, Inc.
Monetta Trust
The Montgomery Funds I
The Montgomery Funds II
The Munder Framlington Funds Trust
The Munder Funds Trust
The Munder Funds, Inc.
National Investors Cash Management Fund, Inc.
Orbitex Group of Funds
SG Cowen Funds, Inc.
SG Cowen Income + Growth Fund, Inc.
SG Cowen Stanby Reserve Fund, Inc.
SG Cowen Stanby Tax-Exempt Reserve Fund, Inc.
SG Cowen Series Funds, Inc.
St. Clair Funds, Inc.
The Skyline Funds
Waterhouse Investors Family of Funds, Inc.
WEBS Index Fund, Inc.

         Funds Distributor is registered with the Securities and Exchange Commission as a broker-dealer and is a member of the National Association of Securities Dealers. Funds Distributor is located at 60 State Street, Suite 1300, Boston, Massachusetts 02109. Funds Distributor is an indirect wholly-owned subsidiary of Boston Institutional Group, Inc., a holding company all of whose outstanding shares are owned by key employees.

         (b) The following is a list of the executive officers, directors and partners of Funds Distributor, Inc.

         Director, President and Chief                  -Marie E. Connolly
                 Executive Officer
         Executive Vice President                       -George A. Rio
         Executive Vice President                       -Donald R. Roberson
         Executive Vice President                       -William S. Nichols
         Senior Vice President, General                 -Margaret W. Chambers
                 Counsel, Chief Compliance Officer,
                 Secretary and Clerk
         Senior Vice President                          -Michael S. Petrucelli
         Director, Senior Vice President,               -Joseph F. Tower, III
                Treasurer and Chief Financial Officer
         Senior Vice President                          -Paula R. David
         Senior Vice President                          -Allen B. Closser
         Senior Vice President                          -Bernard A Whalen
         Chairman and Director                          -William J. Nutt

(c)      Not applicable.

Item 30.          Location of Accounts and Records.

                  The following entities prepare, maintain and preserve the records required by Section 31 (a) of the1940 Act for the Registrant. These services are provided to the Registrant through written agreements between the parties to the effect that such services will be provided to the Registrant for such periods prescribed by the rules and regulations of the Securities and Exchange Commission under the 1940 Act and such records are the property of the entity required to maintain and preserve such records and will be surrendered promptly on request.

                  State Street Bank and Trust Company ("State Street") provides custodian and accounting services pursuant to a Custodian Contract between State Street and the Trust and provides transfer agent and dividend disbursing services pursuant to a Transfer Agency and Service Agreement between State Street and the Trust. In such capacities, State Street provides pricing for each Fund's portfolio securities, keeps records regarding securities and other assets in custody and in transfer, bank statements, cancelled checks, financial books and records, and keeps records of each shareholder's account and all disbursement made to shareholders. Orbitex Management, Inc., pursuant to its Investment Advisory Agreement with respect to each Fund, maintains all records required pursuant to such agreement. Each Sub-Adviser, pursuant to its Sub-Advisory Agreement with Orbitex Management, Inc. and the Trust with regard to each Fund, maintains all records required pursuant to such agreement. State Street, pursuant to its Administration Agreement with the Trust, maintains all records required pursuant to such agreement. Funds Distributor, Inc., as principal underwriter for the Trust, maintains all records required to be kept pursuant to the Distribution Agreement with the Trust, and such other records as must be maintained pursuant to the Trust's Distribution Plan and Agreement adopted to Rule 12b-1 under the 1940 Act.

Item 31.          Management Services.

                  Not applicable.

Item 32.          Undertakings.

                  (a)      Not applicable.

                  (b) Registrant undertakes to furnish each person to whom a prospectus is delivered with a copy of the Registrant's latest annual report to shareholders, upon request and without charge, beginning with the fiscal year ending April 30, 1998.

                                   SIGNATURES


       Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant duly caused this amendment to its Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized in the City of New York, and the State of New York on the 13th day of August 1998.


                                                ORBITEX GROUP OF FUNDS

                                                By: /s/ James L. Nelson
                                                    --------------------------
                                                         James L. Nelson
                                                         Trustee and President


       Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated.


             Signature                             Title                                Date
             ---------                             -----                                ----
       /s/ Otto J. Felber*                        Trustee                         August 17, 1998
       --------------------
          Otto J. Felber

                                       Trustee, President, Assistant              August 17, 1998
        /s/ James L. Nelson           Treasurer & Assistant Secretary
       --------------------
          James L. Nelson                        Secretary                        August 17, 1998

         /s/ Mark Breault
       --------------------
           Mark Breault

                                                 Treasurer                        August 17, 1998
         /s/ Kimberly Ratz
       --------------------
           Kimberly Ratz

        /s/ Ronald Altbach*                       Trustee                         August 17, 1998
       --------------------
          Ronald Altbach

       /s/ Thomas Bachmann*                       Trustee                         August 17, 1998
       --------------------
          Thomas Bachmann

        /s/ Robert Raucci*                        Trustee                         August 17, 1998
       --------------------
           Robert Raucci


*  By: /s/ James L. Nelson
       -----------------------------------
         James L. Nelson, Attorney-in-Fact

                                  EXHIBIT LIST

    Exhibit
    Number                         Description
    -------                        -----------


10ii            Consent of Rogers and Wells
11              Consent of Independent Accountants
15(a)ii         Class B Distribution Plan and Agreement Pursuant to Rule 12b-1
15(a)iii        Shareholder Services Plan and Shareholder Servicing Agreement
18.             Rule 18f-3 Plan for Multiple Classes of Shares
27.             Financial Data Schedule